UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    --------

                                   FORM N-CSR
                                    --------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   INVESTMENT COMPANY ACT FILE NUMBER 811-5601

                      SEI INSTITUTIONAL INTERNATIONAL TRUST
               (Exact name of registrant as specified in charter)
                                    --------


                               c/o CT Corporation
                               101 Federal Street
                                Boston, MA 02110
               (Address of principal executive offices) (Zip code)

                                 SEI Investments
                            One Freedom Valley Drive
                                 Oaks, PA 19456
                     (Name and address of agent for service)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-800-342-5734

                   DATE OF FISCAL YEAR END: SEPTEMBER 30, 2007

                  DATE OF REPORTING PERIOD: SEPTEMBER 30, 2007

ITEM 1.    REPORTS TO STOCKHOLDERS.

[LOGO]
SEI New ways.
    New answers.(R)

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SEI Institutional International Trust
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Annual Report as of September 30, 2007
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International Equity Fund

Emerging Markets Equity Fund

International Fixed Income Fund

Emerging Markets Debt Fund

TABLE OF CONTENTS

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Management's Discussion and Analysis of Fund Performance                       1
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Schedules of Investments                                                       7
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Statements of Assets and Liabilities                                          56
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Statements of Operations                                                      57
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Statements of Changes in Net Assets                                           58
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Financial Highlights                                                          60
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Notes to Financial Statements                                                 61
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Report of Independent Registered Public Accounting Firm                       70
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Trustees and Officers of the Trust                                            71
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Disclosure of Fund Expenses                                                   75
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Board of Trustees Considerations in Approving the Funds'
   Investment Advisory and Sub-Advisory Agreements                            76
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Notice to Shareholders                                                        79
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The Trust files its complete schedule of portfolio  holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Trust's Form N-Q is available on the Commission's website at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC.
Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-DIAL-SEI; and (ii) on the Commission's website at http://www.sec.gov.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL INTERNATIONAL TRUST -- SEPTEMBER 30, 2007

International Equity Fund

Objective

The International Equity Fund (the "Fund") seeks to provide long-term capital appreciation by investing in equity securities of foreign issuers.

Strategy

The Fund invests primarily in common stocks and other equity securities of issuers of all capitalization ranges that are located in at least 3 countries other than the U.S. The Fund invests primarily in companies located in developed countries, but may also invest in companies located in emerging markets. The Fund uses a multi-manager approach, relying upon a number of sub-advisors with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SEI Investments Management Corporation ("SIMC").

Analysis

International equities posted strong returns during the year ended September 30, 2007. Overall, the non-U.S. developed equity markets, as measured by the Morgan Stanley MSCI EAFE Index, gained 24.87% in U.S. dollar terms during the period. Basic Materials (55.8%) and Telecommunication Services (41.0%) led all sectors during the period. On the negative side, Financials (-13.0%) and Healthcare (-5.3%) were laggards for the year. The resiliency of global growth, particularly in emerging markets, such as China and India, has led to the continued demand for raw materials. Consolidation of the telecommunication sector in Europe has led to strong performance. On the other had subprime turmoil in the U.S. and the subsequent credit squeeze put pressure on the financial sector. Drug related issues continue to plague the health care sector as new drug pipelines are scarce.

The International Equity Fund, Class A trailed the Morgan Stanley MSCI EAFE Index during the period, advancing 23.56%. The Fund benefited from an overweight to Basic Materials, and stock selection in Industrials and Consumer Discretionary. However, somewhat offsetting the positive contributors were stock selection in Basic Materials and an underweight to Utilities. Four of the seven sub-advisors outperformed for the year ended September 30, 2007. McKinley Capital Management, Inc. was the best performing sub-advisor with a strategic exposure to price and earnings momentum being rewarded in the market place. In addition, a tactical exposure to emerging markets added value as well. Somewhat offsetting the positive contribution was the Fund's exposure to Smith Breeden Associates, Inc. who underperformed for the one year period due to their exposure to asset-backed securities, which sold off as a result of the mortgage market selloff.

International Equity Fund

AVERAGE ANNUAL TOTAL RETURN 1

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                            Annualized   Annualized   Annualized     Annualized
                 One Year       3 Year       5 Year      10 Year   Inception to
                   Return       Return       Return       Return           Date
--------------------------------------------------------------------------------
Class A             23.56%       22.75%       21.57%        7.32%          6.48%
--------------------------------------------------------------------------------
Class I             23.25%       22.39%       21.27%        7.09%          6.23%
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Comparison of Change in the Value of a $100,000 Investment in the International
Equity Fund, Class A and Class I, versus the Morgan Stanley MSCI EAFE Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

           International equity    International Equity   Morgan Stanley
              Fund, Class A           Fund, Class I       MSCI EAFE Index

9/97           $100,000                $100,000            $100,000
9/98           $ 91,250                $ 91,170            $ 91,660
9/99           $125,797                $125,539            $120,029
9/00           $131,018                $130,235            $123,846
9/01           $ 90,599                $ 89,953            $ 88,513
9/02           $ 76,293                $ 75,660            $ 74,767
9/03           $ 90,720                $ 89,770            $ 94,213
9/04           $109,536                $108,209            $115,016
9/05           $138,376                $136,192            $144,678
9/06           $163,976                $160,979            $172,398
9/07           $202,609                $198,407            $215,274

1 For the period ended September 30, 2007. Past performance is no indication of future performance. Class I Shares were offered beginning on January 4, 2002. Class A Shares were offered beginning December 20, 1989. Class I Shares performance for the period prior to January 4, 2002 is performance derived from the performance of the Class A Shares. The performance of Class I Shares may be lower than the performance of Class A Shares because of different distribution fees paid by Class I shareholders. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.


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SEI Institutional International Trust / Annual Report / September 30, 2007     1

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL INTERNATIONAL TRUST -- SEPTEMBER 30, 2007

Emerging Markets Equity Fund

Objective

The Emerging Markets Equity Fund (the "Fund") seeks to provide long-term capital appreciation by investing primarily in common stocks and other equity securities of foreign companies located in emerging market countries.

Strategy

The Fund normally maintains investments in at least 6 emerging market countries and does not invest more than 35% of its total assets in any one emerging market country. The Fund uses a multi-manager approach, relying upon a number of sub-advisors with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SEI Investments Management Corporation ("SIMC").

Analysis

The asset class returned 58.63% for the year ended September 30, 2007 as measured by the Morgan Stanley MSCI Emerging Markets Index. On an absolute basis, the asset class has been the best performer over the past one-year period. Historically emerging markets has waxed and waned with their developed counterparts, but a sea change in drivers of growth has shifted significantly from developed countries to emerging markets. This has been apparent in the absolute performance of the asset class and strong economic demand in the face of an uncertain global developed economic environment. Over the year ended September 30, 2007, all sectors posted double digit performance. Basic Materials (104.6%) and Industrials (101.4%) were the strongest performers while Healthcare (25.3%) and Information Technology (16.8%) lagged behind the MSCI Emerging Markets Index. On a country basis, the BRIC nations (Brazil, Russia, India, and China) which constitutes over 40% of the Index, returned 80.2% over the period. The market was led by China (134.4%), Brazil (67.3%) and India (63.2%). The laggards for the period included Russia (24.3%) and Taiwan (32.5%). Emerging markets currencies as a whole appreciated significantly versus the U.S. dollar as well.

The Fund lagged the broader market during the period, returning 48.27% versus 58.63% in U.S. dollar terms. Underperformance was the result of an underweight to China as well as the decisions to underweight materials in favor of overweighting the Consumer Discretionary and Information Technology sectors. Somewhat offsetting the negative contributors were the positive decision to underweight Energy as well as good stock selection in the sector. The Fund also benefited from good stock selection in Telecommunication Services and Consumer Staples. The defensive positioning of the managers as a result of high valuations and earnings at cyclical peaks has led five of six sub-advisors to lag the market for the year.

One new manager, AXA Rosenberg Investment Management LLC (AXA) was funded during the first quarter of the year ended September 30, 2007. Since funding AXA has been a positive contributor to performance.

Emerging Markets Equity Fund

AVERAGE ANNUAL TOTAL RETURN 1

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                            Annualized   Annualized   Annualized     Annualized
                 One Year       3 Year       5 Year      10 Year   Inception to
                   Return       Return       Return       Return           Date
--------------------------------------------------------------------------------
Class A             48.27%       35.69%       33.60%        8.21%          8.51%
--------------------------------------------------------------------------------

Comparison of Change in the Value of a $100,000 Investment in the Emerging Markets Equity Fund, versus the Morgan Stanley MSCI Emerging Markets Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

           Emerging Markets      Morgan Stanley MSCI
             Equity Fund       Emerging Markets Index

9/97          $100,000                $100,000
9/98          $ 48,570                $ 52,190
9/99          $ 71,995                $ 81,688
9/00          $ 72,506                $ 82,023
9/01          $ 47,970                $ 54,824
9/02          $ 51,702                $ 59,292
9/03          $ 71,261                $ 86,549
9/04          $ 88,086                $109,510
9/05          $127,443                $161,177
9/06          $148,420                $194,734
9/07          $220,063                $308,907

1 For the period ended September 30, 2007. Past performance is no indication of future performance. Class A Shares were offered beginning January 17, 1995. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.


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2     SEI Institutional International Trust / Annual Report / September 30, 2007

International Fixed Income Fund

Objective

The International Fixed Income Fund (the "Fund") seeks to provide capital appreciation and current income through investments in investment grade fixed income securities of foreign government and corporate issuers.

Strategy

The Fund seeks to provide U.S.-based investors with a vehicle to diversity and enhance the returns of the domestic fixed income portion of their Funds. Although there are no restrictions of the Fund's overall duration, under normal conditions it is expected to range between four and six years. The Fund is managed against a broad aggregate index inclusive of sovereign, mortgage and corporate securities. The Fund is diversified through its issuers, market capitalization, and industry and country positioning.

Country and currency allocations are made separately. As a result, the Fund's currency exposure may differ from its underlying bond holdings. Under normal circumstances, the Fund intends to be diversified across six to twelve countries, across the three major trading blocs: North America, Europe and the Pacific Basin. Depending upon the relative fundamental and technical views, each trading bloc is over or underweighted relative to the Fund's benchmark index. Currency exposure is actively managed to maximize return and control risk through the use of forward currency contracts and cross-currency hedging techniques.

Analysis

The International fixed income market, as measured by the Lehman Global Aggregate ex-U.S. Index, returned 3.29% over the year ended September 30, 2007. The performance of the international bond markets over the year ended September 30, 2007 was marked with extreme volatility. At the start of this period, bonds came under pressure as a result of generally sound economic data and higher inflationary pressures which saw central banks in the United Kingdom and Europe hike rates on a number of occasions in order to stem these risks. Carry related bond and currency strategies performed well in this time and bond yields tended to drift upwards given the central bank rate increases as well as the sound economic data releases.

Markets however became increasingly jittery in the third quarter of the year ended September 30, 2007, amid isolated mishaps relating to sub-prime shocks, most notably the collapse of two Bear Stearns hedge funds. By July 2007, however, there was overwhelming evidence that the sub-prime woes of the U.S. had proliferated to funds and institutions around the world, most notably in Europe and as far a field as Australia. Investors became increasingly concerned that a major bank might fail and began to demand a higher premium for additional risk.

As a result, investors rapidly sold out of equities and purchased safer assets such as government bonds and yields increases seen earlier in the year were reduced. Volatility surged to levels not seen since early 2003 when the Iraq war began. Inter-bank lending seized up in August as a result of the sub-prime crisis and major central banks around the globe provided emergency funding in an effort to restore order to the financial markets. The Bank of England (BoE) was the only exception, saying it would not come to the rescue of institutions that had mis-priced risk. However, when faced with requests for emergency funding from mortgage lender Northern Rock and scenes of depositors making a run on the bank, the BoE did a U-turn and provided much-needed relief. Inter bank rates spiked as a result of the higher risk aversion in the market and a general unwillingness by banks to lend money to each other as freely thereby reducing the extent of liquidity in the market.

Central bank liquidity interventions helped markets to bounce back in August and they were given further impetus from a decision by the U.S. Federal Reserve
(Fed) to slash interest rates by half a percentage point in September. Other central banks, which before the credit crisis were hawkish on base interest rates, remained on hold. Economic data moderated toward the end of September 2007 as investors became more concerned about the probability of a U.S. recession given the events of the credit crisis, weaker housing markets and weaker investor confidence.

In the U.S. bond market, the shedding of risk propped up prices and pushed yields lower for relatively risk-free government securities, led by gains in U.S. Treasuries. Yields fell sharply at the short end of the maturity spectrum in the aftermath of the sub-prime debacle. With yields at the long end of the curve little changed, the U.S. yield curve


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SEI Institutional International Trust / Annual Report / September 30, 2007     3

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL INTERNATIONAL TRUST -- SEPTEMBER 30, 2007

reverted to a 'normal' shape, with 10-year yields above two-year yields, having been inverted at the start of the review period.

United Kingdom and European government bond markets saw increases in yields despite central bank pauses, underpinned by concerns over inflationary pressures. Yields rose across the curve in Europe and the United Kingdom and marginally in Japan. European and United Kingdom bond markets in general were little changed over the review period, as falling prices offset the return from yields, although government bonds posted strong gains in July and August amid a flight to safety. The United Kingdom and European yield curves steepened while swap spread and corporate credit spreads widened notably in Europe thanks to the sub-prime crisis.

In the currency markets, the dollar fell notably against the Euro and British Pound Sterling, amid forecasts of slower economic growth and lower interest rates in the U.S. The dollar also weakened against the Japanese Yen, although at a more modest pace as investors unwound carry trades globally.

The Fund underperformed its index with a return of 2.34%. The main detractors from performance included the currency positioning by Record Currency Management Limited who were long the British Pound Sterling and Australian Dollar against the Japanese Yen. The Japanese Yen rallied notably against these two currency pairs and as a result detracted from the Fund particularly in the third quarter of 2007. Short duration positioning by BlackRock Financial Management, Inc. and Fidelity International Investment Advisors (UK) Limited detracted at various points throughout the year when global bond yields were falling. Curve steepeners offset these out-right duration positions to some extent. The Fund's position in bank loans detracted toward the end of the third quarter of 2007 amid the sub-prime and credit crisis.

International Fixed Income Fund

AVERAGE ANNUAL TOTAL RETURN 1

--------------------------------------------------------------------------------
                            Annualized   Annualized   Annualized     Annualized
                 One Year       3 Year       5 Year      10 Year   Inception to
                   Return       Return       Return       Return           Date
--------------------------------------------------------------------------------
Class A              2.34%        1.21%        5.45%        3.90%          4.84%
--------------------------------------------------------------------------------

Comparison of Change in the Value of a $100,000 Investment in the International Fixed Income Fund, versus the Lehman Global Aggregate ex-U.S. Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

         International Fixed   Lehman Global Aggregate
             Income Fund            ex-U.S.Index

 9/97        $100,000                 $100,000
 9/98        $112,470                 $113,490
 9/99        $110,940                 $116,123
 9/00        $100,312                 $123,578
 9/01        $103,482                 $135,380
 9/02        $112,485                 $143,218
 9/03        $131,664                 $148,918
 9/04        $141,446                 $153,520
 9/05        $145,704                 $164,067
 9/06        $143,314                 $169,333
 9/07        $146,668                 $174,904

1 For the period ended September 30, 2007. Past performance is no indication of future performance. Class A Shares were offered beginning September 1, 1993. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.


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4     SEI Institutional International Trust / Annual Report / September 30, 2007

Emerging Markets Debt Fund

Objective

The Emerging Markets Debt Fund (the "Fund') seeks to maximize total return from a portfolio consisting of primarily U.S., dollar-denominated debt securities of government, government-related and corporate issuers in emerging market countries.

Strategy

The Fund seeks to provide U.S.-based investors with a vehicle to diversify and enhance the returns of the domestic fixed income portion of their portfolios. Structuring and managing the Fund entails a multistep process. First, an internal assessment of country risk is compared with the market's pricing of country risk to determine relative value opportunities. The output determines which countries are 1) "core" holdings which have the strongest economic/political/debt attributes, 2) "trading" countries which present more opportunistic value and 3) countries "not currently suitable" for investment. Under normal circumstances, the Fund will be diversified across 25-30 countries.

The next step in the process determines relative value amongst sectors within a country, and security selection within the sectors. The final step incorporates a disciplined sell process through continual risk/reward analysis across, and within emerging debt countries. U.S. interest-rate risk relative to the benchmark is controlled through the maintenance of a tightly constrained U.S. Treasury duration. Excess return is captured through active management of the sovereign spread component relative to the benchmark.

Analysis

Emerging Markets Debt ("EMD") as measured by the J.P. Morgan EMBI Global Index posted performance of 7.19% during the year ended September 30, 2007 as the market incurred heightened levels of volatility due to the global credit crunch which caused all risk assets to decline in value. Broadly, the market continues to benefit from strong internal factors - improving economies and the passage of critical reforms - as well as strong external factors - high commodity prices. The continued improvement in EMD credit fundamentals was again rewarded by the rating agencies throughout the period as Mexico, Brazil, Peru, Poland and Belize all saw their ratings upgraded.

With the large number of credit rating improvements for EMD countries over the past year, the J.P. Morgan EMBI Global Index average credit rating is now BB+, its highest average rating on record. Further, there is now a strong probability that the index will hold an average credit rating of BBB-, or investment grade, over the next year. Politics remain at the forefront, especially early in the period, with investor attention focused on the presidential elections in Ecuador and Brazil. After many months of divergent polling results, Rafael Correa, the ex-finance minister who advocated defaulting on debt and cutting ties with the World Bank and IMF, was declared the winner of the presidential election. Correa received 58% of votes tallied, compared with 42% for Alvaro Noboa, Ecuador's largest banana exporter. On the news of the victory by Correa, Ecuadorian bonds initially fell dramatically, although they rebounded after Correa made all interest payments during the year. In Brazil, incumbent President Lula failed to win in the first round, wining 48.6% of the vote, to Geraldo Alckmin's 41.6%. However, in the second round, held on October 29, Lula received 61% to Alckmin's 39% and will serve a second term. During the period, EMD spreads over U.S. Treasuries widened 7 basis point to end at 225 basis points with the market yield ending the period at 6.85%.

The Emerging Markets Debt Fund, Class A posted strong results during the year, returning 10.03%. The Fund's overweight to Brazil was the largest contributor to Fund performance. Brazil bonds gained 12.1% benefiting from the aforementioned credit ratings upgrades while shaking off political volatility. An underweight to Russia also added to performance as Russian bonds underperformed the market by 2% during the period. Mexican bonds benefited from their credit rating upgrades to generate a return of 7.54% during the 12 month period. Finally, the Fund's overweight to Uruguay added to returns as it bonds gained 12.5% on the heels of continued strong economic growth. The largest detractor from performance was the Fund's overweight to Argentina as its bonds only returned -0.25%. Argentine bonds struggled due to growing concern that the government has been tampering with inflation data. President Kirchner replaced the official in charge with calculating consumer prices and installed a political appointee, prompting concern that the government would tamper with the data. The Fund's underweight to the Philippines detracted from performance as the country was one of the top per-


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SEI Institutional International Trust / Annual Report / September 30, 2007     5

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL INTERNATIONAL TRUST -- SEPTEMBER 30, 2007

forming country in the index, returning 11.1%. The Fund has been underweight Philippines bonds all year due to the country's high debt/gross domestic product ratio. Finally, the Fund's lack of exposure to Cote D'Ivoire (Ivory Coast) detracted as bonds gained 45.8% during the period. Cote D'Ivoire bonds rallied sharply on increased expectations for the government and rebels will begin to hold open talks which could simmer tensions between the two that have divided the country for three years.

Emerging Markets Debt Fund

AVERAGE ANNUAL TOTAL RETURN 1

---------------------------------------------------------------------------
                       Annualized   Annualized   Annualized     Annualized
            One Year       3 Year       5 Year      10 Year   Inception to
              Return       Return       Return       Return           Date
---------------------------------------------------------------------------
Class A        10.03%       12.58%       19.39%       11.12%         11.48%
---------------------------------------------------------------------------

Comparison of Change in the Value of a $100,000 Investment in the Emerging Markets Debt Fund, versus the J.P. Morgan EMBI Global Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                           Emerging Markets         J.P. Morgan EMBI
                               Debt Fund              Global Index
9/97                          $ 100,000               $ 100,000
9/98                          $  65,900               $  77,530
9/99                          $  86,428               $  95,525
9/00                          $ 110,688               $ 115,451
9/01                          $ 115,879               $ 124,791
9/02                          $ 118,371               $ 133,227
9/03                          $ 176,550               $ 172,116
9/04                          $ 201,214               $ 191,186
9/05                          $ 240,129               $ 217,169
9/06                          $ 260,972               $ 235,085
9/07                          $ 287,148               $ 251,988

1 For the period ended September 30, 2007. Past performance is no indication of future performance. Class A Shares were offered beginning June 26, 1997. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.


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6     SEI Institutional International Trust / Annual Report / September 30, 2007

SCHEDULE OF INVESTMENTS

International Equity Fund

September 30, 2007

--------------------------------------------------------------------------------

SECTOR WEIGHTINGS (UNAUDITED)+:

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Financials                                                                 18.6%
Short-Term Investments                                                     13.8%
Industrials                                                                 9.4%
Basic Materials                                                             9.4%
Consumer Discretionary                                                      8.7%
Energy                                                                      5.6%
Telecommunication Services                                                  5.4%
U.S. Government Agency Mortgage-Backed Securities                           5.2%
Information Technology                                                      5.0%
Asset-Backed Securities                                                     3.8%
Consumer Staples                                                            3.7%
Healthcare                                                                  3.6%
Utilities                                                                   3.2%
Time Deposits                                                               2.8%
Commercial Paper                                                            1.0%
U.S. Treasury Obligations                                                   0.5%
Equity-Linked Warrants                                                      0.2%
Rights                                                                      0.1%
Purchased Option                                                            0.0%
Exchange Traded Fund                                                        0.0%

+ Percentages based on total investments. Includes Investments held as collateral for securities on loan (see Note 7).

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
COMMON STOCK -- 85.3%

AUSTRALIA -- 4.8%
   Adelaide Brighton                                     24,500   $          86
   AGL Energy                                            31,390             441
   Amcor (B)                                            191,383           1,250
   AMP                                                  920,250           8,583
   Asciano Group*                                        77,442             615
   Australia & New Zealand Banking Group                257,473           6,767
   Australian Infrastructure Fund (B)                   613,900           1,717
   Australian Stock Exchange                              3,700             176
   Babcock & Brown                                       17,401             423
   BHP Billiton                                         447,092          17,626
   BHP Billiton ADR                                       6,100             479
   BlueScope Steel                                      469,900           4,470
   Boral (B)                                             27,700             176
   Brambles                                             271,599           3,548
   Caltex Australia                                       4,800             100
   Centro Properties Group (B)                           47,339             309
   Challenger Financial Services Group (B)              899,600           4,936
   Commonwealth Bank of Australia                        67,687           3,378
   CSL (B)                                               51,929           4,931
   CSR                                                  479,000           1,318
   Downer EDI (B)                                       251,017           1,391
   Felix Resources                                       14,500              74
   Flight Centre                                         95,400           1,832
   Fortescue Metals Group                                   200               8
   Foster's Group                                       250,000           1,445
   Goodman Fielder (B)                                  997,297           2,277
   Independence Group                                    12,800              74
   ING Industrial Fund (B)                              377,625             946
   Insurance Australia Group                             50,600             235
   Jabiru Metals                                          2,200               3
   John Fairfax Holdings (B)                            542,200           2,265
   Jubilee Mines                                         28,500             438
   Leighton Holdings (B)                                109,300           4,981

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   Lend Lease (B)                                        22,000   $         368
   Macquarie Airports (B)                             1,908,319           7,346
   Macquarie Bank (B)                                    49,210           3,675
   Macquarie Infrastructure Group (B)                 2,105,350           5,813
   MFS                                                  408,400           1,695
   Minara Resources (B)                                  79,600             459
   Mincor Resources                                      18,300              69
   Mirvac Group                                         227,227           1,096
   National Australia Bank                              236,000           8,293
   Newcrest Mining                                      132,600           3,286
   OneSteel                                              38,200             233
   Origin Energy                                        108,365             988
   Pacific Brands                                     2,016,464           5,532
   PaperlinX                                            353,300             950
   Perilya                                               30,387             107
   Portman (B)*                                           3,500              36
   Qantas Airways (B)                                   950,807           4,695
   QBE Insurance Group (B)                              831,592          24,874
   Rio Tinto                                             24,500           2,346
   Sally Malay Mining                                    33,500             144
   Santos                                                75,500           1,006
   Seven Network (B)                                    223,100           2,586
   Sims Group                                            19,100             546
   Specialty Fashion Group                              623,920             889
   TABCORP Holdings                                      68,700             921
   Tattersall's (B)                                     562,000           1,974
   Telstra                                            2,022,000           5,118
   Telstra                                              683,786           2,638
   Toll Holdings                                         77,442             898
   West Australian Newspapers Holdings (B)              290,500           3,990
   Westfield Group                                      144,250           2,770
   Westpac Banking                                      185,481           4,678
   Woolworths                                           386,684          10,167
   WorleyParsons                                        114,956           4,314
   Zinifex                                              189,000           2,964
                                                                  --------------
                                                                        194,762
                                                                  --------------
AUSTRIA -- 0.4%
   Erste Bank der Oesterreichischen Sparkassen           18,200           1,383
   IMMOFINANZ                                            95,900           1,193
   Mayr Melnhof Karton (B)                                3,364             371
   OMV                                                      400              27
   Raiffeisen International Bank Holding (B)             11,818           1,723
   Telekom Austria (B)                                  117,600           3,069
   Voestalpine (B)                                       60,279           5,195
   Wienerberger (B)                                      19,888           1,240
                                                                  --------------
                                                                         14,201
                                                                  --------------
BELGIUM -- 1.0%
   AGFA-Gevaert                                          12,901             248
   Belgacom                                              75,392           3,489
   Compagnie Maritime Belge                              58,700           4,341


--------------------------------------------------------------------------------
SEI Institutional International Trust / Annual Report / September 30, 2007     7

SCHEDULE OF INVESTMENTS

September 30, 2007

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   D'ieteren                                              4,217   $       1,877
   Delhaize Group                                        19,749           1,887
   Dexia (B)                                            113,998           3,443
   Fortis (B)                                           358,443          10,526
   Fortis (Netherlands Line)                            173,786           5,104
   Gimv                                                  24,500           1,673
   InBev                                                 39,859           3,603
   KBC Groep                                              3,847             528
   Solvay (B)                                            21,934           3,174
   UCB                                                   23,630           1,391
                                                                  --------------
                                                                         41,284
                                                                  --------------
BERMUDA -- 0.1%
   Frontline                                             62,600           3,059
                                                                  --------------
BRAZIL -- 0.3%
   Cia Vale do Rio Doce ADR                             143,600           4,872
   Gerdau ADR                                           138,375           3,628
   Uniao de Bancos Brasileiros GDR                       13,800           1,816
                                                                  --------------
                                                                         10,316
                                                                  --------------
CANADA -- 2.4%
   Alcan                                                 22,500           2,247
   Barrick Gold                                         301,700          12,153
   Cameco (B)                                           175,400           8,098
   Canadian National Railway                             27,600           1,577
   Canadian Natural Resources (B)                        34,100           2,593
   Eastern Platinum*                                  1,232,550           2,803
   EnCana (B)                                           106,300           6,579
   Fairfax Financial Holdings                             5,100           1,245
   Manulife Financial                                    31,700           1,308
   Methanex (B)                                          79,100           1,992
   Nexen                                                      1              --
   Potash Saskatchewan (B)                              121,300          12,823
   Research In Motion                                   146,790          14,466
   Rogers Communications, Cl B (B)                      246,180          11,218
   Shoppers Drug Mart (B)                                24,500           1,341
   Suncor Energy (B)                                     36,000           3,422
   Teck Cominco, Cl B (B)                               148,000           7,033
   TELUS (B)                                             75,083           4,231
                                                                  --------------
                                                                         95,129
                                                                  --------------
CHINA -- 0.1%
   China Petroleum & Chemical, Cl H                   2,176,000           2,720
   China Shenhua Energy                                 240,000           1,443
   Industrial & Commercial Bank of
      China, Cl H                                     1,994,000           1,399
   People's Food Holdings                                12,000              11
                                                                  --------------
                                                                          5,573
                                                                  --------------
CYPRUS -- 0.1%
   Marfin Popular Bank*                                 389,400           5,316
                                                                  --------------

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
DENMARK -- 1.0%
   A P Moller - Maersk, Cl A                                273   $       3,698
   A P Moller - Maersk, Cl B (B)                          1,044          14,302
   Carlsberg, Cl B (B)                                   25,146           3,425
   Danske Bank                                           96,249           3,898
   East Asiatic                                          14,788           1,102
   H Lundbeck (B)                                        22,400             607
   Jyske Bank                                             7,832             607
   Novo-Nordisk, Cl B*                                   55,440           6,674
   Schouw                                                 8,000             762
   Sydbank                                               17,678             767
   Vestas Wind Systems*                                  48,500           3,822
                                                                  --------------
                                                                         39,664
                                                                  --------------
FINLAND -- 1.6%
   Elisa, Cl A                                           26,300             815
   Kemira                                                32,000             746
   Kone, Cl B                                             2,411             175
   Konecranes                                            21,196             850
   Metso                                                 52,900           3,634
   Neste Oil                                             21,823             797
   Nokia                                                936,511          35,507
   Nokia ADR                                              7,500             285
   Nokian Renkaat                                        41,000           1,601
   OKO Bank, Cl A                                        83,986           1,732
   Outokumpu                                             94,188           3,374
   Rautaruukki                                           24,500           1,481
   Sampo, Cl A                                          133,800           4,074
   Stora Enso, Cl R                                     222,600           4,324
   UPM-Kymmene                                          131,362           3,169
   Wartsila, Cl B                                        19,600           1,339
                                                                  --------------
                                                                         63,903
                                                                  --------------
FRANCE -- 8.3%
   Accor (B)                                             36,117           3,198
   Air France-KLM                                       153,343           5,620
   Air Liquide                                           35,696           4,765
   Alcatel                                              141,400           1,448
   Alstom                                                 7,300           1,480
   Atos Origin*                                             600              35
   AXA (B)                                              200,790           8,961
   BNP Paribas                                          279,845          30,541
   Bouygues                                             123,197          10,598
   Business Objects (B)*                                 10,836             482
   Capgemini (B)                                         26,400           1,623
   Carrefour                                             16,900           1,181
   Casino Guichard Perrachon                             13,699           1,433
   Christian Dior                                        18,400           2,348
   Cie de Saint-Gobain                                   97,111          10,108
   Ciments Francais                                       7,040           1,234
   Club Mediterranee*                                     1,170              76
   CNP Assurances (B)                                    15,094           1,926


--------------------------------------------------------------------------------
8     SEI Institutional International Trust / Annual Report / September 30, 2007

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   Compagnie Generale de Geophysique*                    14,100   $       4,595
   Compagnie Generale des Etablissements
      Michelin, Cl B                                     81,800          10,968
   Credit Agricole                                      247,083           9,505
   Dassault Systemes                                     28,862           1,889
   Financiere de L'Odet                                   1,280             557
   France Telecom (B)                                   511,856          17,099
   Groupe Danone (B)                                     54,014           4,240
   Havas                                                 14,356              85
   L'Oreal (B)                                           52,725           6,898
   Lafarge                                               50,271           7,768
   Lagardere S.C.A. (B)                                  63,782           5,414
   Natixis                                                1,869              41
   PagesJaunes Groupe                                    29,500             605
   Pernod-Ricard                                          3,200             696
   Peugeot                                              149,007          12,265
   Publicis Groupe                                       20,900             857
   Renault                                               99,279          14,348
   Rhodia*                                              213,091           7,734
   Safran                                                36,407             877
   Sanofi-Aventis                                       314,449          26,554
   Sanofi-Aventis (Germany Line)                          2,125             178
   Schneider Electric (B)                                58,413           7,360
   SCOR                                                  30,863             825
   Sequana Capital                                          334              11
   Societe Generale                                     116,205          19,448
   Sodexho Alliance                                       1,500             103
   Suez*                                                 17,972           1,056
   Technip                                               15,900           1,418
   Thales                                                30,202           1,766
   Thomson                                               60,000             911
   Total                                                470,476          38,151
   Unibail +                                              7,900           2,028
   Vallourec                                             29,325           8,424
   Veolia Environnement                                  54,056           4,643
   Vinci                                                183,835          14,324
   Vivendi (B)                                          381,858          16,075
                                                                  --------------
                                                                        336,773
                                                                  --------------
GERMANY -- 8.6%
   Allianz                                              181,896          42,385
   Altana                                                12,688             305
   BASF                                                 144,186          19,890
   Bayer                                                334,942          26,589
   Bayerische Motoren Werke                             192,211          12,364
   Commerzbank                                          185,770           7,501
   Continental                                           36,927           5,093
   DaimlerChrysler                                      275,183          27,645
   Deutsche Bank                                        176,565          22,695
   Deutsche Beteiligungs                                 51,000           1,784
   Deutsche Boerse                                       33,300           4,523
   Deutsche Lufthansa (B)                               287,271           8,240

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   Deutsche Telekom                                     285,700   $       5,599
   E.ON                                                 180,119          33,213
   Fresenius Medical Care                               188,250           9,978
   Henkel                                                 2,717             128
   Hochtief                                              20,800           2,516
   Hypo Real Estate Holding (B)                          50,305           2,853
   Infineon Technologies*                               646,650          11,118
   Lanxess                                               19,800             937
   MAN                                                   11,188           1,624
   MTU Aero Engines Holding                               1,041              63
   Muenchener Rueckversicherungs                         79,741          15,283
   MVV Energie                                            1,364              56
   Norddeutsche Affinerie (B)                           107,600           4,713
   Rheinmetall*                                           4,131             328
   RWE                                                   93,728          11,757
   Salzgitter (B)                                        51,268          10,043
   SAP                                                   63,524           3,709
   Siemens                                              201,026          27,566
   Software                                              21,800           2,041
   Suedzucker (B)                                       111,612           2,237
   ThyssenKrupp                                         161,155          10,236
   Volkswagen                                            38,487           8,675
   Vossloh (B)                                           35,000           3,768
   Wincor Nixdorf                                        10,633             877
                                                                  --------------
                                                                        348,332
                                                                  --------------
GREECE -- 0.1%
   Coca Cola Hellenic Bottling                           20,305           1,170
   Cosmote Mobile Communications                          3,741             128
   Hellenic Telecommunications Organization              66,000           2,440
   OPAP                                                   9,836             381
                                                                  --------------
                                                                          4,119
                                                                  --------------
HONG KONG -- 2.2%
   Allied Properties HK                                 160,000              53
   Asia Financial Holdings                               10,000               6
   Bank of East Asia                                    441,200           2,476
   BOC Hong Kong Holdings                               460,500           1,168
   Cheung Kong Holdings                                 482,500           7,962
   China Mobile                                       1,241,000          20,335
   China Mobile ADR*                                      2,800             230
   China Netcom Group                                   575,000           1,540
   China Oriental Group                                 594,000             340
   Chinese Estates Holdings                             595,900             957
   Chow Sang Sang Holdings                               66,000              92
   CLP Holdings                                         511,400           3,542
   Esprit Holdings                                      112,000           1,780
   Great Eagle Holdings                                 515,900           1,959
   Guoco Group                                           33,000             450
   Hang Lung Group                                       52,000             296
   Hang Lung Properties                                 365,000           1,635


--------------------------------------------------------------------------------
SEI Institutional International Trust / Annual Report / September 30, 2007     9

SCHEDULE OF INVESTMENTS

September 30, 2007

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                               Shares  ($ Thousands)
--------------------------------------------------------------------------------
   Hang Seng Bank                                         29,200  $         519
   Henderson Land Development                             51,000            405
   Hong Kong & China Gas                                 387,200            902
   Hong Kong Exchanges and Clearing                       52,000          1,590
   Hongkong & Shanghai Hotels                            819,000          1,453
   HongKong Electric Holdings (B)                        786,400          4,090
   Hopewell Holdings                                     586,100          2,799
   Hopson Development Holdings                            42,000            140
   Hutchison Whampoa                                     155,800          1,668
   Jardine Matheson Holdings                                 800             23
   Jardine Strategic Holdings                             49,000            774
   Kerry Properties                                      210,000          1,614
   Li & Fung (B)                                         507,200          2,155
   Miramar Hotel & Investment                              6,000             10
   MTR (B)                                             1,277,100          3,806
   New World China Land                                    5,600              5
   New World Development                               1,193,600          3,303
   Orient Overseas International                          15,500            148
   Pacific Century Premium Developments                  540,000            169
   Sino Land                                             163,659            407
   Sinolink Worldwide Holdings (B)                     1,040,000            333
   Sun Hung Kai                                           11,000             16
   Sun Hung Kai Properties                               353,200          5,956
   Swire Pacific, Cl A                                   342,000          4,149
   Transport International Holdings                       10,400             59
   Truly International Holdings                           22,000             59
   Vtech Holdings                                        138,200          1,023
   Wharf Holdings                                        861,800          4,238
   Wheelock                                              589,600          1,624
   Wing On International                                  19,000             36
                                                                  --------------
                                                                         88,294
                                                                  --------------
INDIA -- 0.1%
   Reliance Industries GDR (F)*                           52,140          5,970
                                                                  --------------
IRELAND -- 0.4%
   Allied Irish Banks                                    118,742          2,871
   CRH                                                   165,293          6,547
   DCC                                                    72,512          2,135
   Depfa Bank                                             88,100          1,819
   Irish Life & Permanent                                 53,500          1,183
   Total Produce                                          67,294             64
                                                                  --------------
                                                                         14,619
                                                                  --------------
ISRAEL -- 0.3%
   Teva Pharmaceutical Industries ADR                    278,470         12,384
                                                                  --------------
ITALY -- 3.1%
   ACEA                                                   51,000          1,002
   Aedes                                                 139,100            935
   AEM (B)                                               814,000          3,039
   Autostrade                                            315,300         10,623

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                               Shares  ($ Thousands)
--------------------------------------------------------------------------------
   Banca Intesa                                          707,296  $       5,447
   Banco Popolare                                         39,905            891
   Beni Stabili                                        2,834,700          3,544
   Buzzi Unicem                                           79,408          2,060
   Cementir (B)                                           93,600            944
   Danieli                                                44,500          1,512
   Ducati Motor Holding (B)                            1,659,100          4,061
   Edison                                                  2,424              8
   Enel                                                  497,374          5,616
   ENI                                                   645,553         23,861
   Fiat (B)                                              582,915         17,583
   Fiat RNC                                              173,540          4,403
   Fondiaria-Sai                                          16,704            782
   IFIL - Investments                                  1,184,350         12,733
   Immobiliare Grande Distribuzione (B)                  253,900            993
   Immobiliare Lombarda                                  486,766            119
   IMMSI                                                 641,600          1,642
   Indesit                                                95,700          1,645
   Iride                                                  32,921            121
   Italcementi                                           137,534          3,039
   Italmobiliare (B)                                      15,635          1,945
   KME Group                                             248,566            655
   MARR                                                  110,200          1,198
   Pirelli & C                                           780,000            937
   Telecom Italia (B)                                  1,737,568          5,270
   Telecom Italia RNC                                  1,263,689          3,039
   UniCredito Italiano                                   786,448          6,711
                                                                  --------------
                                                                        126,358
                                                                  --------------
JAPAN -- 16.5%
   Advantest (B)                                          24,700            769
   Aeon                                                  433,500          6,117
   Aida Engineering                                        6,000             39
   Aioi Insurance                                        150,000            871
   Aisan Industry (B)                                      9,800            119
   Aisin Seiki (B)                                       168,200          6,712
   Alpen                                                   7,700            103
   Amada                                                 173,800          1,940
   AOC Holdings                                           99,200          1,618
   Aoyama Trading                                         61,400          1,559
   Asahi Breweries                                        83,100          1,264
   Asahi Glass                                            87,000          1,169
   Asahi Kasei                                           118,000            952
   Astellas Pharma (B)                                    28,000          1,341
   Atsugi                                              1,771,600          2,310
   Autobacs Seven (B)                                     66,200          1,718
   Bank of Kyoto (B)                                     195,500          2,368
   Bank of the Ryukyus (B)                               102,100          1,332
   BML                                                     3,900             56
   Bosch (B)                                              54,000            262
   Bridgestone (B)                                       154,200          3,405
   Canon                                                 123,248          6,719


--------------------------------------------------------------------------------
10    SEI Institutional International Trust / Annual Report / September 30, 2007

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                               Shares  ($ Thousands)
--------------------------------------------------------------------------------
   Casio Computer (B)                                     30,200  $         432
   Cawachi (B)                                             4,400            118
   Central Glass                                          17,000             86
   Central Japan Railway                                       8             85
   Chiba Bank                                            142,000          1,096
   Circle K Sunkus                                        16,700            259
   Citizen Watch (B)                                     139,000          1,397
   CMK                                                   264,700          2,831
   Coca-Cola West Holdings (B)                            58,600          1,376
   COMSYS Holdings                                        79,000            865
   Cosmo Oil (B)                                         762,800          3,634
   Cosmos Initia                                           7,000             29
   Dai Nippon Printing (B)                                42,000            600
   Daicel Chemical Industries                             23,000            182
   Dainippon Ink and Chemicals (B)                       146,000            646
   Dainippon Screen Manufacturing                         58,000            349
   Dainippon Sumitomo Pharma                              22,000            204
   Daito Trust Construction (B)                           28,100          1,354
   Daiwa House Industry                                  101,000          1,316
   Daiwa Securities Group                                 44,000            419
   Denki Kagaku Kogyo                                     10,000             56
   Denso                                                  20,900            787
   EDION                                                  49,400            549
   Eighteenth Bank                                        35,000            140
   Fanuc (B)                                              66,200          6,740
   Fields (B)                                                 65             88
   Fuji Electric Holdings (B)                            127,000            565
   Fuji Fire & Marine Insurance                           93,000            317
   Fuji Heavy Industries                                 138,000            606
   Fuji Machine Manufacturing (B)                          2,200             43
   FUJIFILM Holdings (B)                                 168,300          7,770
   Fujikura                                               79,000            499
   Fujitsu (B)                                           600,000          4,236
   Fukuda Denshi                                             100              3
   Fukuyama Transporting (B)                             340,500          1,569
   Gunma Bank (B)                                        453,400          3,020
   Gunze                                                 341,200          1,679
   Hakuhodo DY Holdings (B)                                2,830            198
   Hankyu Holdings (B)                                   313,000          1,597
   Heiwa                                                  11,100            130
   Hirose Electric (B)                                    10,100          1,227
   Hitachi (B)                                           759,000          5,048
   Hitachi Cable                                         155,000            960
   Hitachi Construction Machinery                         10,300            411
   Hitachi Koki                                            6,200            107
   Hitachi Maxwell                                        14,200            153
   Hitachi Transport System                                  500              6
   Hokkaido Electric Power                                50,000          1,080
   Honda Motor                                           266,200          8,934
   Hoya                                                  120,900          4,121
   Hyakugo Bank                                           31,000            179
   Idemitsu Kosan                                         23,300          2,619
   Ines                                                  158,000            918

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                               Shares  ($ Thousands)
--------------------------------------------------------------------------------
   Inpex Holdings                                            520  $       5,335
   Isuzu Motors                                          546,000          3,124
   Itochu                                                783,000          9,497
   Japan Steel Works                                     877,450         14,549
   Japan Tobacco (B)                                       2,003         10,989
   JFE Holdings (B)                                      247,600         17,523
   JGC                                                   136,000          2,619
   Joshin Denki (B)                                      138,300            968
   Joyo Bank                                              69,000            385
   Kagoshima Bank                                          1,000              7
   Kamigumi                                               81,000            680
   Kaneka                                                 11,000             92
   Kansai Electric Power                                 102,000          2,328
   Kanto Tsukuba Bank (B)                                230,700          1,534
   Kato Sangyo                                               400              5
   Kawasaki Kisen Kaisha (B)                             126,000          1,848
   KDDI (B)                                                  118            874
   Keyence                                                 8,800          1,951
   Kinden                                                  8,000             73
   Kirin Brewery                                          95,000          1,255
   Kobe Steel                                            408,000          1,522
   Komatsu                                               143,800          4,826
   Komori                                                 52,000          1,273
   Kumagai Gumi (B)                                      570,600            878
   Kuraray                                                37,500            474
   Kyocera                                                11,300          1,058
   Kyowa Hakko Kogyo                                      70,000            720
   Kyushu Electric Power (B)                             157,500          4,163
   Macnica (B)                                             3,100             69
   Maeda (B)                                               2,000              8
   Makita (B)                                             22,900          1,003
   Marubeni                                              193,000          1,769
   Maruichi Steel Tube (B)                                 5,800            145
   Matsushita Electric Industrial                        257,100          4,817
   Mazda Motor                                           118,000            596
   Millea Holdings                                       103,100          4,141
   Mitsubishi                                            487,300         15,422
   Mitsubishi Chemical Holdings                          571,000          4,965
   Mitsubishi Estate                                     525,300         15,026
   Mitsubishi Gas Chemical                                74,000            685
   Mitsubishi Heavy Industries                           475,000          3,102
   Mitsubishi Materials (B)                              437,700          2,717
   Mitsubishi Paper Mills (B)                            836,400          1,600
   Mitsubishi UFJ Financial Group (I)                      1,798         17,109
   Mitsui                                                520,600         12,629
   Mitsui Chemicals                                      716,000          7,103
   Mitsui Mining & Smelting                              121,000            521
   Mitsui OSK Lines                                      723,000         11,699
   Mitsui Sumitomo Insurance (B)                         273,000          3,202
   Miyazaki Bank                                          27,000            104
   Mizuho Financial Group (B)                              1,046          5,957
   Mochida Pharmaceutical                                  1,000              9
   Murata Manufacturing                                   20,900          1,505


--------------------------------------------------------------------------------
SEI Institutional International Trust / Annual Report / September 30, 2007    11

SCHEDULE OF INVESTMENTS

September 30, 2007

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   Nagase                                                24,000   $         284
   Namco Bandai Holdings                                 31,200             453
   NEC                                                  284,000           1,378
   NGK Spark Plug                                        38,000             590
   Nichicon (B)                                         162,700           2,062
   Nikon (B)                                             95,000           3,263
   Nintendo (B)                                          52,975          27,543
   Nippo                                                194,200           1,552
   Nippon Beet Sugar Manufacturing (B)                  385,800             906
   Nippon Electric Glass                                112,500           1,810
   Nippon Konpo Unyu Soko                               157,300           2,139
   Nippon Mining Holdings                               396,000           3,973
   Nippon Oil                                           425,000           3,943
   Nippon Sharyo (B)                                    534,700           1,199
   Nippon Sheet Glass                                   114,000             696
   Nippon Shokubai                                       62,000             603
   Nippon Steel (B)                                     734,800           5,283
   Nippon Telegraph & Telephone                           2,553          11,920
   Nippon Yusen                                         328,000           3,200
   Nissan Motor (B)                                   1,200,400          12,013
   Nissan Shatai (B)                                     28,000             172
   Nissay Dowa General Insurance                         40,000             244
   Nisshin Oillio Group                                  10,000              42
   Nisshin Steel                                         85,000             383
   Nisshinbo Industries (B)                             270,000           3,749
   Nitto Kogyo (B)                                        3,200              49
   Nomura Holdings (B)                                   92,600           1,551
   Noritake (B)                                          24,000             114
   NSK (B)                                              153,000           1,341
   NTT Data (B)                                             659           2,934
   NTT DoCoMo (B)                                         2,715           3,871
   Obayashi (B)                                         185,000             856
   Odakyu Electric Railway (B)                          177,000           1,140
   Ohara                                                    300               6
   Oiles                                                    900              19
   Okaya                                                    500               6
   Oki Electric Industry (B)                            878,000           1,511
   OKUMA (B)                                             19,000             277
   Okumura (B)                                          401,900           2,044
   Olympus                                               14,000             575
   Omron                                                 71,800           1,898
   Onward Kashiyama                                      64,000             647
   Oriental Land (B)                                      6,700             388
   ORIX (B)                                              64,700          14,738
   Plenus                                                   400               7
   Ricoh                                                162,000           3,423
   Riso Kagaku                                            1,400              28
   Rohm                                                  14,700           1,297
   Sanki Engineering (B)                                203,400           1,227
   Sankyo (B)                                            26,000           1,051
   Sanwa Shutter                                         84,000             470
   Sapporo Hokuyo Holdings                                   34             337

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   Sega Sammy Holdings (B)                               55,400   $         737
   Seikagaku                                              1,800              21
   Seiko Epson (B)                                       40,400             999
   Seino Transportation                                  37,000             341
   Sekisui Chemical (B)                                 201,000           1,473
   Sekisui House                                        199,000           2,502
   SFCG (B)                                               9,600           1,343
   Sharp                                                303,000           5,493
   Shin-Etsu Chemical                                    37,600           2,596
   Shinsei Bank                                         241,000             759
   Shiseido (B)                                          27,000             599
   Showa Shell Sekiyu (B)                               129,400           1,662
   SMC                                                   28,200           3,857
   Softbank (B)                                         643,300          11,858
   Sojitz                                               239,500           1,041
   Sony (B)                                             290,700          14,078
   SSP                                                    3,000              14
   Stanley Electric                                      36,800             886
   Sumco                                                  8,300             338
   Sumitomo (B)                                         537,600          10,377
   Sumitomo Chemical                                    653,200           5,594
   Sumitomo Electric Industries                           5,680              90
   Sumitomo Forestry                                     36,000             297
   Sumitomo Heavy Industries                             67,000             862
   Sumitomo Metal Industries (B)                        958,000           5,581
   Sumitomo Metal Mining                                200,000           4,852
   Sumitomo Mitsui Financial Group (B)                    2,856          22,224
   Suzuken                                                6,600             222
   Suzuki Motor (B)                                     198,500           5,868
   T&D Holdings                                          22,000           1,352
   Taisho Pharmaceutical (B)                             19,000             373
   Takeda Pharmaceutical (B)                             76,700           5,388
   Takefuji (B)                                          63,100           1,251
   Teijin (B)                                           186,000             907
   Toagosei                                             849,000           3,159
   Toda (B)                                             764,600           4,029
   Tokai Rika (B)                                        27,500             765
   Tokyo Electric Power (B)                             282,100           7,113
   Tokyo Electron                                        75,800           4,798
   Tokyo Gas                                            406,000           1,889
   Tokyo Steel Manufacturing                             20,900             324
   Tokyu (B)                                            241,000           1,572
   Tokyu Land                                           130,400           1,307
   Toppan Printing (B)                                  108,000           1,111
   Topre                                                  7,600              68
   Topy Industries (B)                                   39,000             104
   Toshiba (B)                                        1,754,000          16,363
   Toshiba TEC                                           32,000             198
   Tosoh                                                169,000           1,095
   Toyo Seikan Kaisha (B)                               100,800           1,897
   Toyota Auto Body (B)                                  20,100             333
   Toyota Industries                                     34,500           1,485


--------------------------------------------------------------------------------
12    SEI Institutional International Trust / Annual Report / September 30, 2007

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   Toyota Motor                                         473,300   $      27,900
   Trend Micro (B)                                       82,500           3,565
   TV Asahi                                                 189             304
   Unicharm                                              24,300           1,490
   UNY                                                  142,000           1,236
   USS (B)                                                5,500             361
   Wacoal Holdings                                        5,000              61
   Yahoo! Japan (B)                                      11,963           4,525
   Yamada Denki                                          33,710           3,332
   Yamaha (B)                                            31,500             705
   Yamaha Motor                                          50,500           1,286
   Yamatane (B)                                         627,700             742
   Yamato Kogyo                                           5,400             259
   Yamato Transport (B)                                 165,800           2,484
   Yokogawa Bridge                                      134,400             836
   Yokohama Rubber                                      403,700           3,019
   Zephyr                                                     5               7
                                                                  --------------
                                                                        669,591
                                                                  --------------

LUXEMBOURG -- 0.5%
   ArcelorMittal (B)                                    198,196          15,601
   ArcelorMittal                                          9,600             756
   Oriflame Cosmetics SDR (B)                            22,781           1,377
   SES Global FDR (Paris Exchange)                       74,390           1,735
                                                                  --------------
                                                                         19,469
                                                                  --------------

MEXICO -- 0.5%
   America Movil ADR, Ser L                             298,400          19,098
                                                                  --------------

NETHERLANDS -- 4.5%
   ABN AMRO Holding                                      19,000             999
   Aegon                                                222,956           4,258
   Akzo Nobel                                           238,173          19,578
   ASML Holding                                          49,727           1,644
   Buhrmann                                             187,500           2,037
   European Aeronautic Defense and Space                 47,100           1,444
   Fugro                                                 25,374           2,054
   Heineken                                              11,492             752
   Heineken Holding                                      22,062           1,261
   Hunter Douglas                                         7,817             700
   ING Groep                                            932,888          41,300
   Koninklijke Ahold                                    349,200           5,264
   Koninklijke DSM                                       98,252           5,289
   Reed Elsevier (B)                                     94,150           1,784
   Royal Dutch Shell, Cl A                              791,129          32,583
   Royal Dutch Shell, Cl A (GBP)                        340,604          13,997
   Royal Dutch Shell, Cl B                              456,939          18,731
   Royal KPN                                            173,132           2,997
   TNT                                                   94,724           3,961
   Unilever (B)                                         668,980          20,598
   Vedior                                                10,500             230
                                                                  --------------
                                                                        181,461
                                                                  --------------

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
NEW ZEALAND -- 0.2%
   Air New Zealand                                      943,900   $       1,762
   Fletcher Building                                    260,552           2,498
   Infratil (B)                                         367,500             825
   Kiwi Income Property Trust                           725,600             795
   Telecom of New Zealand                               590,363           1,994
                                                                  --------------
                                                                          7,874
                                                                  --------------

NORWAY -- 0.7%
   Aker, A Shares                                        15,200           1,068
   DnB                                                  240,664           3,671
   Ementor*                                             383,100           3,448
   Norske Skogindustrier                                 77,142             821
   Orkla                                                 65,100           1,156
   Schibsted                                            102,900           5,389
   Storebrand                                           156,000           2,411
   Tandberg                                             144,900           3,467
   Telenor                                              217,300           4,328
   Yara International                                   138,400           4,352
                                                                  --------------
                                                                         30,111
                                                                  --------------

POLAND -- 0.0%
   Polski Koncern Naftowy Orlen                          59,300           1,242
                                                                  --------------

PORTUGAL -- 0.3%
   Banco BPI (B)                                        128,526           1,078
   Banco Comercial Portugues (B)                        522,606           2,163
   Banco Espirito Santo (B)                             142,381           3,220
   Cimpor Cimentos de Portugal (B)                      151,219           1,249
   Energias de Portugal (B)                             370,704           2,161
   Semapa-Sociedade de
      Investimento e Gestao*                             68,200           1,109
   Sonae Industria (B)                                   14,703             165
   Teixeira Duarte - Engenharia Construcoes*              4,399              13
                                                                  --------------
                                                                         11,158
                                                                  --------------

SINGAPORE -- 1.3%
   Allgreen Properties                                1,498,200           1,938
   CapitaCommercial Trust +                           1,071,600           2,050
   CapitaLand                                           931,000           5,111
   Chuan Hup Holdings*                                  877,600             213
   City Developments                                    145,000           1,582
   DBS Group Holdings                                   119,000           1,732
   Fraser and Neave (B)                                  68,000             261
   Guocoland                                              2,000               7
   Ho Bee Investment                                    115,000             169
   Hong Leong Finance (B)                               447,000           1,168
   Hotel Plaza                                           83,000             121
   Jardine Cycle & Carriage                             139,000           1,732
   K1 Ventures*                                         296,000              64
   Keppel                                               288,000           2,794


--------------------------------------------------------------------------------
SEI Institutional International Trust / Annual Report / September 30, 2007    13

SCHEDULE OF INVESTMENTS

September 30, 2007

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   Keppel Land (B)                                      602,200   $       3,367
   Kim Eng Holdings                                     838,000           1,123
   Mapletree Logistics Trust +                        3,013,600           2,538
   MCL Land                                               6,000              11
   Metro Holdings                                        97,000              68
   NatSteel                                              36,000              41
   Neptune Orient Lines                                 245,000             875
   Olam International                                 1,210,400           2,560
   Oversea-Chinese Banking (B)                          663,200           3,976
   SembCorp Industries                                  200,000             869
   SembCorp Marine                                      530,000           1,642
   Singapore Airlines                                    40,140             503
   Singapore Exchange                                   382,500           3,324
   Singapore Petroleum                                  281,000           1,287
   Singapore Press Holdings                             208,000             605
   Singapore Technologies Engineering (B)               284,000             746
   Singapore Telecommunications                         559,150           1,514
   SP Chemicals                                         123,000              98
   United Overseas Bank                                 232,200           3,457
   UOB-Kay Hian Holdings                                 59,000              86
   UOL Group                                            156,000             547
   Venture                                               37,000             411
   Wheelock Properties S (B)                            629,900           1,159
   Wing Tai Holdings*                                 1,609,200           4,184
                                                                  --------------
                                                                         53,933
                                                                  --------------
SOUTH AFRICA -- 0.2%
   Harmony Gold Mining                                  146,200           1,729
   Harmony Gold Mining ADR*                              21,400             255
   Sanlam                                               745,380           2,407
   Sasol                                                 39,467           1,694
   Standard Bank Group                                   81,700           1,178
                                                                  --------------
                                                                          7,263
                                                                  --------------
SOUTH KOREA -- 0.8%
   Honam Petrochemical                                   23,600           3,894
   Hynix Semiconductor                                   32,400           1,108
   Hyundai Mobis                                         16,270           1,726
   Industrial Bank of Korea                              49,730           1,073
   Kookmin Bank                                          18,900           1,574
   POSCO                                                  2,700           1,986
   Samsung Electronics                                    3,519           2,211
   Samsung Electronics GDR                                9,218           2,892
   Shinhan Financial Group                              187,250          12,236
   SK Telecom                                               410              94
   SK Telecom ADR                                        81,100           2,409
                                                                  --------------
                                                                         31,203
                                                                  --------------
SPAIN -- 2.9%
   Acerinox (B)                                          34,358           1,031
   ACS Actividades Construcciones y
      Servicios (B)                                     260,708          14,349

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   Banco Bilbao Vizcaya Argentaria (B)                  441,635   $      10,326
   Banco Popular Espanol (B)                            104,334           1,788
   Banco Santander Central Hispano (B)                1,310,854          25,409
   Cementos Portland Valderrivas                          3,599             391
   Ebro Puleva                                           60,900           1,245
   Endesa (B)                                            10,913             622
   Fomento de Construcciones y Contratas                  9,400             759
   Gas Natural SDG (B)                                  235,374          13,256
   Gestevision Telecinco                                 49,019           1,283
   Iberdrola                                             37,990           2,226
   Iberdrola (GBP)                                      110,374           6,377
   Inditex (B)                                           28,630           1,924
   Repsol                                               517,271          18,428
   Sol Melia (B)                                         44,100             828
   Telefonica (B)                                       607,698          16,965
   Union Fenosa                                          25,935           1,530
                                                                  --------------
                                                                        118,737
                                                                  --------------
SWEDEN -- 2.0%
   Assa Abloy, Cl B (B)                                 110,200           2,278
   Atlas Copco, Cl A (B)                                732,375          12,623
   Boliden                                              128,355           2,723
   Electrolux, Ser B                                     23,600             498
   Hennes & Mauritz, Cl B                                 8,000             505
   Husqvarna, Cl B                                        9,092             117
   Industrivarden, Cl A (B)                              68,600           1,519
   Industrivarden, Cl C                                  51,100           1,064
   Investor, Cl B                                       457,750          11,711
   Saab, Cl B*                                            4,000              94
   Sandvik                                              176,241           3,767
   SAS*                                                 107,879           1,926
   Skandinaviska Enskilda Banken, Cl A                  112,846           3,655
   SKF                                                   90,100           1,891
   Ssab Svenskt Stal, Ser A                              53,400           1,969
   Svenska Cellulosa, Cl B                              383,259           7,124
   Svenska Handelsbanken, Cl A                          101,988           3,153
   Swedish Match                                         37,202             771
   Tele2, Cl B (B)                                       78,000           1,679
   Telefonaktiebolaget LM Ericsson,
      Cl B (B)                                        2,372,671           9,463
   TeliaSonera                                          834,400           7,513
   Trelleborg, Cl B (B)                                  35,326             830
   Volvo, Cl B                                          226,654           3,933
   Wihlborgs Fastigheter                                  8,028             148
                                                                  --------------
                                                                         80,954
                                                                  --------------

SWITZERLAND -- 4.6%
   ABB                                                  211,157           5,542
   Adecco                                                45,654           2,691
   AFG Arbonia-Forster Holdings                           2,200             815
   Bobst Group                                              642              47
   Bucher Industries                                      3,696             684


--------------------------------------------------------------------------------
14    SEI Institutional International Trust / Annual Report / September 30, 2007

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   Ciba Specialty Chemicals                              12,600   $         640
   Clariant                                              64,000             784
   Compagnie Financiere Richemont, Cl A                 145,667           9,620
   Credit Suisse Group (B)                              338,165          22,376
   Elektrizitaets-Gesellschaft Laufenburg                    39              46
   Energiedienst Holding                                    124              66
   Forbo Holding (B)                                      1,240             732
   Geberit                                                  886             115
   Helvetia Holding                                       1,171             401
   Holcim                                                77,749           8,559
   Inficon Holding                                       12,500           2,141
   Kudelski                                              35,900           1,012
   Nestle                                                44,648          19,989
   Nobel Biocare Holding                                  6,863           1,852
   Novartis (B)                                         340,422          18,723
   Rieter Holding                                           899             485
   Roche Holding                                        123,485          22,314
   Schweizerische National-Versicherungs-
      Gesellschaft                                          170             131
   Straumann Holding                                      3,200             896
   Swatch Group                                          17,497           1,117
   Swiss Life Holding                                     9,800           2,533
   Swiss Reinsurance                                    185,480          16,465
   Swisscom                                              11,178           4,236
   UBS                                                  197,373          10,577
   Xstrata                                              300,518          19,862
   Zurich Financial Services                             38,760          11,588
                                                                  --------------
                                                                        187,039
                                                                  --------------
TAIWAN -- 0.3%
   AU Optronics                                         958,714           1,654
   Compal Electronics                                 1,290,784           1,459
   High Tech Computer GDR                                24,050           1,410
   Siliconware Precision Industries                     342,628             772
   Taiwan Semiconductor Manufacturing                 1,028,200           2,004
   Taiwan Semiconductor Manufacturing
      ADR                                               328,313           3,322
   United Microelectronics (I)                        1,627,186           1,180
                                                                  --------------
                                                                         11,801
                                                                  --------------
THAILAND -- 0.0%
   PTT                                                  199,200           1,953
   Total Access Communication*                           20,000              27
                                                                  --------------
                                                                          1,980
                                                                  --------------
UNITED KINGDOM -- 15.1%
   3i Group                                             210,894           4,284
   Acergy                                               352,550          10,419
   Amec                                                 654,350           9,879
   Anglo American                                       303,031          20,306
   Antofagasta                                           37,000             575

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   ARM Holdings                                         163,611   $         513
   AstraZeneca                                          341,188          17,024
   AstraZeneca (SEK)                                     34,236           1,709
   Autonomy*                                            311,380           5,462
   Aviva                                                904,497          13,563
   BAE Systems                                        2,881,150          28,968
   Balfour Beatty                                        34,352             332
   Barclays                                           1,546,187          18,759
   Barratt Developments                                 165,154           2,517
   Bellway                                               41,245             866
   Berkeley Group Holdings                               57,500           1,680
   BHP Billiton                                         506,863          18,072
   Bovis Homes Group                                     23,065             307
   BP                                                 2,582,747          29,862
   Brit Insurance Holdings                               88,000             612
   British Airways                                      265,115           2,070
   British American Tobacco                             206,276           7,363
   British Energy Group                                 494,824           5,388
   British Land +                                       122,718           2,930
   BT Group                                             356,941           2,233
   Burberry Group                                       679,070           9,090
   Capital & Regional                                     6,836             102
   Carphone Warehouse Group                              90,423             642
   Cattles                                               34,306             244
   Centrica                                           1,221,756           9,471
   Charter                                               28,650             691
   Compass Group                                        398,000           2,449
   Cookson Group                                         47,143             733
   Daily Mail & General Trust                           147,444           1,892
   Diageo                                               556,900          12,186
   Drax Group                                            29,534             367
   DS Smith                                             209,100             796
   Emap                                                  13,661             245
   Enterprise Inns                                      104,931           1,266
   Firstgroup                                            23,778             334
   FKI                                                  413,800             767
   Friends Provident                                    825,441           2,893
   GKN                                                  186,000           1,341
   GlaxoSmithKline                                      875,616          23,138
   Greene King                                          230,300           4,138
   Group 4 Securicor                                     29,333             121
   Hays                                                 187,816             509
   HBOS                                               1,185,620          22,090
   Home Retail Group                                    219,372           1,666
   HSBC Holdings                                      1,409,537          25,975
   Hunting                                              137,700           1,898
   Imperial Chemical Industries                             160               2
   Imperial Tobacco Group                                99,141           4,526
   International Power                                   87,693             806
   Investec                                              43,903             458
   Kazakhmys                                             90,899           2,602
   Kcom Group                                           752,400           1,012


--------------------------------------------------------------------------------
SEI Institutional International Trust / Annual Report / September 30, 2007    15

SCHEDULE OF INVESTMENTS

September 30, 2007

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   Kelda Group                                           86,807   $       1,524
   Kingfisher                                           319,500           1,164
   Laird Group                                           93,800           1,032
   Land Securities Group +                                  620              21
   Legal & General Group                                515,760           1,404
   Lloyds TSB Group                                     274,738           3,037
   LogicaCMG                                            280,132             863
   London Stock Exchange Group                          153,600           5,142
   Lonmin                                                18,300           1,360
   Luminar                                               95,200           1,167
   Marks & Spencer Group                                117,715           1,476
   Marston's                                            166,400           1,148
   Michael Page International                            95,122             799
   Millennium & Copthorne Hotels                        178,800           1,749
   Minerva                                              417,400           1,924
   Mitchells & Butlers                                  246,790           3,072
   Mondi*                                                77,827             737
   National Grid                                        546,351           8,727
   Next                                                  46,310           1,853
   Northern Foods                                     1,162,300           2,315
   Old Mutual                                         1,289,311           4,211
   Pearson                                               56,469             871
   Premier Foods                                        247,100           1,123
   Prudential                                           268,000           4,103
   Punch Taverns                                        266,800           5,360
   Reckitt Benckiser                                     82,293           4,815
   Reed Elsevier                                        173,614           2,186
   Reuters Group                                        193,800           2,539
   Rio Tinto                                            172,259          14,838
   Rolls-Royce Group                                    203,000           2,161
   Royal & Sun Alliance Insurance Group               1,436,988           4,523
   Royal Bank of Scotland Group                       3,391,867          36,280
   SABMiller                                            334,690           9,492
   Scottish & Newcastle                                  71,919             896
   Scottish & Southern Energy                           160,583           4,943
   Segro+                                               100,423           1,022
   Severn Trent                                          44,900           1,290
   Shire                                                304,100           7,441
   Smith & Nephew                                       877,050          10,677
   Smiths Group                                          69,469           1,513
   St Ives Group                                        203,100             848
   Stagecoach Group                                     284,550           1,317
   Standard Chartered                                   143,822           4,688
   Standard Life                                        221,926           1,304
   Stolt-Nielsen                                         83,600           2,467
   Tate & Lyle                                           10,881              89
   Taylor Woodrow                                       973,105           5,467
   TDG                                                  398,700           1,887
   Tesco                                                831,900           7,445
   Trinity Mirror                                       309,856           2,601
   Unilever                                              69,278           2,181

--------------------------------------------------------------------------------
                                             Shares/Face Amount    Market Value
Description                                   ($ Thousands) (1)   ($ Thousands)
--------------------------------------------------------------------------------
   United Utilities                                     272,035   $       3,880
   Vodafone Group                                    19,486,505          70,072
   Wolseley                                              92,645           1,560
   WPP Group                                            196,000           2,643
   Yell Group                                           366,107           3,200
                                                                  --------------
                                                                        612,590
                                                                  --------------
Total Common Stock
   (Cost $2,723,649) ($ Thousands)                                    3,455,560
                                                                  --------------
U.S. GOVERNMENT AGENCY MORTGAGE-
BACKED OBLIGATIONS -- 6.1%
   FHLMC (G)
       5.900%, 03/31/08                                     200             195
       5.249%, 11/09/07                                  18,300          18,197
       5.034%, 03/03/08                                     225             221
   FHLMC 15 Year TBA
       6.000%, 07/01/21 to 05/01/22                      29,928          30,307
   FHLMC CMO STRIPS, Ser 232,
     Cl IO, IO (E)
       5.000%, 08/01/35                                  26,583           7,000
   FHLMC CMO STRIPS, Ser 233,
     Cl 12, IO (E)
       5.000%, 09/15/35                                   4,727           1,079
   FHLMC CMO STRIPS, Ser 233,
     Cl 4, IO (E)
       4.500%, 09/15/35                                   1,623             445
   FNMA (G)
       5.349%, 11/02/07                                     400             398
       4.995%, 02/29/08                                     100              98
       4.716%, 03/12/08                                   1,925           1,887
       4.505%, 03/28/08                                     125             122
       4.117%, 01/02/08                                   6,359           6,292
   FNMA 15 Year TBA
       5.500%, 12/01/20 to 10/15/22                      29,948          29,881
       5.000%, 10/01/22 to 10/01/37                      92,000          89,398
   FNMA 30 Year TBA
       6.000%, 10/01/37 to 11/01/37                       1,000             990
       5.500%, 10/01/37                                   6,000           5,876
       5.000%, 09/01/35 to 10/01/37                      17,890          17,119
   FNMA CMO STRIPS, Ser 10, Cl FD (E)
       5.855%, 10/25/07                                   5,069           5,061
   FNMA CMO STRIPS, Ser 359,
     Cl 6, IO (E)
       5.000%, 11/01/35                                   1,899             488
   FNMA CMO STRIPS, Ser 360,
     Cl 2, IO (E)
       5.000%, 08/01/35                                  29,060           7,652
   FNMA CMO STRIPS, Ser 365,
     Cl 2, IO (E)
       5.000%, 03/01/36                                   1,656             433


--------------------------------------------------------------------------------
16    SEI Institutional International Trust / Annual Report / September 30, 2007

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                   ($ Thousands) (1)   ($ Thousands)
--------------------------------------------------------------------------------
   GNMA ARM
       6.500%, 10/30/07 to 02/20/34                       2,892   $       2,916
       6.375%, 10/01/07                                   1,296           1,308
       6.000%, 02/20/35 (H)                                 196             197
       5.500%, 06/20/34 to 06/20/36                       3,731           3,748
       5.500%, 08/20/34 to 03/20/36 (H)                   1,830           1,839
       5.375%, 06/20/33 (H)                                 215             216
       5.250%, 01/20/30                                     424             428
       5.000%, 02/20/33                                     822             828
       5.000%, 04/20/35 to 02/20/36 (H)                   4,949           4,938
       4.500%, 07/20/34                                   1,028           1,030
       4.375%, 06/20/33 (H)                               1,421           1,429
       4.000%, 07/20/35                                   1,023           1,028
       3.750%, 02/20/34                                   6,684           6,672
                                                                  --------------
Total U.S. Government Agency Mortgage-Backed Obligations
   (Cost $247,373) ($ Thousands)                                        249,716
                                                                  --------------
ASSET-BACKED SECURITIES -- 4.6%
   ACE Securities, Ser 2003-NC1, Cl M (D)
       5.911%, 10/25/07                                   2,100           2,013
   ACE Securities, Ser 2003-OP1, Cl M1 (D)
       6.020%, 10/26/07                                     800             782
   Aames Mortgage Investment Trust,
     Ser 2005-4, Cl B2 (D) (J)
       7.881%, 10/12/07                                     360             229
   Adjustable Rate Mortgage Trust,
     Ser 2005-5, Cl 1A1 (D)
       4.952%, 10/01/07                                   1,591           1,598
   Aegis Asset Backed Securities Trust,
     Ser 2003-3, Cl M1 (D)
       6.020%, 10/25/07                                     151             136
   American Home Mortgage Investment Trust,
     Ser 2004-3, Cl 3A (D)
       3.710%, 10/01/07                                   1,769           1,749
   American Home Mortgage Investment Trust,
     Ser 2005-1, Cl 4A1 (D)
       4.992%, 10/01/07                                     513             515
   American Home Mortgage Investment Trust,
     Ser 2005-1, Cl 6A (D)
       5.294%, 10/25/07                                  13,889          13,754
   American Home Mortgage Investment Trust,
     Ser 2005-4, Cl 5A (D)
       5.350%, 10/25/07                                   9,149           9,046
   American Home Mortgage Investment Trust,
     Ser 2006-1, Cl 2A3 (D)
       5.100%, 10/25/07                                   4,560           4,501
   Ameriquest Mortgage Securities,
     Ser 2003-2, Cl M1 (D)
       6.670%, 10/25/07                                   1,424           1,315

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                   ($ Thousands) (1)   ($ Thousands)
--------------------------------------------------------------------------------
   Argent Securities, Ser 2003-W5, Cl M1 (D)
       6.020%, 10/25/07                                     600   $         581
   Argent Securities, Ser 2003-W9, Cl M1 (D)
       6.010%, 10/26/07                                   1,201           1,168
   Asset-Backed Securities Home Equity Loan
     Trust, Ser 2003-HE5, Cl M1 (D)
       6.361%, 10/15/07                                   1,642           1,582
   Banc of America Commercial Mortgage,
     Ser 2006-2, Cl A1 (D)
       5.611%, 05/10/45                                   2,395           2,418
   Banc of America Funding, Ser 2006-A,
     Cl 2A2 (D)
       5.568%, 10/01/07                                     485             483
   Basic Asset Backed Securities Trust,
     Ser 2006-1, Cl A1 (D)
       5.585%, 10/25/07                                   3,511           3,504
   Bear Stearns Adjustable Rate Mortgage
     Trust, Ser 2004-7, Cl 1A1 (D)
       5.054%, 10/01/07                                   1,224           1,239
   Bear Stearns Alt-A Trust, Ser 2004-12,
     Cl 2A2 (D)
       5.011%, 10/01/07                                   2,923           2,897
   Countrywide Alternative Loan Trust,
     Ser 2004-33, Cl 1A1 (D)
       4.989%, 10/01/07                                   1,825           1,819
   Countrywide Alternative Loan Trust,
     Ser 2005-69, Cl M3 (D)
       6.655%, 10/27/07                                     800             629
   Countrywide Alternative Loan Trust,
     Ser 2005-IM1, Cl M3 (D) (J)
       7.505%, 10/27/07                                   1,221             642
   Countrywide Alternative Loan Trust,
     Ser 2006-0A11, Cl M3 (D)
       5.935%, 10/30/07                                   1,700           1,659
   Countrywide Asset-Backed Certificates,
     Ser 2003-5, Cl MV2 (D)
       7.105%, 10/25/07                                     959             890
   Countrywide Asset-Backed Certificates,
     Ser 2005-15, Cl 1AF1 (D)
       5.460%, 10/25/07                                     962             961
   Countrywide Asset-Backed Certificates,
     Ser 2006-IM1, Cl A1 (D)
       5.410%, 10/27/07                                     204             204
   Countrywide Home Loans, Ser 2004-22,
     Cl A1 (D)
       5.087%, 10/01/07                                   1,836           1,830
   Countrywide Home Loans,
     Ser 2006-HYB2, Cl 1A1 (D)
       5.030%, 10/20/07                                   5,225           5,244
   Countrywide Home Loans,
     Ser 2007-HYB1, Cl 1A1 (D)
       5.569%, 10/01/07                                   2,229           2,238


--------------------------------------------------------------------------------
SEI Institutional International Trust / Annual Report / September 30, 2007    17

SCHEDULE OF INVESTMENTS

September 30, 2007

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                    ($ Thousands)(1)   ($ Thousands)
--------------------------------------------------------------------------------
   Credit Suisse Asset-Backed Mortgage
      Trust, Ser 2006-1, Cl A1B (D)
        5.725%, 10/26/07                                  1,272   $       1,271
   DLSA Mortgage Loan Trust,
      Ser 2006-AR1, Cl M4 (D)
        6.278%, 10/19/07                                    760             624
   DSLA Mortgage Loan Trust,
      Ser 2004-AR4, Cl B1 (D)
        6.138%, 10/19/07                                  1,127           1,107
   DSLA Mortgage Loan Trust,
      Ser 2006-AR1, Cl M5 (D)
        6.348%, 10/19/07                                    490             390
   DSLA Mortgage Loan Trust,
      Ser 2006-AR1, Cl M7 (D)
        7.288%, 10/19/07                                    490             368
   Deutsche Alternatives Securities Mortgage
      Loan Trust, Ser 2006-AB3, Cl A1 (D)
        6.250%, 06/30/36                                  3,209           3,183
   First Franklin Mortgage Loan Asset,
      Ser 2004-FF10, Cl A2 (D)
        5.905%, 10/26/07                                    143             142
   First Horizon Alternative Mortgage Trust,
      Ser 2005-AA3, Cl 3A1 (D)
        5.351%, 10/01/07                                    987             993
   First Horizon Alternative Mortgage Trust,
      Ser 2006-AA6, Cl 2A1 (D)
        5.655%, 10/01/07                                 11,756          11,839
   First Horizon Mortgage Pass-Through
      Trust, Ser 2006-AR3, Cl 1A1 (D)
        5.684%, 10/01/07                                  2,939           2,951
   GS Mortgage Securities, Ser 2007-GG10,
      Cl A4 (D)
        5.993%, 08/10/45                                    500             509
   GSAA Home Equity NIM Trust,
      Ser 2006-2, Cl 2A1 (D)
        5.605%, 10/27/07                                  5,877           5,863
   GSAA Home Equity NIM Trust,
      Ser 2006-HE3N, Cl N1 (F) (J)
        5.500%, 05/25/36                                    220              26
   Greenpoint Mortgage Funding Trust,
      Ser 2006-AR1, Cl M3 (D)
        6.075%, 10/27/07                                  1,246           1,006
   Home Equity Asset NIM Trust,
      Ser 2003-4, Cl M2 (D)
        7.720%, 10/25/07                                  1,265           1,230
   Home Equity Asset NIM Trust,
      Ser 2006-1N, Cl A (F) (J)
        6.500%, 05/27/36                                    216              54
   Indymac Mortgage Loan Trust,
      Ser 2004-AR11, Cl 4A1 (D)
        5.785%, 10/01/07                                  5,229           5,260

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                    ($ Thousands)(1)   ($ Thousands)
--------------------------------------------------------------------------------
   Indymac Mortgage Loan Trust,
      Ser 2004-AR6, Cl 1A (D)
        6.966%, 10/01/07                                    435   $         438
   JPMorgan Chase Commercial Mortgage,
      Ser 2006-CB17, Cl A4
        5.429%, 12/12/43                                    700             693
   Lehman Mortgage Trust, Ser 2006-4,
      Cl 4A1
        6.000%, 08/25/21                                  9,493           9,562
   Lehman XS Trust, Ser 2005-5N,
      Cl M4 (D) (J)
        7.070%, 10/31/07                                  1,850           1,300
   Lehman XS Trust, Ser 2005-7N,
      Cl M71 (D) (J)
        7.255%, 10/27/07                                  1,075             782
   MLCC Mortgage Investors, Ser 2006-1,
      Cl 1A1 (D)
        5.303%, 10/01/07                                  5,745           5,750
   Master Adjustable Rate Mortgages,
      Ser 2005-2, Cl 3A1 (D)
        4.771%, 10/01/07                                  2,839           2,828
   Master Asset Backed Securities Trust,
      Ser 2003-WMC2, Cl M1 (D)
        6.555%, 10/27/07                                    567             561
   Master Asset Backed Securities Trust,
      Ser 2006-AB1, Cl A1 (D)
        5.645%, 10/27/07                                  5,604           5,576
   Merrill Lynch Mortgage Investors Trust,
      Ser 2003-HE1, Cl M2 (D)
        7.155%, 10/25/07                                    325             297
   Merrill Lynch Mortgage Investors Trust,
      Ser 2005-A4, Cl 1A (D)
        5.136%, 10/01/07                                    532             539
   Morgan Stanley Capital I, Cl 2003-NC8,
      Cl M1 (D)
        6.205%, 10/27/07                                  2,000           1,927
   New Century Home Equity Loan Trust,
      Ser 2004-A, Cl AII3 (D)
        4.450%, 10/01/07                                    630             627
   Nomura Asset Acceptance, Ser 2004-R1,
      Cl A1 (F)
        6.500%, 03/25/34                                  1,468           1,512
   Nomura Asset Acceptance, Ser 2004-R2,
      Cl A1 (D) (F)
        6.500%, 10/25/34                                  1,593           1,637
   Option One Mortgage Loan Trust,
      Ser 2003-5, Cl M1 (D)
        5.970%, 10/23/07                                    894             855
   Option One Mortgage Loan Trust,
      Ser 2006-1, Cl M10 (D) (F) (J)
        7.820%, 10/27/07                                    230             133


--------------------------------------------------------------------------------
18    SEI Institutional International Trust / Annual Report / September 30, 2007

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                    ($ Thousands)(1)   ($ Thousands)
--------------------------------------------------------------------------------
   Option One Mortgage Loan Trust,
      Ser 2006-1, Cl M11 (D) (F) (J)
        7.820%, 10/27/07                                    500   $         214
   Residential Accredit Loans, Ser 2005-Q05,
      Cl M3 (D)
        6.305%, 10/25/07                                  1,293           1,109
   Residential Accredit Loans, Ser 2005-QA3,
      Cl NB2 (D)
        5.240%, 10/25/07                                  4,904           4,938
   Residential Accredit Loans, Ser 2006-Q01,
      Cl 2A3 (D)
        5.720%, 10/27/07                                    573             562
   Residential Asset Mortgage Products,
      Ser 2003-RS11, Cl MII1 (D)
        6.050%, 10/25/07                                    188             178
   Residential Asset Securities,
      Ser 2006-EMX2, Cl A1 (D)
        5.585%, 10/27/07                                  1,991           1,985
   Residential Asset Securities,
      Ser 2006-KS2, Cl A1 (D)
        5.575%, 10/27/07                                  1,914           1,912
   Residential Asset Securitization Trust,
      Ser 2004-IP2, Cl 3A1 (D)
        5.250%, 10/25/07                                  4,846           4,837
   Resmae Mortgage Loan Trust, Ser 2006-1,
      Cl A2A (D) (F)
        5.420%, 10/25/07                                  3,401           3,379
   Resmae Mortgage Loan Trust, Ser 2006-1,
      Cl A2B (D) (F)
        5.655%, 10/25/07                                  5,355           5,265
   SB Finance NIM Trust,
      Ser 2006-KS4N, Cl N1 (F) (J)
        7.500%, 06/25/36                                    226             159
   Sharps SP I LLC NIM Trust,
      Ser 2005-HE3N, Cl N (F) (J)
        5.000%, 05/25/35                                    334              17
   Structured Adjustable Rate Mortgage
      Loan, Ser 2005-16 XS, Cl M2 (D)
        6.405%, 10/25/07                                    775             743
   Structured Asset Investment Loan Trust,
      Ser 2003-BC4, Cl M2 (D)
        8.320%, 10/25/07                                    802             747
   Structured Asset Investment Loan Trust,
      Ser 2005-1, Cl A4 (D) (F)
        5.735%, 10/25/07                                    358             358
   Terwin Mortgage Trust, Ser 2006-5,
      Cl 1A2A (D) (F)
        5.595%, 10/26/07                                  8,703           8,654
   Terwin Mortgage Trust, Ser 2006-6,
      Cl 2A1 (D) (J)
        4.500%, 06/25/36                                  1,321           1,212
   Washington Mutual Mortgage Pass-Through
      Certificates, Ser 2007-HY2, Cl 1A1 (D)
        5.776%, 04/25/37                                    939             952

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                    ($ Thousands)(1)   ($ Thousands)
--------------------------------------------------------------------------------
   Washington Mutual Mortgage Pass-Through
      Certificates, Ser 2007-HY4, Cl 1A1 (D)
        5.560%, 10/01/07                                  7,337   $       7,311
   Washington Mutual Mortgage Pass-Through
      Certificates, Ser 2007-HY6, Cl HY6 (D)
        5.707%, 06/25/37                                  2,825           2,814
   Wells Fargo Mortgage Backed Securities
      Trust, Ser 2004-I, Cl B1 (D)
        5.839%, 10/01/07                                    409             410
                                                                  --------------
Total Asset-Backed Securities
   (Cost $189,424) ($ Thousands)                                        185,215
                                                                  --------------
CORPORATE OBLIGATIONS -- 0.7%
   Capmark Financial Group (F)
        6.300%, 05/10/17                                    167             145
        5.875%, 05/10/12                                    335             305
   Cit Group
        5.000%, 02/13/14                                  2,030           1,833
   Discover Financial Services (F)
        6.450%, 06/12/17                                    335             325
   Dominion Resources
        4.750%, 12/15/10                                  1,015           1,001
   Exelon Generation
        6.950%, 06/15/11                                  1,520           1,592
   Genworth Financial
        5.750%, 06/15/14                                  1,110           1,112
        5.650%, 06/15/12                                  1,690           1,705
   Goldman Sachs
        5.500%, 11/15/14                                    145             143
   HSBC Finance
        6.375%, 10/15/11                                  1,520           1,570
   Istar Financial +
        5.875%, 03/15/16                                  1,015             908
   Lehman Brothers Holdings MTN
        5.750%, 05/17/13                                    510             506
        5.500%, 04/04/16                                  1,010             953
   Merrill Lynch
        6.050%, 05/16/16                                    820             819
   Morgan Stanley
        4.750%, 04/01/14                                  1,520           1,428
   Morgan Stanley MTN, Ser G (D)
        5.660%, 10/04/07                                  1,380           1,338
   Prudential Financial MTN
        5.800%, 06/15/12                                    460             470
   Residential Capital
        6.875%, 06/30/15                                    265             214
        6.500%, 04/17/13                                  3,505           2,830
        6.000%, 02/22/11                                    700             571
   Shinsei Finance Cayman (D) (F)
        6.418%, 01/29/49                                  1,740           1,613
   Simon Property Group +
        5.750%, 12/01/15                                  1,015             992
        5.600%, 09/01/11                                    795             796


--------------------------------------------------------------------------------
SEI Institutional International Trust / Annual Report / September 30, 2007    19

SCHEDULE OF INVESTMENTS

September 30, 2007

--------------------------------------------------------------------------------
                                                     Face Amount   Market Value
Description                              ($ Thousands)(1)/Shares  ($ Thousands)
--------------------------------------------------------------------------------
   Time Warner
         6.875%, 05/01/12                                  1,520  $       1,595
   US Steel
         5.650%, 06/01/13                                    355            348
   Vodafone Group
         5.350%, 02/27/12                                    255            254
   Washington Mutual Preferred
      Funding (D) (F)
         6.534%, 03/29/49                                  1,900          1,739
   Weatherford International (F)
         5.950%, 06/15/12                                    570            581
                                                                  --------------
Total Corporate Obligations
   (Cost $28,929) ($ Thousands)                                          27,686
                                                                  --------------
PREFERRED STOCK -- 0.4%

AUSTRALIA -- 0.0%
   News                                                   44,855          1,001
                                                                  --------------
BRAZIL -- 0.2%
   Petroleo Brasileiro                                    65,000          2,096
   Usinas Siderurgicas de Minas Gerais,
      Cl A                                                54,200          3,771
                                                                  --------------
                                                                          5,867
                                                                  --------------
GERMANY -- 0.1%
   Porsche                                                 1,414          3,012
   Volkswagen                                              2,444            336
                                                                  --------------
                                                                          3,348
                                                                  --------------
ITALY -- 0.1%
   Istituto Finanziario Industriale                      107,200          4,118
                                                                  --------------
SOUTH KOREA -- 0.0%
   Samsung Electronics                                     2,900          1,350
                                                                  --------------
Total Preferred Stock
   (Cost $9,184) ($ Thousands)                                           15,684
                                                                  --------------
EXCHANGE TRADED FUND -- 0.0%

UNITED STATES -- 0.0%
   iShares MSCI EAFE Index Fund*                             200             17
                                                                  --------------
Total Exchange Traded Fund
   (Cost $15) ($ Thousands)                                                  17
                                                                  --------------
EQUITY LINKED WARRANT -- 0.3%

TAIWAN -- 0.3%
   HON HAI Precision Industry*                             1,554         11,704
                                                                  --------------
Total Equity Linked Warrant
   (Cost $7,242) ($ Thousands)                                           11,704
                                                                  --------------

--------------------------------------------------------------------------------
                                               Contracts/Shares/   Market Value
Description                         Face Amount ($ Thousands)(1)  ($ Thousands)
--------------------------------------------------------------------------------

                                                       Number of
                                                          Rights
                                                       ---------

RIGHTS -- 0.1%

AUSTRALIA -- 0.0%
   Newcrest Mining, Expires 10/17/07*                        131  $         431
                                                                  --------------
BELGIUM -- 0.1%
   Fortis, Expires 10/09/07*                                 532          2,818
                                                                  --------------
Total Rights
   (Cost $2,881) ($ Thousands)                                            3,249
                                                                  --------------
PURCHASED OPTION -- 0.0%

UNITED STATES -- 0.0%
   July 2008 U.S. Ten Year Treasury Call,
      Expires 06/16/08, Strike Price $95*                     93            164
                                                                  --------------
Total Purchased Option
   (Cost $39) ($ Thousands)                                                 164
                                                                  --------------
CASH EQUIVALENTS**++ -- 16.4%
   SEI Daily Income Trust,
      Prime Obligation Fund, Cl A,
      5.350%                                          22,716,873         22,717
   SEI Liquidity Fund, LP, 5.367% (C)                641,046,389        641,046
                                                                  --------------
Total Cash Equivalents
   (Cost $663,763) ($ Thousands)                                        663,763
                                                                  --------------
TIME DEPOSITS -- 3.3%

UNITED STATES -- 3.3%
   Brown Brothers Harriman
         8.350%, 10/01/07              ZAR                   157             23
         6.450%, 10/01/07              NZD                    62             47
         5.650%, 10/01/07              AUD                   787            696
         4.950%, 10/01/07              GBP                   390            794
         4.550%, 10/01/07              HKD                 4,173            537
         4.520%, 10/01/07                                123,213        123,213
         4.100%, 10/01/07              NOK                    20              3
         3.250%, 10/01/07              EUR                   661            940
         3.150%, 10/01/07              DKK                 7,280          1,389
         2.850%, 10/01/07              SEK                   135             21
         1.460%, 10/01/07              CHF                 5,342          4,573
         1.250%, 10/01/07              SGD                   383            258
         1.000%, 10/01/07              JPY                25,666            223
                                                                  --------------
Total Time Deposits
   (Cost $132,717) ($ Thousands)                                        132,717
                                                                  --------------


--------------------------------------------------------------------------------
20    SEI Institutional International Trust / Annual Report / September 30, 2007

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                     Shares/Contracts  ($ Thousands)
--------------------------------------------------------------------------------
COMMERCIAL PAPER (E) -- 1.2%

   General Electric Capital
         9.496%, 10/11/07                                 15,000  $      14,978
   Prudential Funding
         4.684%, 10/02/07                                 20,000         19,995
   Toyota Motor Credit
         5.168%, 10/11/07                                 13,000         12,980
                                                                  --------------
Total Commercial Paper
   (Cost $47,953) ($ Thousands)                                          47,953
                                                                  --------------
U.S. TREASURY OBLIGATIONS (E) -- 0.5%

   U.S. Treasury Bills (A)
         4.380%, 11/23/07                                  4,839          4,813
         3.756%, 12/20/07                                    675            670
   U.S. Treasury Inflationary Index Notes
         2.375%, 04/15/11                                 16,142         16,246
                                                                  --------------
Total U.S. Treasury Obligations
   (Cost $21,592) ($ Thousands)                                          21,729
                                                                  --------------
Total Investments -- 118.9%
   (Cost $4,074,761) ($ Thousands)                                $   4,815,157
                                                                  ==============
WRITTEN OPTION -- 0.0%

UNITED STATES -- 0.0%
   June 2008 U.S. Ten Year Treasury Call,
      Expires 06/16/08, Strike Price: $95.50                 (93)           (92)
                                                                  --------------
Total Written Option
   (Premium Received $(15)) ($ Thousands)                         $         (92)
                                                                  --------------

A summary of the outstanding forward foreign currency contracts held by the Fund at September 30, 2007, is as follows (see Note 2 in Notes to Financial Statements):

--------------------------------------------------------------------------------
                                                                   UNREALIZED
                           CURRENCY             CURRENCY          APPRECIATION
MATURITY                  TO DELIVER           TO RECEIVE        (DEPRECIATION)
  DATE                   (THOUSANDS)          (THOUSANDS)        ($ THOUSANDS)
--------------------------------------------------------------------------------
10/19/07               AUD      13,952      GBP       5,825             $  (472)
10/19/07               AUD      14,984      USD      12,684                (564)
10/19/07               CAD      82,787      USD      81,333              (2,009)
10/19/07               CHF       8,367      EUR       5,105                  90
10/19/07               EUR      11,765      CHF      19,376                (127)
10/19/07               EUR      35,584      USD      49,707                (918)
10/19/07               GBP       1,178      AUD       2,875                 144
10/19/07               GBP      11,464      USD      23,180                (166)
10/19/07               MXP     285,400      USD      25,901                (171)
10/19/07               NZD       5,376      USD       3,927                (128)
10/19/07               SGD      28,226      USD      18,767                (274)
10/19/07               USD       2,459      CAD       2,600                 158
10/19/07               ZAR      53,822      USD       7,556                (233)
10/19/07-10/29/07      USD      50,685      AUD      59,160               1,605
10/19/07-10/29/07      USD     264,457      GBP     131,833               3,992
10/19/07-10/29/07      USD       6,842      NOK      38,623                 282
10/19/07-10/29/07      USD      23,544      SEK     154,533                 367
10/19/07-1/22/08       AUD      19,201      JPY   1,852,000                (706)
10/19/07-1/22/08       GBP      43,995      JPY  10,187,000                 (76)
10/19/07-1/23/08       USD     154,747      JPY  18,013,387               2,517
10/19/07-2/21/08       GBP      50,329      CHF     120,100                 917
10/19/07-2/21/08       JPY  10,103,000      USD      85,382              (3,016)
10/19/07-3/25/08       CHF     129,100      GBP      53,824              (1,628)
10/19/07-3/25/08       CHF      49,900      NZD      57,628                  70
10/19/07-3/25/08       CHF     102,000      USD      84,787              (3,031)
10/19/07-3/25/08       NZD      42,379      CHF      36,300                (476)
10/19/07-3/25/08       USD     160,550      CHF     190,298               2,992
10/19/07-3/26/08       JPY   4,582,000      AUD      47,375               1,509
10/19/07-3/26/08       JPY  13,773,000      GBP      59,313                (397)
10/22/07               HKD     133,764      USD      17,187                 (30)
10/29/07               USD       2,979      DKK      15,707                  20
10/29/07               USD     141,298      EUR     100,066               1,096
10/29/07               USD       6,541      HKD      50,817                  (1)
10/29/07               USD         582      NZD         791                  14
10/29/07               USD       4,407      SGD       6,604                  52
                                                                        -------
                                                                        $ 1,402
                                                                        =======


--------------------------------------------------------------------------------
SEI Institutional International Trust / Annual Report / September 30, 2007    21

SCHEDULE OF INVESTMENTS

September 30, 2007

A summary of the open futures contracts held by the Fund at September 30, 2007, is as follows (see Note 2 in Notes to Financial Statements):

-------------------------------------------------------------------------------------------
                                                                               UNREALIZED
                                                  NUMBER OF                   APPRECIATION
TYPE OF                                           CONTRACTS    EXPIRATION    (DEPRECIATION)
CONTRACT                                        LONG (SHORT)      DATE        ($ THOUSANDS)
-------------------------------------------------------------------------------------------
90-Day Euro$                                         (178)       Mar-2008       $    (179)
90-Day Euro$                                          (91)       Mar-2009            (120)
90-Day Euro$                                         (134)       Mar-2010            (126)
90-Day Euro$                                          (90)       Mar-2011             (65)
90-Day Euro$                                            7        Mar-2012               1
90-Day Euro$                                           50        Jun-2008              75
90-Day Euro$                                          171        Jun-2009             128
90-Day Euro$                                         (461)       Jun-2010            (234)
90-Day Euro$                                           34        Jun-2011              (4)
90-Day Euro$                                           (6)       Jun-2012               1
90-Day Euro$                                         (115)       Sep-2008            (160)
90-Day Euro$                                          169        Sep-2009             282
90-Day Euro$                                         (154)       Sep-2010            (127)
90-Day Euro$                                           41        Sep-2011             (14)
90-Day Euro$                                           15        Sep-2012               1
90-Day Euro$                                         (106)       Dec-2007              35
90-Day Euro$                                         (632)       Dec-2008            (911)
90-Day Euro$                                         (135)       Dec-2009            (144)
90-Day Euro$                                         (137)       Dec-2010            (113)
90-Day Euro$                                            7        Dec-2011               1
Amsterdam Index                                       109        Oct-2007             319
CAC40 10 Euro                                         535        Oct-2007             232
DAX Index                                             170        Dec-2007           1,722
DJ Euro Stoxx 50 Index                                472        Dec-2007             200
FTSE 100 Index                                        859        Dec-2007           3,746
Hang Seng Index                                        67        Oct-2007             288
IBEX 35 Plus Index                                     87        Oct-2007           1,119
MSCI Singapore Index                                   80        Oct-2007             116
Nikkei 225 Index                                       38        Dec-2007              97
OMX Index                                             798        Oct-2007             409
S&P/MIB Index                                          56        Dec-2007             453
SPI 200 Index                                         234        Dec-2007           1,405
Topix Index                                           358        Dec-2007           3,206
U.S. 10-Year Treasury Note                            (43)       Dec-2007              10
U.S. 2-Year Treasury Note                              46        Dec-2007              60
U.S. 5-Year Treasury Note                             (43)       Dec-2007             (24)
U.S. Long Treasury Bond                               (29)       Dec-2007              23
                                                                                ---------
                                                                                $  11,708
                                                                                =========

A summary of outstanding swap agreements held by the Fund at September 30, 2007, is as follows (see Note 2 in Notes to Financial Statements):

-------------------------------------------------------------------------------------------
                                     TOTAL RETURN SWAPS
-------------------------------------------------------------------------------------------
                                                                                   NET
                                                                               UNREALIZED
                                                                 NOTIONAL     APPRECIATION
                                                 EXPIRATION       AMOUNT     (DEPRECIATION)
DESCRIPTION                                         DATE       (THOUSANDS)   ($ THOUSANDS)
-------------------------------------------------------------------------------------------
Deliver payment on the monthly reset spread
   from Banc of America - CMBS AAA10Yr
   Index plus 35 basis points times the
   notional amount. Fund delivers payment
   if the return on the spread appreciates
   over the payment period and receives if
   the return on the spread depreciates over
   the payment period.
   (Counterparty: Bank of America)                 10/31/07         36,000       $     (125)

Deliver payment on the quarterly reset spread
   from MSCI EAFE Index minus 20 basis
   points times the notional amount. Fund
   receives payment if the return on the
   spread appreciates over the payment
   period and pays if the return on the spread
   depreciates over the payment period.
   (Counterparty: Bear Stearns)                    03/23/08         56,563            1,585

Deliver payment on the quarterly reset spread
   from MSCI Japan Net Index plus 20 basis
   points times the notional amount. Fund
   receives payment if the return on the
   spread appreciates over the payment
   period and pays if the return on the spread
   depreciates over the payment period.
   (Counterparty: Goldman Sachs International)     04/07/08         49,035           (1,141)

Deliver payment on the quarterly reset spread
   from Swiss Market Index plus 23 basis
   points times the notional amount. Fund
   receives payment if the return on the
   spread appreciates over the payment
   period and pays if the return on the spread
   depreciates over the payment period.
   (Counterparty: JPMorgan Chase)                  01/24/08     CHF 35,728           (1,221)

Receive payment on the monthly reset spread
   from Banc of America - CMBS AAA10Yr
   Index minus 10 basis points times the
   notional amount. Fund receives payment
   if the return on the spread appreciates
   over the payment period and pays if the
   return on the spread depreciates over
   the payment period.
   (Counterparty: Bank of America)                 03/31/08         73,000              252

Receive payment on the monthly reset spread
   from Banc of America - CMBS AAA10Yr
   Index minus 75 basis points times the
   notional amount. Fund receives payment
   if the return on the spread appreciates
   over the payment period and pays if the
   return on the spread depreciates over
   the payment period.
   (Counterparty: Wachovia)                        01/31/08         12,000               41

Receive payment on the monthly reset spread
   from Banc of America - CMBS AAA10Yr
   Index minus 95 basis points times the
   notional amount. Fund receives payment
   if the return on the spread appreciates
   over the payment period and pays if the
   return on the spread depreciates over
   the payment period.
   (Counterparty: Bank of America)                 01/31/08          4,000               14

Receive payment on the monthly reset spread
   from Banc of America - CMBS AAA10Yr
   Index minus 72.5 basis points times the
   notional amount. Fund receives payment
   if the return on the spread appreciates
   over the payment period and pays if the
   return on the spread depreciates over the
   payment period.
   (Counterparty: Bank of America)                 02/29/08         30,000               --

Receive payment on the monthly reset spread
   from Banc of America - CMBS AAA10Yr
   Index minus 50 basis points times the
   notional amount. Fund receives payment
   if the return on the spread appreciates
   over the payment period and pays if the
   return on the spread depreciates over
   the payment period.
   (Counterparty: Goldman Sachs International)     03/31/08         22,000               --

Receive payment on the monthly reset spread
   from Banc of America - CMBS AAA10Yr
   Index minus 80 basis points times the
   notional amount. Fund receives payment
   if the return on the spread appreciates
   over the payment period and pays if the
   return on the spread depreciates over
   the payment period.
   (Counterparty: JPMorgan Chase)                  03/31/08         66,000               --


--------------------------------------------------------------------------------
22    SEI Institutional International Trust / Annual Report / September 30, 2007

-------------------------------------------------------------------------------------------
                                                                             NET UNREALIZED
                                                                 NOTIONAL     APPRECIATION
                                                 EXPIRATION       AMOUNT     (DEPRECIATION)
DESCRIPTION                                         DATE       (THOUSANDS)   ($ THOUSANDS)
-------------------------------------------------------------------------------------------
Receive payment on the monthly reset spread
   from Banc of America - CMBS AAA10Yr
   Index plus 5 basis points times the
   notional amount. Fund receives payment
   if the return on the spread appreciates
   over the payment period and pays if the
   return on the spread depreciates over
   the payment period.
   (Counterparty: Bank of America)                 01/31/08         40,000       $     138

Receive payment on the monthly reset spread
   from Banc of America - CMBS AAA10Yr
   Index plus 8 basis points times the
   notional amount. Fund receives payment
   if the return on the spread appreciates
   over the payment period and pays if the
   return on the spread depreciates over
   the payment period.
   (Counterparty: Bank of America)                 10/02/07         60,000             207

Receive payment on the monthly reset spread
   from Banc of America - CMBS AAA10Yr
   Index plus 10 basis points times the
   notional amount. Fund receives payment
   if the return on the spread appreciates
   over the payment period and pays if the
   return on the spread depreciates over
   the payment period.
   (Counterparty: Wachovia)                        12/31/07          5,000              17

Receive payment on the monthly reset spread
   from Banc of America - CMBS AAA10Yr
   Index plus 20 basis points times the
   notional amount. Fund receives payment
   if the return on the spread appreciates
   over the payment period and pays if the
   return on the spread depreciates over
   the payment period.
   (Counterparty: Bank of America)                 10/02/07         28,000              96

Receive payment on the monthly reset spread
   from Banc of America - CMBS AAA10Yr
   Index minus 50 basis points times the
   notional amount. Fund receives payment
   if the return on the spread appreciates
   over the payment period and pays if the
   return on the spread depreciates over
   the payment period.
   (Counterparty: Bank of America)                 03/02/08         16,000              55

Receive payment on the monthly reset spread
   from Banc of America - CMBS AAA10Yr
   Index plus 30 basis points times the
   notional amount. Fund receives payment
   if the return on the spread appreciates
   over the payment period and pays if the
   return on the spread depreciates over
   the payment period.
   (Counterparty: Merrill Lynch)                   01/31/08         45,000             156

Receive payment on the monthly reset spread
   from Banc of America - CMBS IG 10Yr
   Index plus 20 basis points times the
   notional amount. Fund receives payment
   if the return on the spread appreciates
   over the payment period and pays if the
   return on the spread depreciates over
   the payment period.
   (Counterparty: Bank of America)                 10/31/07         15,000              46

Receive payment on the monthly reset spread
   from Lehman Brothers - CMBS AAA 8.5
   Index plus 15 basis points times the
   notional amount. Fund receives payment
   if the return on the spread appreciates
   over the payment period and pays if the
   return on the spread depreciates over
   the payment period.
   (Counterparty: JPMorgan Chase)                  01/01/08          8,000              49

Deliver payment on the monthly reset spread
   from Lehman Brothers - CMBS AAA 8.5
   Index plus 35 basis points times the
   notional amount. Fund delivers payment
   if the return on the spread appreciates
   over the payment period and receives if
   the return on the spread depreciates over
   the payment period.
   (Counterparty: Wachovia)                        11/01/07         36,000            (221)
                                                                                  --------
                                                                                  $    (52)
                                                                                  ========

-------------------------------------------------------------------------------------------
                                     CREDIT DEFAULT SWAPS
-------------------------------------------------------------------------------------------
                                                                             NET UNREALIZED
                                                                NOTIONAL      APPRECIATION
                                                 EXPIRATION      AMOUNT      (DEPRECIATION)
DESCRIPTION                                         DATE       (THOUSANDS)   ($ THOUSANDS)
-------------------------------------------------------------------------------------------
Fund receives monthly payment of 0.0367%
   (0.440% per annum) times the notional
   amount of the ABX.HE.A 06-2 Index. Upon
   a defined credit event, Fund pays the
   notional amount and takes receipt of the
   defined deliverable obligation.
   (Counterparty: Bank of America)                 05/25/46         11,150        $ (3,234)

Fund receives monthly payment of 0.0142%
   (0.170% per annum) times the notional
   amount of the ABX.HE.A 06-2 Index. Upon
   a defined credit event, Fund pays the
   notional amount and takes receipt of the
   defined deliverable obligation.
   (Counterparty: Bank of America)                 05/25/46            500              (8)

Fund receives monthly payment of 0.0142%
   (0.170% per annum) times the notional
   amount of the ABX.HE.A 06-2 Index. Upon
   a defined credit event, Fund pays the
   notional amount and takes receipt of the
   defined deliverable obligation.
   (Counterparty: Bank of America)                 05/25/46          3,500             249

Fund receives monthly payment of 0.0533%
   (0.640% per annum) times the notional
   amount of the ABX.HE.A 07-1 Index. Upon
   a defined credit event, Fund pays the
   notional amount and takes receipt of the
   defined deliverable obligation.
   (Counterparty: Bank of America)                 08/25/37          2,000            (803)

Fund receives monthly payment of 0.0125%
   (0.150% per annum) times the notional
   amount of the ABX.HE.A 07-1 Index. Upon
   a defined credit event, Fund pays the
   notional amount and takes receipt of the
   defined deliverable obligation.
   (Counterparty: Bank of America)                 08/25/37          4,800              79

Fund pays quarterly payment of 0.0800%
   (0.320% per annum) times the notional
   amount of Alcan, Inc., 4.875%, 09/15/12.
   Upon a defined credit event, Fund will
   receive the notional amount and deliver
   the defined obligation.
   (Counterparty: Bank of America)                 03/20/14          2,150              (5)

Fund pays quarterly payment of 0.0875%
   (0.350% per annum) times the notional
   amount of Alcan, Inc., 4.875%, 09/15/12.
   Upon a defined credit event, Fund will
   receive the notional amount and deliver
   the defined obligation.
   (Counterparty: Bank of America)                 12/20/13          2,500             (20)

Fund pays quarterly payment of 0.1100%
   (0.440% per annum) times the notional
   amount of Autozone, Inc., 5.875%,
   10/15/12. Upon a defined credit event,
   Fund will receive the notional amount
   and deliver the defined obligation.
   (Counterparty: Bank of America)                 12/20/11          2,500             (18)

Fund pays quarterly payment of 0.1375%
   (0.550% per annum) times the notional
   amount of Black & Decker Corp., 7.125%,
   06/01/11. Upon a defined credit event,
   Fund will receive the notional amount
   and deliver the defined obligation.
   (Counterparty: Bank of America)                 12/20/11          2,500             (35)

Fund pays quarterly payment of 0.0500%
   (0.200% per annum) times the notional
   amount of Campbell Soup Co., 4.875%,
   10/01/13. Upon a defined credit event,
   Fund will receive the notional amount
   and deliver the defined obligation.
   (Counterparty: Bank of America)                 06/20/14          3,500               6

Fund pays quarterly payment of 0.1000%
   (0.400% per annum) times the notional
   amount of CDX.NA.IG. Index. Upon a
   defined credit event, Fund will receive
   the notional amount and deliver the
   defined obligation.
   (Counterparty: Bank of America)                 12/20/11          2,500             (10)

Fund pays quarterly payment of 0.1000%
   (0.400% per annum) times the notional
   amount of CDX.NA.IG. Index. Upon a
   defined credit event, Fund will receive
   the notional amount and deliver the
   defined obligation.
   (Counterparty: Bank of America)                 12/20/11         45,900            (179)

Fund pays quarterly payment of 0.1000%
   (0.400% per annum) times the notional
   amount of CDX.NA.IG. Index. Upon a
   defined credit event, Fund will receive
   the notional amount and deliver the
   defined obligation.
   (Counterparty: Bank of America)                 12/20/11          3,025             (28)


--------------------------------------------------------------------------------
SEI Institutional International Trust / Annual Report / September 30, 2007    23

SCHEDULE OF INVESTMENTS

International Equity Fund (Concluded)

September 30, 2007

-------------------------------------------------------------------------------------------
                                                                             NET UNREALIZED
                                                                NOTIONAL      APPRECIATION
                                                  EXPIRATION     AMOUNT      (DEPRECIATION)
DESCRIPTION                                          DATE      (THOUSANDS)   ($ THOUSANDS)
-------------------------------------------------------------------------------------------
Fund pays quarterly payment of 0.1000%
   (0.400% per annum) times the notional
   amount of CDX.NA.IG. Index. Upon a
   defined credit event, Fund will receive
   the notional amount and deliver the
   defined obligation.
   (Counterparty: Bank of America)                 12/20/11          2,000        $     (17)

Fund pays quarterly payment of 0.1113%
   (0.445% per annum) times the notional
   amount of Darden Restaurants, Inc.,
   7.125%, 02/01/16. Upon a defined
   credit event, Fund will receive the notional
   amount and deliver the defined obligation.
   (Counterparty: Bank of America)                 12/20/11          2,500              (10)

Fund pays quarterly payment of 0.1063%
   (0.425% per annum) times the notional
   amount of Eastman Chemical Co.,
   7.600%, 02/01/27. Upon a defined
   credit event, Fund will receive the notional
   amount and deliver the defined obligation.
   (Counterparty: Bank of America)                 12/20/11          2,500              (19)

Fund pays quarterly payment of 0.2950%
   (1.180% per annum) times the notional
   amount of Gap, Inc., 8.800%, 12/15/08.
   Upon a defined credit event, Fund
   will receive the notional amount and
   deliver the defined obligation.
   (Counterparty: Bank of America)                 12/20/11          2,500               59

Fund pays quarterly payment of 0.0925%
   (0.370% per annum) times the notional
   amount of Johnson Controls, Inc., 7.125%,
   07/15/17. Upon a defined credit event,
   Fund will receive the notional amount
   and deliver the defined obligation.
   (Counterparty: Bank of America)                 12/20/13          2,500              (14)

Fund pays quarterly payment of 0.0975%
   (0.390% per annum) times the notional
   amount of Johnson Controls, Inc., 7.125%,
   07/15/17. Upon a defined credit event,
   Fund will receive the notional amount
   and deliver the defined obligation.
   (Counterparty: Bank of America)                 12/20/13          2,500              (26)

Fund pays quarterly payment of 0.1188%
   (0.475% per annum) times the notional
   amount of The Limited, Inc., 6.125%,
   12/01/12. Upon a defined credit event,
   Fund will receive the notional amount
   and deliver the defined obligation.
   (Counterparty: Bank of America)                 12/20/11          2,500               13

Fund pays quarterly payment of 0.1825%
   (0.730% per annum) times the notional
   amount of Masco Corp., 5.875%,
   07/15/12. Upon a defined credit event,
   Fund will receive the notional amount
   and deliver the defined obligation.
   (Counterparty: Bank of America)                 12/20/13          2,500              (26)

Fund pays quarterly payment of 0.1188%
   (0.475% per annum) times the notional
   amount of MeadWestvaco, 6.850%,
   04/01/12. Upon a defined credit event,
   Fund will receive the notional amount
   and deliver the defined obligation.
   (Counterparty: Bank of America)                 12/20/11          2,500               (3)

Fund pays quarterly payment of 0.0875%
   (0.350% per annum) times the notional
   amount of MGIC Investment Corp.,
   6.000%, 11/01/15. Upon a defined
   credit event, Fund will receive the notional
   amount and deliver the defined obligation.
   (Counterparty: Bank of America)                 12/20/13          2,500              143

Fund pays quarterly payment of 0.0550%
   (0.220% per annum) times the notional
   amount of Nucor Corp., 4.875%, 10/01/12.
   Upon a defined credit event, Fund will
   receive the notional amount and deliver
   the defined obligation.
   (Counterparty: Bank of America)                 12/20/11          2,500               (2)

Fund pays quarterly payment of 0.0350%
   (0.140% per annum) times the notional
   amount of Pitney Bowes, Inc., 4.625%,
   10/01/12. Upon a defined credit event,
   Fund will receive the notional amount
   and deliver the defined obligation.
   (Counterparty: Bank of America)                 12/20/11          5,200               (3)

-------------------------------------------------------------------------------------------
                                                                             NET UNREALIZED
                                                                NOTIONAL      APPRECIATION
                                                  EXPIRATION     AMOUNT      (DEPRECIATION)
DESCRIPTION                                          DATE      (THOUSANDS)   ($ THOUSANDS)
-------------------------------------------------------------------------------------------
Fund pays quarterly payment of 0.0875%
   (0.350% per annum) times the notional
   amount of PMI Group, Inc., 6.000%,
   09/15/16. Upon a defined credit event,
   Fund will receive the notional amount
   and deliver the defined obligation.
   (Counterparty: Bank of America)                 12/20/13          2,500        $     111

Fund pays quarterly payment of 0.0975%
   (0.390% per annum) times the notional
   amount of Radian Group, Inc., 7.750%,
   06/01/11. Upon a defined credit event,
   Fund will receive the notional amount
   and deliver the defined obligation.
   (Counterparty: Bank of America)                 12/20/13          2,500              356

Fund pays quarterly payment of 0.0475%
   (0.190% per annum) times the notional
   amount of TJX Cos, Inc., 7.450%,
   12/15/09. Upon a defined credit event,
   Fund will receive the notional amount
   and deliver the defined obligation.
   (Counterparty: Bank of America)                 12/20/11          2,500               (3)

Fund pays quarterly payment of 0.1125%
   (0.450% per annum) times the notional
   amount of Weyerhaeuser, Co., 6.750%,
   03/15/12. Upon a defined credit event,
   Fund will receive the notional amount
   and deliver the defined obligation.
   (Counterparty: Bank of America)                 12/20/11          2,500                7

Fund receives monthly payment of 0.0142%
   (0.170% per annum) times the notional
   amount of the ABX.HE.A 06-2 Index.
   Upon a defined credit event, Fund pays
   the notional amount and takes receipt
   of the defined deliverable obligation.
   (Counterparty: Barclays)                        05/25/46          3,750              (62)

Fund receives monthly payment of 0.0533%
   (0.640% per annum) times the notional
   amount of the ABX.HE.A 07-1 Index.
   Upon a defined credit event, Fund pays
   the notional amount and takes receipt
   of the defined deliverable obligation.
   (Counterparty: Barclays)                        07/25/45          8,350           (2,599)

Fund receives monthly payment of 0.0450%
   (0.540% per annum) times the notional
   amount of the ABX.HE.A 06-1 Index.
   Upon a defined credit event, Fund pays
   the notional amount and takes receipt
   of the defined deliverable obligation.
   (Counterparty: Bear Stearns)                    07/25/45          2,500             (300)

Fund receives monthly payment of 0.0450%
   (0.540% per annum) times the notional
   amount of the ABX.HE.A 06-1 Index.
   Upon a defined credit event, Fund pays
   the notional amount and takes receipt
   of the defined deliverable obligation.
   (Counterparty: Bear Stearns)                    07/25/45            350              (13)

Fund receives monthly payment of 0.0533%
   (0.640% per annum) times the notional
   amount of the ABX.HE.A 07-1 Index.
   Upon a defined credit event, Fund pays
   the notional amount and takes receipt
   of the defined deliverable obligation.
   (Counterparty: JPMorgan Chase)                  08/25/37          3,000           (1,295)

Fund receives monthly payment of 0.0125%
   (0.150% per annum) times the notional
   amount of the ABX.HE.A 07-1 Index.
   Upon a defined credit event, Fund pays
   the notional amount and takes receipt
   of the defined deliverable obligation.
   (Counterparty: JPMorgan Chase)                  08/25/37         18,200             (254)

Fund receives monthly payment of 0.0125%
   (0.150% per annum) times the notional
   amount of the ABX.HE.A 07-1 Index.
   Upon a defined credit event, Fund pays
   the notional amount and takes receipt
   of the defineddeliverable obligation.
   (Counterparty: JPMorgan Chase)                  08/25/37         35,600             (942)

Fund pays quarterly payment of 0.0850%
   (0.340% per annum) times the notional
   amount of Agrium, Inc., 8.250%,
   02/15/11. Upon a defined credit event,
   Fund will receive the notional amount and
   deliver the defined obligation.
   (Counterparty: JPMorgan Chase)                  12/20/11          2,500              (10)


--------------------------------------------------------------------------------
24    SEI Institutional International Trust / Annual Report / September 30, 2007

--------------------------------------------------------------------------------------------
                                                                             NET UNREALIZED
                                                                NOTIONAL      APPRECIATION
                                                  EXPIRATION     AMOUNT      (DEPRECIATION)
DESCRIPTION                                          DATE      (THOUSANDS)   ($ THOUSANDS)
--------------------------------------------------------------------------------------------
Fund pays quarterly payment of 0.1150%
   (0.460% per annum) times the notional
   amount of Autozone, Inc., 5.875%,
   10/15/12. Upon a defined credit event,
   Fund will receive the notional amount
   and deliver the defined obligation.
   (Counterparty: JPMorgan Chase)                   12/20/11         2,500        $     (21)

Fund pays quarterly payment of 0.1375%
   (0.550% per annum) times the notional
   amount of Black & Decker Corp., 7.125%,
   06/01/11. Upon a defined credit event,
   Fund will receive the notional amount
   and deliver the defined obligation.
   (Counterparty: JPMorgan Chase)                   12/20/11         2,500              (35)

Fund pays quarterly payment of 0.0538%
   (0.215% per annum) times the notional
   amount of Carnival Corp., 6.650%,
   01/15/28. Upon a defined credit event,
   Fund will receive the notional amount
   and deliver the defined obligation.
   (Counterparty: JPMorgan Chase)                   06/20/12         2,000               12

Fund pays quarterly payment of 0.0650%
   (0.260% per annum) times the notional
   amount of Dow Chemical Co., 6.000%,
   10/01/12. Upon a defined credit event,
   Fund will receive the notional amount
   and deliver the defined obligation.
   (Counterparty: JPMorgan Chase)                   12/20/13         2,500               (6)

Fund pays quarterly payment of 0.2950%
   (1.180% per annum) times the notional
   amount of Gap, Inc., 8.800%, 12/15/08.
   Upon a defined credit event, Fund will
   receive the notional amount and deliver
   the defined obligation.
   (Counterparty: JPMorgan Chase)                   12/20/11         2,500               54

Fund pays quarterly payment of 0.0975%
   (0.390% per annum) times the notional
   amount of Hasbro, Inc., 2.750%, 12/01/21.
   Upon a defined credit event, Fund will
   receive the notional amount and deliver
   the defined obligation.
   (Counterparty: JPMorgan Chase)                   12/20/11         2,500               18

Fund pays quarterly payment of 0.1925%
   (0.770% per annum) times the notional
   amount of Jones Apparel Group, Inc.,
   5.125%, 11/15/14. Upon a defined credit
   event, Fund will receive the notional
   amount and deliver the defined obligation.
   (Counterparty: JPMorgan Chase)                   12/20/11         2,500               12

Fund pays quarterly payment of 0.1125%
   (0.450% per annum) times the notional
   amount of Lubrizol Corp., 7.250%,
   06/15/35. Upon a defined credit event,
   Fund will receive the notional amount
   and deliver the defined obligation.
   (Counterparty: JPMorgan Chase)                   12/20/11         2,500              (17)

Fund pays quarterly payment of 0.0875%
   (0.350% per annum) times the notional
   amount of MGIC Investment Corp.,
   6.000%, 03/15/07. Upon a defined
   credit event, Fund will receive the notional
   amount and deliver the defined obligation.
   (Counterparty: JPMorgan Chase)                   12/20/13         2,500              138

Fund pays quarterly payment of 0.0700%
   (0.280% per annum) times the notional
   amount of Nordstrom, Inc., 6.950%,
   03/15/28. Upon a defined credit event,
   Fund will receive the notional amount
   and deliver the defined obligation.
   (Counterparty: JPMorgan Chase)                   12/20/13         2,500              (16)

Fund pays quarterly payment of 0.0550%
   (0.220% per annum) times the notional
   amount of Nucor Corp., 4.875%, 10/01/12.
   Upon a defined credit event, Fund will
   receive the notional amount and deliver
   the defined obligation.
   (Counterparty: JPMorgan Chase)                   12/20/11         2,500              (11)

Fund pays quarterly payment of 0.0875%
   (0.350% per annum) times the notional
   amount of PMI Group, Inc., 6.000%,
   09/15/16. Upon a defined credit event,
   Fund will receive the notional amount and
   deliver the defined obligation.
   (Counterparty: JPMorgan Chase)                   12/20/13         2,500              111

--------------------------------------------------------------------------------------------
                                                                              NET UNREALIZED
                                                                NOTIONAL       APPRECIATION
                                                  EXPIRATION     AMOUNT       (DEPRECIATION)
DESCRIPTION                                          DATE      (THOUSANDS)    ($ THOUSANDS)
--------------------------------------------------------------------------------------------
Fund pays quarterly payment of 0.0500%
   (0.200% per annum) times the notional
   amount of PPG Industries, Inc., 7.050%,
   08/15/09. Upon a defined credit event,
   Fund will receive the notional amount
   and deliver the defined obligation.
   (Counterparty: JPMorgan Chase)                  12/20/11          2,500        $      (3)

Fund pays quarterly payment of 0.0975%
   (0.390% per annum) times the notional
   amount of Radian Group, Inc., 7.750%,
   06/01/11. Upon a defined credit event,
   Fund will receive the notional amount
   and deliver the defined obligation.
   (Counterparty: JPMorgan Chase)                  12/20/13          2,500              307

Fund pays quarterly payment of 0.0675%
   (0.270% per annum) times the notional
   amount of Southwest Airlines Co.,
   6.500%,03/01/12. Upon a defined credit
   event, Fund will receive the notional
   amount and deliver the defined obligation.
   (Counterparty: JPMorgan Chase)                  12/20/11          2,500               26

Fund pays quarterly payment of 0.0800%
   (0.320% per annum) times the notional
   amount of Washington Mutual Co.,
   5.250%, 09/15/17. Upon a defined credit
   event, Fund will receive the notional
   amount and deliver the defined obligation.
   (Counterparty: JPMorgan Chase)                  03/20/12          2,300               58

Fund pays quarterly payment of 0.0845%
   (0.338% per annum) times the notional
   amount of Whirlpool Corp., 7.750%,
   07/15/16. Upon a defined credit event,
   Fund will receive the notional amount
   and deliver the defined obligation.
   (Counterparty: JPMorgan Chase)                  12/20/11          2,500               13

Fund receives monthly payment of 0.0142%
   (0.170% per annum) times the notional
   amount of the ABX.HE.A 06-2 Index.
   Upon adefined credit event, Fund pays
   the notional amount and takes receipt
   of the defined deliverable obligation.
   (Counterparty: Merrill Lynch)                   05/25/46          2,750              250

Fund receives monthly payment of 0.0142%
   (0.170% per annum) times the notional
   amount of the ABX.HE.A 06-2 Index.
   Upon a defined credit event, Fund pays
   the notional amount and takes receipt
   of the defined deliverable obligation.
   (Counterparty: Merrill Lynch)                   05/25/46          2,750              244

Fund receives monthly payment of 0.0533%
   (0.640% per annum) times the notional
   amount of the ABX.HE.A 07-1 Index.
   Upon a defined credit event, Fund pays
   the notional amount and takes receipt
   of the defined deliverable obligation.
   (Counterparty: Merrill Lynch)                   08/25/37          1,500             (660)

Fund receives monthly payment of 0.0533%
   (0.640% per annum) times the notional
   amount of the ABX.HE.A 07-1 Index.
   Upon a defined credit event, Fund pays
   the notional amount and takes receipt
   of the defineddeliverable obligation.
   (Counterparty: Merrill Lynch)                   08/25/37          8,250           (2,563)

Fund receives monthly payment of 0.0533%
   (0.640% per annum) times the notional
   amount of the ABX.HE.A 07-1 Index.
   Upon a defined credit event, Fund pays
   the notional amount and takes receipt
   of the defined deliverable obligation.
   (Counterparty: Merrill Lynch)                   08/25/37          7,250           (2,939)

Fund pays quarterly payment of 0.1000%
   (0.400% per annum) times the notional
   amount of CDX.NA.IG. Index. Upon a
   defined credit event, Fund will receive
   the notional amount and deliver the
   defined obligation.
   (Counterparty: Merrill Lynch)                   12/20/11          2,150               42

Fund pays quarterly payment of 0.1000%
   (0.400% per annum) times the notional
   amount of CDX.NA.IG., Index. Upon a
   defined credit event, Fund will receive
   the notional amount and deliver the
   defined obligation.
   (Counterparty: Merrill Lynch)                   12/20/11         12,700              (47)


--------------------------------------------------------------------------------
SEI Institutional International Trust / Annual Report / September 30, 2007    25

SCHEDULE OF INVESTMENTS

-------------------------------------------------------------------------------------------
                                                                             NET UNREALIZED
                                                                NOTIONAL      APPRECIATION
                                                  EXPIRATION     AMOUNT      (DEPRECIATION)
DESCRIPTION                                          DATE      (THOUSANDS)   ($ THOUSANDS)
-------------------------------------------------------------------------------------------
Fund pays quarterly payment of 0.1000%
   (0.400% per annum) times the notional
   amount of CDX.NA.IG. Index. Upon a
   defined credit event, Fund will receive
   the notional amount and deliver the
   defined obligation.
   (Counterparty: Merrill Lynch)                    12/20/11        45,900       $     (215)

Fund receives quarterly payment of 0.1100%
   (0.440% per annum) times the notional
   amount of Dow Chemical Co., 6.000%,
   10/01/12. Upon a defined credit event,
   Fund will deliver the notional amount and
   take receipt of the defined obligation.
   (Counterparty: Merrill Lynch)                    12/20/11         5,000               44

Fund pays quarterly payment of 0.0625%
   (0.250% per annum) times the notional
   amount of Dow Chemical Co., 6.000%,
   10/01/12. Upon a defined credit event,
   Fund will receive the notional amount and
   deliver the defined obligation.
   (Counterparty: Merrill Lynch)                    12/20/13         2,500               10

Fund pays quarterly payment of 0.0325%
   (0.130% per annum) times the notional
   amount of Lowe's Cos., 8.250%, 06/01/10.
   Upon a defined credit event, Fund will
   receive the notional amount and deliver
   the defined obligation.
   (Counterparty: Merrill Lynch)                    12/20/11         2,500                1

Fund pays quarterly payment of 0.1125%
   (0.450% per annum) times the notional
   amount of Lubrizol Corp., 7.250%,
   06/15/25. Upon a defined credit event,
   Fund will receivethe notional amount and
   deliver the defined obligation.
   (Counterparty: Merrill Lynch)                    12/20/11         2,500              (16)

Fund pays quarterly payment of 0.2250%
   (0.900% per annum) times the notional
   amount of MDC Holdings, Inc., 5.500%,
   05/15/13. Upon a defined credit event,
   Fund will receive the notional amount and
   deliver the defined obligation.
   (Counterparty: Merrill Lynch)                    12/20/11         2,500               (1)

Fund pays quarterly payment of 0.0700%
   (0.280% per annum) times the notional
   amount of Nordstrom, Inc., 6.950%,
   03/15/28. Upon a defined credit event,
   Fund will receivethe notional amount and
   deliver the defined obligation.
   (Counterparty: Merrill Lynch)                    12/20/13         2,500              (15)

Fund pays quarterly payment of 0.1725%
   (0.690% per annum) times the notional
   amount of RR Donnelly & Sons Co.,
   4.950%, 04/01/14. Upon a defined credit
   event, Fund will receive the notional
   amount and deliver the defined obligation.
   (Counterparty: Merrill Lynch)                    12/20/11         2,500              (42)

Fund pays quarterly payment of 0.0675%
   (0.270% per annum) times the notional
   amount of Southwest Airlines Co., 6.500%,
   03/01/12. Upon a defined credit event,
   Fund will receive the notional amount and
   deliver the defined obligation.
   (Counterparty: Merrill Lynch)                    12/20/11         2,500               26

Fund pays quarterly payment of 0.1125%
   (0.450% per annum) times the notional
   amount of Weyerhaeuser, Co., 6.750%,
   03/15/12. Upon a defined credit event,
   Fund will receive the notional amount and
   deliver the defined obligation.
   (Counterparty: Merrill Lynch)                    03/20/12         2,500               11

Fund receives monthly payment of 0.0142%
   (0.170% per annum) times the notional
   amount of the ABX.HE.A 06-2 Index. Upon
   a defined credit event, Fund pays the
   notional amount and takes receipt of the
   defined deliverable obligation.
   (Counterparty: Wachovia)                         05/25/46         1,800              189

Fund receives monthly payment of 0.0142%
   (0.170% per annum) times the notional
   amount of the ABX.HE.A 06-2 Index. Upon
   a defined credit event, Fund pays the
   notional amount and takes receipt of the
   defined deliverable obligation.
   (Counterparty: Wachovia)                         05/25/46         2,460              307
                                                                                 ----------
                                                                                 $  (13,649)
                                                                                 ==========

      Percentages are based on Net Assets of $4,049,391 ($ Thousands).

 *    Non-Income Producing Security

**    Rate shown is the 7-day effective yield as of September 30, 2007.

 +    Real Estate Investments Trust

++    Affiliated security

(1)   In U.S. dollars unless otherwise indicated.

(A) Security, or portion thereof, has been pledged as collateral on open future contracts and written options.

(B) This security or a partial position of this security is on loan at September 30, 2007. The total market value of securities on loan at September 30, 2007 was $614,002 ($ Thousands) (See Note 7).

(C) This security was purchased with cash collateral held from securities on loan. The total market value of such securities as of September 30, 2007 was $641,046 ($ Thousands) (See Note 7).

(D) Variable Rate Security -- The rate reported on the Schedule of Investments is the rate in effect as of September 30, 2007.

(E)   The rate reported is the effective yield at time of purchase.

(F) Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(G) Zero coupon security. The rate reported on the Schedule of Investments is the effective yield at time of purchase.

(H) Security, or portion of this security, has been pledged as collateral on open swap contracts. The rate reported on the Schedule of Investments is the effective yield at time of purchase.

(I) Securities are fair valued using methods determined in good faith by the Valuation Committee of the Board of Trustees. As of September 30, 2007, the total market value of these securities was $18,289 ($ Thousands), representing 0.45% of net assets.

(J) Securities considered illiquid. The total market value of such securities as of September 30, 2007 was $4,768 ($ Thousands) and represents 0.12% of net assets.

ADR    -- American Depositary Receipt
ARM    -- Adjustable Rate Mortgage
AUD    -- Australian Dollar
CAD    -- Canadian Dollar
CHF    -- Swiss Franc
Cl     -- Class
CMBS   -- Commercial Mortgage-Backed Securities
CMO    -- Collateralized Mortgage Obligation
DKK    -- Danish Krone
EUR    -- Euro
FDR    -- Fiduciary Depositary Receipt
FHLMC  -- Federal Home Loan Mortgage Corporation
FNMA   -- Federal National Mortgage Association
GBP    -- British Pound Sterling
GDR    -- Global Depositary Receipt
GNMA   -- Government National Mortgage Association
HKD    -- Hong Kong Dollar
IO     -- Interest Only - face amount represents notional amount
JPY    -- Japanese Yen
LLC    -- Limited Liability Company
LP     -- Limited Partnership
MTN    -- Medium Term Note
MXP    -- Mexican Peso
NIM    -- Net Interest Margin
NOK    -- Norwegian Krone
NZD    -- New Zealand Dollar
SDR    -- Swedish Depositary Receipt
SEK    -- Swedish Krona
Ser    -- Series
SGD    -- Singapore Dollar
STRIPS -- Separately Traded Registered Interest and Principal Securities
TBA    -- To Be Announced
USD    -- U.S. Dollar
ZAR    -- South African Rand

Amounts designated as "--" are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.


--------------------------------------------------------------------------------
26    SEI Institutional International Trust / Annual Report / September 30, 2007

Emerging Markets Equity Fund

September 30, 2007

--------------------------------------------------------------------------------

SECTOR WEIGHTINGS (UNAUDITED)+:

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Financials                                                                 18.7%
Basic Materials                                                            13.2%
Telecommunication Services                                                 11.5%
Energy                                                                     11.5%
Information Technology                                                     11.2%
Industrials                                                                 8.0%
Short-Term Investments                                                      7.9%
Consumer Discretionary                                                      6.6%
Consumer Staples                                                            4.5%
Utilities                                                                   3.9%
Healthcare                                                                  1.3%
Exchange Traded Fund                                                        0.8%
Time Deposits                                                               0.8%
Equity-Linked Warrants                                                      0.1%

+ Percentages based on total investments. Includes Investments held as collateral for securities on loan (see Note 7).

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
COMMON STOCK -- 91.1%

ARGENTINA -- 0.2%
   IRSA Inversiones y
     Representaciones GDR (B)*                           51,500   $         817
   Mercadolibre*                                          3,300             121
   MetroGas ADR*                                         10,600              48
   Petrobas Energia Participaciones ADR (B)             181,090           1,820
   Telecom Argentina ADR*                                38,900             955
                                                                  --------------
                                                                          3,761
                                                                  --------------
BAHRAIN -- 0.1%
   Investcorp Bank GDR (A)*                              41,294           1,125
                                                                  --------------
BERMUDA -- 0.1%
   Credicorp                                             18,100           1,225
                                                                  --------------
BRAZIL -- 8.1%
   All America Latina Logistica                          52,144             733
   Aracruz Celulose ADR (B)                              16,300           1,200
   Banco Bradesco ADR                                   225,448           6,621
   Banco do Brasil                                      122,100           2,047
   Banco Itau Holding Financeira ADR (B)                 23,380           1,183
   Banco Nossa Caixa                                    120,900           2,113
   Banestes-Banco do Estado do
     Espirito Santo                                     359,100             322
   BR Malls Participacoes*                               44,600             533
   Brasil Ecodiesel Industria e Comercio
     de Biocombus*                                      104,600             676
   Brasil Telecom Participacoes ADR                      55,000           4,104
   Centrais Eletricas Brasileiras                        89,180           1,296
   Cia Brasileira de Distribuicao Grupo Pao
     de Acucar ADR (B)                                  175,500           5,321
   Cia de Concessoes Rodoviarias                         31,100             620

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   Cia de Saneamento Basico do Estado
     de Sao Paulo                                        99,669   $       2,477
   Cia Energetica de Minas Gerais ADR                    27,200             580
   Cia Vale do Rio Doce ADR                             260,600           8,842
   Cia Vale do Rio Doce Sponsored ADR                   775,276          22,057
   CPFL Energia                                          51,100             990
   CPFL Energia ADR (B)                                   5,900             344
   Empresa Brasileira de Aeronautica ADR (B)             31,650           1,390
   Gafisa ADR (B)*                                       42,300           1,427
   Gerdau ADR                                           141,300           3,705
   Gol Linhas Aereas Inteligentes ADR (B)                21,500             516
   Grendene                                             166,200           2,010
   JHSF Participacoes*                                    9,800              52
   Localiza Rent A Car                                  214,500           2,174
   Lojas Renner                                         203,100           4,042
   Marfrig Frigorificos e Comercio
     de Alimentos*                                       91,500             954
   Natura Cosmeticos                                    267,600           3,192
   NET Servicos de Comunicacao                            5,000              83
   Petroleo Brasileiro ADR                              143,214          10,813
   Petroleo Brasileiro Sponsored ADR                    151,940           9,831
   Positivo Informatica                                  12,100             258
   Redecard*                                             92,000           1,700
   Santos-Brasil                                        115,281           1,579
   Tam                                                   64,961           1,780
   Tele Norte Leste Participacoes ADR                   183,810           4,128
   Tim Participacoes ADR                                194,200           7,877
   Uniao de Bancos Brasileiros                           16,600             218
   Uniao de Bancos Brasileiros GDR                      148,020          19,472
   Usinas Siderurgicas de Minas Gerais                   21,400           1,663
   Votorantim Celulose e Papel ADR                       79,170           2,266
                                                                  --------------
                                                                        143,189
                                                                  --------------
CANADA -- 0.0%
   SXR Uranium One*                                      35,000             463
                                                                  --------------
CHILE -- 1.0%
   Administradora de Fondos de
     Pensiones Provida ADR                               11,600             426
   Banco Santander Chile ADR                             35,874           1,814
   Centros Comerciales Sudamericanos                    234,383             924
   Cia Cervecerias Unidas                               182,970           1,356
   Cia Cervecerias Unidas ADR                            36,696           1,413
   CorpBanca                                        267,929,030           1,976
   Embotelladora Andina ADR                              32,078             598
   Empresa Nacional de Electricidad ADR                  78,700           3,380
   Empresas CMPC                                         12,200             436
   Enersis ADR                                          142,322           2,525
   La Polar                                             164,575           1,035
   Lan Airlines ADR                                     110,950           1,781
   Multiexport Foods*                                   340,536             216
                                                                  --------------
                                                                         17,880
                                                                  --------------


--------------------------------------------------------------------------------
SEI Institutional International Trust / Annual Report / September 30, 2007    27

SCHEDULE OF INVESTMENTS

September 30, 2007

--------------------------------------------------------------------------------
                                                                  Market Value
Description                                              Shares  ($ Thousands)
--------------------------------------------------------------------------------
CHINA -- 7.8%
   Anhui Conch Cement                                   402,000   $       3,483
   Anhui Expressway                                     274,000             250
   Bank of China                                      5,174,000           2,771
   Bengang Steel Plates, Cl B                           732,907             866
   China Communications Construction                  1,594,000           3,792
   China Construction Bank                           11,789,000          10,759
   China COSCO Holdings                                 144,000             450
   China International Marine Containers                566,280           1,217
   China Life Insurance                               2,598,000          14,932
   China Medical Technologies ADR                        29,800           1,275
   China Petroleum & Chemical, Cl H (B)               5,458,000           6,822
   China Shenhua Energy                                 622,000           3,739
   China Shipping Container Lines                     2,307,950           1,791
   China Shipping Development                         2,870,000           9,310
   China Telecom                                      3,606,000           2,720
   China Yurun Food Group                             4,125,000           5,947
   Ctrip.com International ADR                            6,000             311
   DaChan Food Asia                                      48,000              18
   Dongfeng Motor Group*                              1,223,000           1,075
   Focus Media Holding ADR (B)*                          35,600           2,066
   Great Wall Motor                                   2,253,500           3,336
   Great Wall Technology                              1,320,000             603
   Guangdong Electric Power Development                 700,000             742
   Harbin Power Equipment                               674,000           1,690
   Huadian Power International                        1,634,000           1,048
   Huaneng Power International                        1,244,800           1,721
   Industrial & Commercial Bank of China,
     Cl H                                            11,302,820           7,929
   Jiangxi Copper                                       199,000             644
   Lenovo Group                                       2,148,000           1,648
   Mindray Medical International ADR                     35,500           1,525
   Perfect World ADR*                                    11,000             300
   PetroChina, Cl H                                  13,142,000          24,935
   PICC Property & Casualty (B)                         241,000             469
   Semiconductor Manufacturing
     International (B)                                  696,000              82
   Shanghai Electric Group                            1,068,000             833
   Simcere Pharmaceutical Group ADR*                    122,200           1,947
   Sino-Ocean Land Holdings*                          1,620,000           2,294
   Sinotrans (B)                                      1,911,000           1,171
   Weiqiao Textile                                    1,798,400           3,380
   WuXi PharmaTech Cayman ADR*                            1,786              50
   Yanzhou Coal Mining                                3,428,000           7,060
   Zhejiang Expressway                                  904,000           1,285
                                                                  --------------
                                                                        138,286
                                                                  --------------
COLOMBIA -- 0.2%
   BanColombia ADR (B)                                  109,560           3,796
                                                                  --------------
CYPRUS -- 0.1%
   AFI Development GDR*                                  97,400             984
                                                                  --------------

--------------------------------------------------------------------------------
                                                                  Market Value
Description                                              Shares  ($ Thousands)
--------------------------------------------------------------------------------
CZECH REPUBLIC -- 0.9%
   CEZ                                                  201,965   $      12,393
   Komercni Banka                                         8,260           1,921
   Telefonica O2 Czech Republic                          13,000             367
   Unipetrol*                                            82,000           1,297
                                                                  --------------
                                                                         15,978
                                                                  --------------
EGYPT -- 0.5%
   Commercial International Bank GDR                    176,250           2,379
   Egyptian International Pharmaceutical
     Industrial (D)                                      42,300             216
   El Ezz Steel (D)                                     101,274             965
   Orascom Construction Industries (D)                   21,344           1,802
   Orascom Construction Industries GDR (A)               13,711           2,323
   Orascom Construction Industries GDR                      600             102
   Telecom Egypt (D)                                    300,000             911
                                                                  --------------
                                                                          8,698
                                                                  --------------
HONG KONG -- 5.6%
   AAC Acoustic Technology Holdings                   2,870,000           3,543
   ASM Pacific Technology                               179,000           1,584
   Belle International Holdings                          61,000              80
   Brilliance China Automotive
     Holdings (B)                                     3,473,000             957
   Chaoda Modern Agriculture                            434,000             353
   China Everbright                                     296,000           1,055
   China Mengniu Dairy                                  939,000           4,091
   China Merchants Bank                                 527,395           2,318
   China Mobile                                       2,601,500          42,629
   China Netcom Group                                   816,500           2,186
   China Power International
     Development (B)                                  4,432,200           2,322
   China Resources Logic                                126,000              16
   China Resources Power Holdings                       322,000           1,001
   China Unicom                                          64,000             133
   CITIC International Financial Holdings             1,348,000           1,079
   CNOOC                                              6,504,500          10,935
   Cosco Pacific                                      2,082,000           6,593
   Denway Motors                                      5,078,000           2,948
   Digital China Holdings                             1,337,000             776
   Global Bio-Chem Technology Group (B)               4,269,500           1,649
   Guangzhou Investment                               1,546,000             484
   Hopson Development Holdings                          408,000           1,360
   Industrial and Commercial Bank of
     China Asia                                         526,000           1,469
   Johnson Electric Holdings                            268,000             140
   NWS Holdings                                         125,000             294
   Samson Holding                                     2,020,000             575
   Shanghai Industrial Holdings                         179,000             894
   Shenzhen Investment                                1,286,000           1,149
   Shenzhou International Group Holdings                175,000              83


--------------------------------------------------------------------------------
28    SEI Institutional International Trust / Annual Report / September 30, 2007

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   Texwinca Holdings (B)                              1,946,600   $       1,616
   TPV Technology                                     4,110,000           2,963
   United Laboratories                                  954,000             709
   Yue Yuen Industrial Holdings (B)                     590,500           1,767
                                                                  --------------
                                                                         99,751
                                                                  --------------
HUNGARY -- 0.6%
   Danubius Hotel and Spa*                                4,715             259
   Magyar Telekom                                       563,279           3,125
   OTP Bank                                             133,833           7,238
   Raba Automotive Holding*                              10,000             152
   Tiszai Vegyi Kombinat*                                12,600             563
                                                                  --------------
                                                                         11,337
                                                                  --------------
INDIA -- 7.2%
   Andhra Bank                                          266,993             703
   Bank of India                                        189,610           1,318
   Bharat Electronics                                    21,240             982
   Bharat Heavy Electricals                              74,374           3,802
   Bharat Petroleum                                     346,653           3,109
   Bharti Televentures                                  745,963          17,595
   Birla                                                 73,137             618
   CESC                                                  75,930             933
   Federal Bank                                          60,268             563
   GAIL India                                           134,999           1,284
   Grasim Industries                                     18,599           1,639
   Gujarat Narmada Valley Fertilizers                   144,589             575
   Gujarat State Fertilisers                             99,273             601
   Hero Honda Motors                                     70,981           1,330
   Hindalco Industries                                  648,021           2,800
   Hindalco Industries GDR (A)                          374,190           1,579
   Hindustan Petroleum                                  412,300           2,761
   Hindustan Zinc                                       105,859           2,159
   Housing Development Finance                           54,812           3,477
   ICICI Bank                                           117,543           3,134
   India Cements                                        194,020           1,421
   Infosys Technologies                                 142,156           6,752
   ITC                                                  398,150           1,897
   Jet Airways India                                     38,980             888
   JSW Steel                                             69,171           1,481
   Larsen & Toubro                                       45,833           3,230
   Mahanagar Telephone Nigam                            381,880           1,540
   Mahindra & Mahindra                                   11,290             213
   National Aluminium                                    87,460             662
   Nicholas Piramal India                               352,000           2,485
   Oil & Natural Gas                                    226,910           5,456
   Phoenix Mills                                         36,519           1,820
   Ranbaxy Laboratories                                 220,316           2,401
   Reliance Industries                                   40,874           2,357
   Satyam Computer Services                             156,390           1,751
   Siemens India                                        193,444           6,559
   State Bank of India GDR (A)                           38,640           4,343

--------------------------------------------------------------------------------
                                                                  Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   Steel Authority of India                           2,065,622   $      10,738
   Sterlite Industries India                            204,764           3,847
   Sterlite Industries India ADS*                        39,466             730
   Tata Motors                                           80,548           1,570
   Tata Steel                                           470,463          10,040
   UCO Bank                                             936,610           1,128
   Zee Entertainment Enterprises                        500,424           4,293
                                                                  --------------
                                                                        128,564
                                                                  --------------
INDONESIA -- 2.0%
   Bank Central Asia                                  8,394,000           5,645
   Bank Mandiri Persero                               6,143,000           2,368
   Bank Rakyat Indonesia                              3,749,000           2,706
   Global Mediacom                                    2,866,000             354
   Gudang Garam                                       1,546,600           1,590
   HM Sampoerna                                       1,008,500           1,527
   Indosat                                              905,900             763
   International Nickel Indonesia                       186,000           1,291
   Telekomunikasi Indonesia                          14,614,500          17,579
   Telekomunikasi Indonesia ADR                          15,500             757
                                                                  --------------
                                                                         34,580
                                                                  --------------

ISRAEL -- 2.0%
   Bank Hapoalim                                      1,587,827           8,102
   Bank Leumi Le-Israel                               1,016,370           4,447
   Bezeq Israeli Telecommunication                    3,295,490           5,635
   Check Point Software Technologies                      6,690             168
   Clal Industries and Investments                       34,720             199
   Delek Group                                            5,300           1,262
   First International Bank of Israel*                   51,020             659
   Israel Discount Bank*                                855,954           1,939
   Makhteshim-Agan Industries*                          244,375           2,164
   Teva Pharmaceutical Industries                        35,400           1,570
   Teva Pharmaceutical Industries ADR                   219,546           9,763
   Union Bank of Israel*                                 21,090             102
                                                                  --------------
                                                                         36,010
                                                                  --------------
JERSEY -- 0.1%
   Kazakhgold GDR*                                       67,936           1,427
                                                                  --------------
LUXEMBOURG -- 0.1%
   Tenaris ADR                                           45,500           2,394
                                                                  --------------
MALAYSIA -- 2.9%
   AMMB Holdings                                      1,247,100           1,588
   Boustead Holdings                                    520,000             751
   Commerce Asset Holdings                            1,173,200           3,684
   Gamuda                                             1,007,900           2,603
   Genting                                              780,000           1,843
   Hong Leong Bank                                      439,700             761
   Hong Leong Financial Group                           272,700             464


--------------------------------------------------------------------------------
SEI Institutional International Trust / Annual Report / September 30, 2007    29

SCHEDULE OF INVESTMENTS

September 30, 2007

--------------------------------------------------------------------------------
                                                                  Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   Hong Leong Industries                                 14,000   $          16
   IOI                                                4,482,100           7,958
   KNM Group                                            183,600             249
   Malayan Banking                                    1,648,200           5,321
   Malaysia International Shipping
     (Foreign Market)                                   228,800             658
   MMC                                                1,094,100           2,713
   Oriental Holdings                                     10,000              20
   Padiberas Nasional                                    77,000              46
   Proton Holdings                                      164,400             256
   Public Bank (Foreign Market)                         460,100           1,418
   Resorts World                                      7,037,200           8,096
   Sime Darby                                           985,700           3,008
   Sunway City                                          379,800             555
   Telekom Malaysia (D)                                 513,300           1,461
   Tenaga Nasional                                    2,935,700           8,142
                                                                  --------------
                                                                         51,611
                                                                  --------------
MEXICO -- 5.1%
   Alfa                                                 241,500           1,632
   America Movil ADR, Ser L                             337,286          21,586
   America Movil, Ser L                               2,008,800           6,430
   Axtel*                                               224,800           1,722
   Cemex*                                             1,703,527           5,088
   Cemex ADR*                                           129,210           3,866
   Coca-Cola Femsa ADR                                   49,280           2,115
   Consorcio                                          3,975,100           5,326
   Controladora Comercial Mexicana                    1,149,100           3,049
   Cydsa*                                                74,700              49
   Desarrolladora Homex*                                 22,100           1,226
   Embotelladoras Arca                                  178,450             662
   Empresas ICA*                                        132,000             796
   Empresas ICA Sociedad
     Controladora ADR*                                   14,100             338
   Fomento Economico Mexicano ADR                        86,246           3,226
   Gruma                                                437,100           1,419
   Grupo Aeroportuario
     del Centro Norte ADR                                30,218             870
   Grupo Bimbo, Ser A                                   213,000           1,188
   Grupo Carso, Ser A1                                  410,100           1,564
   Grupo Casa Saba ADR                                    4,500             171
   Grupo Continental                                  1,340,800           2,820
   Grupo Financiero Banorte                           1,181,564           4,679
   Grupo Mexico, Ser B                                  467,500           3,356
   Grupo Televisa                                        22,300             107
   Grupo Televisa ADR                                   278,320           6,727
   Industrias Penoles                                     7,500             126
   Industrias, Ser B*                                   182,500             707
   Kimberly-Clark de Mexico, Ser A                      221,000           1,006
   Organizacion Soriana                                 409,600           1,259
   Telefonos de Mexico                                2,047,100           3,357
   Telefonos de Mexico ADR, Ser L                        70,220           2,308

--------------------------------------------------------------------------------
                                                                  Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   Urbi Desarrollos Urbanos*                            345,800   $       1,243
   Wal-Mart de Mexico, Ser V                            358,018           1,313
                                                                  --------------
                                                                         91,331
                                                                  --------------
NETHERLANDS -- 0.1%
   Vimetco GDR*                                         127,239           1,209
                                                                  --------------
PANAMA -- 0.0%
   Copa Holdings, Cl A                                    4,100             164
                                                                  --------------
PERU -- 0.1%
   Cia de Minas Buenaventura ADR (B)                     28,800           1,376
                                                                  --------------
PHILIPPINES -- 0.7%
   ABS-CBN Broadcasting PDR                             620,900             441
   Alliance Global Group                              3,716,000             429
   Ayala Land                                        12,363,840           4,460
   Bank of the Philippine Islands                     1,295,426           1,912
   First Philippine Holdings                          1,183,600           2,036
   JG Summit Holdings                                 3,229,000             771
   Manila Electric                                      233,860             431
   Philippine National Bank*                            367,800             396
   SM Investments                                       232,824           1,925
   Union Bank of Philippines                            335,300             409
                                                                  --------------
                                                                         13,210
                                                                  --------------
POLAND -- 0.9%
   Bank Handlowy w Warszawie                             49,245           2,107
   Echo Investment*                                      21,600             725
   Grupa Lotos                                           40,303             683
   KGHM Polska Miedz                                     44,457           2,072
   Multimedia Polska*                                    16,105              71
   Orbis                                                 25,981             725
   Polish Oil & Gas                                     560,778           1,064
   Polski Koncern Naftowy Orlen                         176,810           3,703
   Telekomunikacja Polska                               533,626           4,218
                                                                  --------------
                                                                         15,368
                                                                  --------------
RUSSIA -- 9.1%
   Chelyabinsk Zink Plant GDR (A)                        62,400             855
   Cherkizovo Group GDR                                  79,406           1,052
   CTC Media                                              3,001              66
   Evraz Group GDR                                       18,733           1,186
   Golden Telecom                                        29,060           2,339
   Integra Group Holdings*                               49,603             771
   LUKOIL ADR                                           283,930          23,651
   Magnitogorsk Iron & Steel Works GDR                  141,025           2,137
   Mechel ADR                                             6,000             306
   MMC Norilsk Nickel ADR                                73,813          20,096
   Mobile Telesystems ADR                               179,400          12,434


--------------------------------------------------------------------------------
30    SEI Institutional International Trust / Annual Report / September 30, 2007

--------------------------------------------------------------------------------
                                                                  Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   Novolipetsk Steel GDR                                163,069   $       5,536
   OAO Gazprom ADR*                                     835,139          36,830
   Open Investments GDR*                                 99,000           3,663
   Polyus Gold ADR                                       50,974           2,217
   Rosneft Oil GDR (A)                                  429,237           3,649
   Rostelecom ADR (B)                                    21,784           1,369
   Sberbank GDR                                          12,642           5,876
   Sberbank GDR (EUR)                                    16,711           7,676
   Severstal GDR                                         44,348             940
   Severstal Sponsored GDR (A)                           55,640           1,171
   Sistema-Hals GDR (A)*                                  7,700              75
   Surgutneftegaz ADR (B)                                88,150           6,016
   Tatneft GDR                                            5,732             636
   Unified Energy System GDR                             58,673           7,146
   Vimpel-Communications ADR                            188,200           5,089
   VTB Bank GDR (A)*                                    728,944           6,524
   Wimm-Bill-Dann Foods OJSC ADR                         12,760           1,395
                                                                  --------------
                                                                        160,701
                                                                  --------------
SINGAPORE -- 0.0%
   Goodpack*                                            528,000             743
                                                                  --------------
SOUTH AFRICA -- 5.8%
   ABSA Group (B)                                        96,278           1,745
   Aeci                                                  15,000             180
   African Rainbow Minerals                              55,298           1,054
   Anglo Platinum                                        16,400           2,479
   AngloGold Ashanti (B)                                 62,812           2,971
   Aspen Pharmacare Holdings (B)                        325,620           1,582
   Assore                                                 8,062             444
   Barloworld (B)                                        47,575             894
   Bidvest Group (B)                                    114,949           2,258
   DataTec                                               86,758             447
   Ellerine Holdings (B)                                157,120           1,684
   FirstRand (B)                                      1,087,289           3,484
   Foschini                                             141,000           1,063
   Gold Fields ADR                                      134,901           2,440
   Harmony Gold Mining (B)                              117,139           1,386
   Impala Platinum Holdings (B)                         133,237           4,637
   Imperial Holdings                                     58,337           1,091
   JD Group (B)                                         165,333           1,395
   Johnnic Holdings                                      24,500              55
   Kumba Iron Ore (B)                                    79,016           2,589
   Liberty Group (B)                                     50,000             634
   Liberty Holdings                                      12,600             405
   Merafe Resources                                   5,425,405           1,337
   Metropolitan Holdings                                351,000             774
   Mittal Steel South Africa (B)                         92,991           1,848
   Mondi*                                                12,317             121
   MTN Group (B)                                        302,945           4,590
   Murray & Roberts Holdings (B)                        204,442           2,664

--------------------------------------------------------------------------------
                                                                  Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   Mvelaphanda Resources*                                22,000   $         172
   Nampak (B)*                                          857,412           2,685
   Naspers (B)*                                         196,844           5,452
   Nedbank Group (B)                                    259,810           4,709
   Sanlam (B)                                         2,408,597           7,778
   Sappi (B)*                                           507,397           7,688
   Sasol (B)                                            363,854          15,616
   Standard Bank Group (B)                              551,168           7,949
   Steinhoff International Holdings (B)*                628,689           1,778
   Telkom (B)                                           125,000           3,145
                                                                  --------------
                                                                        103,223
                                                                  --------------
SOUTH KOREA -- 14.0%
   Amorepacific                                             641             478
   Daegu Bank                                            72,490           1,343
   Daelim Industrial                                     12,624           2,338
   Daewoo Shipbuilding & Marine
     Engineering                                        213,429          13,503
   Dongbu Insurance                                      23,960           1,005
   Doosan                                                 7,700           1,599
   Eugene                                                 4,290              52
   Hana Financial Group                                  46,876           2,210
   Handsome                                              17,390             266
   Hanil Cement Manufacturing                             5,122             582
   Hanjin Heavy Industries & Construction*                9,780             871
   Hankook Tire                                          48,650             997
   Hanwha Chemical                                       26,210             692
   Hynix Semiconductor                                   16,290             557
   Hyundai Department Store                               3,125             376
   Hyundai Development                                   84,198           7,866
   Hyundai Heavy Industries                              15,583           7,203
   Hyundai Mipo Dockyard                                  5,300           1,824
   Hyundai Mobis                                         55,320           5,870
   Hyundai Motor                                         86,632           6,996
   KCC Engineering & Construction                         3,100             243
   KISWIRE                                                9,300             609
   Kookmin Bank                                         181,282          15,094
   Kookmin Bank ADR (B)                                  68,744           5,636
   Korea Development Financing                            3,040             176
   Korea Electric Power                                 163,920           7,684
   Korea Exchange Bank                                   58,770             954
   Korea Iron & Steel                                     4,920             508
   Korea Kumho Petrochemical                             13,680           1,054
   Korean Reinsurance                                    90,156           1,276
   KT                                                    25,760           1,293
   KT ADR (B)                                           123,000           3,081
   KT&G                                                  74,920           5,853
   Kumho Tire                                           161,490           2,841
   Kyeryong Construction Industrial                       8,130             493
   LG                                                     8,014             552
   LG Chem                                                8,050             844
   LG Electronics                                        35,921           3,356


--------------------------------------------------------------------------------
SEI Institutional International Trust / Annual Report / September 30, 2007    31

SCHEDULE OF INVESTMENTS

September 30, 2007

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   LG Engineering & Construction                         11,980   $       2,081
   LG Philips LCD*                                      189,540           9,072
   Lotte Shopping                                        19,549           8,331
   LS Cable                                              13,109           1,633
   Nong Shim                                              6,065           1,494
   Nong Shim Holdings                                     4,632             450
   Pacific                                                4,100             853
   POSCO                                                 23,949          17,612
   POSCO ADR                                              8,890           1,589
   S-Oil                                                 12,904           1,148
   Samho International*                                  19,520             576
   Samsung Card                                             600              37
   Samsung Electronics                                   74,729          46,953
   Samsung Fire & Marine Insurance                       38,235           8,231
   Samsung Heavy Industries                              43,990           2,339
   Samsung SDI                                           11,580             777
   Samwhan                                               10,460             362
   Samyang Genex                                          3,374             382
   SFA Engineering                                        9,910             589
   Shinhan Financial Group                              145,403           9,501
   Shinsegae                                             13,589           9,459
   Shinyoung Securities                                   6,283             462
   SK Energy*                                            33,423           5,844
   SK Gas                                                 5,271             500
   SK Holdings                                            8,836           1,883
   SK Telecom                                            11,061           2,538
   SK Telecom ADR (B)                                    90,830           2,698
   Woori Investment & Securities                        132,750           3,757
                                                                  --------------
                                                                        249,326
                                                                  --------------

TAIWAN -- 11.3%
   Acer                                                 990,640           1,745
   Advanced Semiconductor Engineering                 6,845,925           7,510
   Asustek Computer                                   1,145,272           3,485
   AU Optronics                                       3,146,079           5,427
   AU Optronics ADR (B)*                                 36,330             615
   Capital Securities                                   978,250             594
   Catcher Technology                                   785,940           5,720
   Cathay Financial Holding                           4,378,213          10,357
   Chi Mei Optoelectronics                              481,000             559
   China Development Financial Holding                4,332,270           1,746
   China Motor                                        1,838,985           1,685
   China Steel                                          222,000             324
   Chinatrust Financial Holding                      12,782,947           9,381
   Chunghwa Picture Tubes                                54,000              15
   Chunghwa Telecom                                   4,156,350           7,769
   Chunghwa Telecom ADR (B)                             247,931           4,582
   Compal Electronics                                 6,278,130           7,099
   CTCI                                                 561,550             435
   Delta Electronics                                  2,447,077           9,485
   Delta Networks                                       812,000             345

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
   Eastern Media International                        1,270,000   $         356
   Eva Airways                                           13,948               5
   Far Eastern Textile                                  162,372             218
   Far EasTone Telecommunications                       945,000           1,196
   First Financial Holding                            4,470,872           3,199
   Formosa Chemicals & Fibre                            358,000             916
   Formosa Taffeta                                      783,000             890
   Fubon Financial Holding                              846,000             722
   Grand Pacific Petrochemical                        1,114,000             469
   High Tech Computer                                   226,997           3,328
   HON HAI Precision Industry                         2,777,281          20,935
   InnoLux Display                                      285,295           1,224
   Inventec                                           1,632,650           1,021
   KYE Systems                                                1              --
   Largan Precision                                     146,000           1,588
   Lite-On Technology                                   989,527           1,546
   MediaTek                                             460,550           8,298
   Mega Financial Holding                             1,928,000           1,217
   Mitac International                                  838,557           1,169
   Nan Ya Plastic                                     1,700,000           4,428
   Nan Ya Printed Circuit Board                         159,000             960
   Nien Hsing Textile                                 1,056,000             744
   Nien Made Enterprises                                 22,817              28
   Pixart Imaging                                       188,100           1,539
   Powerchip Semiconductor                            6,281,143           3,118
   President Securities                                 967,725             655
   ProMOS Technologies                                3,280,000           1,005
   Quanta Computer                                    3,897,115           6,126
   Radiant Opto-Electronics                             895,714           1,493
   Richtek Technology                                    97,500           1,159
   Shih Wei Navigation                                  156,229             378
   Siliconware Precision Industries                   3,076,621           6,929
   Silitech Technology                                  289,876           1,448
   Sincere Navigation                                   347,000             775
   SinoPac Financial Holdings                         7,011,230           3,266
   Sunplus Technology                                   157,455             299
   Taiwan Cement                                      1,236,592           2,023
   Taiwan Cooperative Bank                            1,848,640           1,345
   Taiwan Fertilizer                                  1,355,000           3,272
   Taiwan Semiconductor Manufacturing                 5,063,027           9,867
   Taiwan Semiconductor Manufacturing
      ADR (B)                                           633,180           6,408
   Tatung                                             4,521,000           2,355
   Teco Electric and Machinery                          605,000             357
   Tripod Technology                                    336,300           1,371
   Tung Ho Steel Enterprise                             604,000           1,009
   United Microelectronics (D)                        9,804,266           7,108
   Walsin Lihwa                                       2,001,000             993
   Wistron                                              581,885           1,052
   Yageo                                              3,846,440           1,603
   Yang Ming Marine Transport                           106,847              86
                                                                  --------------
                                                                        200,374
                                                                  --------------


--------------------------------------------------------------------------------
32    SEI Institutional International Trust / Annual Report / September 30, 2007

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
THAILAND -- 1.6%
   Bangkok Bank                                         562,200   $       1,886
   Bangkok Bank NVDR (B)                                237,700             804
   CH. Karnchang                                      1,171,400             311
   Charoen Pokphand Foods                            11,301,000           1,731
   Delta Electronics Thai                               564,600             346
   Italian-Thai Development                           3,014,800             669
   Kasikornbank NVDR (Foreign)                        2,448,800           5,894
   Krung Thai Bank                                    4,905,500           1,574
   Krung Thai Bank NVDR                               1,910,000             613
   Land and Houses (B)                                4,409,400           1,119
   PTT                                                  755,600           7,407
   PTT NVDR*                                              2,000              20
   Siam Commercial Bank                               1,693,100           3,977
   Thai Airways International                         1,001,800           1,228
   Thai Airways International NVDR                      368,800             452
   Thai Union Frozen Products                           944,800             667
                                                                  --------------
                                                                         28,698
                                                                  --------------

TURKEY -- 2.2%
   Akcansa Cimento                                        8,000              61
   Aygaz*                                                14,000              59
   Bossa Ticaret Sanayi Isletme*                         80,000             108
   Cimsa Cimento Sanayi VE Tica*                         69,000             592
   Eczacibasi Ilac Sanayi                               135,206             580
   Eregli Demir ve Celik Fabrikalari                     60,000             560
   Haci Omer Sabanci Holding                          1,082,452           6,926
   Kardemir Karabuk Demir Celik
      Sanayi ve Ticaret*                                575,572             656
   KOC Holding                                          594,000           3,114
   Petkim Petrokimya Holding*                            15,000             123
   Petrol Ofisi                                         239,021           1,184
   Sinpas Gayrimenkul Yatirim Ortakligi*                 72,058             458
   Tupras Turkiye Petrol Rafine                          42,000           1,110
   Turk Hava Yollari                                     52,000             403
   Turk Sise ve Cam Fabrikalari                         326,300           1,616
   Turkcell Iletisim Hizmet                             857,413           7,220
   Turkiye Garanti Bankasi                              751,962           5,742
   Turkiye Is Bankasi                                 1,166,451           7,030
   Vestel Elektronik Sanayi                             322,261             889
   Yazicilar Holding                                     71,885             525
                                                                  --------------
                                                                         38,956
                                                                  --------------

UNITED KINGDOM -- 0.6%
   Anglo American                                       112,089           7,511
   BHP Billiton (B)                                      76,565           2,704
   JKX Oil & Gas                                         22,550             161
   Mondi*                                                30,793             292
                                                                  --------------
                                                                         10,668
                                                                  --------------

--------------------------------------------------------------------------------
                                             Shares/Face Amount    Market Value
Description                                    ($ Thousands)(1)   ($ Thousands)
--------------------------------------------------------------------------------
UNITED STATES -- 0.1%
   Caspian Services                                      71,100   $         206
   Central European Distribution                         26,100           1,250
                                                                  --------------
                                                                          1,456
                                                                  --------------

Total Common Stock
   (Cost $1,104,073) ($ Thousands)                                    1,617,862
                                                                  --------------
DEBENTURE BOND -- 0.0%

BRAZIL -- 0.0%
   Companhia Vale do Rio Doce*
      0.000%, 09/30/49                                        8              --
                                                                  --------------
Total Debenture Bond
   (Cost $0) ($ Thousands)                                                   --
                                                                  --------------

PREFERRED STOCK -- 5.3%

BRAZIL -- 5.1%
   Aracruz Celulose ADR, Cl B*                          201,600           1,474
   Banco Bradesco                                        69,300           2,022
   Banco Itau Holding Financeira                         32,700           1,646
   Brasil Telecom                                        35,861             337
   Braskem, Cl A                                        298,400           2,786
   Centrais Eletricas Brasileiras, Cl B                 280,704           3,937
   Centrais Eletricas de Santa Catarina                  20,500             441
   Cia de Bebidas das Americas                            5,330             388
   Cia de Bebidas das Americas ADR                       25,244           1,846
   Cia de Tecidos do Norte de Minas -
      Coteminas                                         283,432           1,924
   Cia Energetica de Minas Gerais                       386,912           8,180
   Cia Paranaense de Energia                            110,792           1,763
   Cia Vale do Rio Doce, Cl A                           554,200          15,768
   Eletropaulo Metropolitana de Sao Paulo             6,627,700             439
   Gerdau                                                 9,300             243
   Inepar Industria e Construcoes*                        2,100              37
   Investimentos Itau                                 1,141,642           7,849
   Mangels Industrial                                     2,800              45
   NET Servicos de Comunicacao*                         435,200           7,155
   Paranapanema*                                         29,300             546
   Petroleo Brasileiro                                  440,100          14,196
   Sadia                                                 74,300             414
   Tam                                                  246,185           6,690
   Tele Norte Leste Participacoes                        36,300             819
   Telemar Norte Leste                                   61,600           2,209
   Telemig Celular Participacoes                         41,654           1,215
   Usinas Siderurgicas de Minas Gerais, Cl A             50,300           3,499
   Votorantim Celulose e Papel                           57,000           1,630
                                                                  --------------
                                                                         89,498
                                                                  --------------


--------------------------------------------------------------------------------
SEI Institutional International Trust / Annual Report / September 30, 2007    33

SCHEDULE OF INVESTMENTS

Emerging Markets Equity Fund (Concluded)

September 30, 2007

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                              Shares   ($ Thousands)
--------------------------------------------------------------------------------
SOUTH KOREA -- 0.2%
   Hyundai Motor                                         67,540   $       2,805
   Hyundai Motor (Second Preferred)                      29,560           1,185
                                                                  --------------
                                                                          3,990
                                                                  --------------
Total Preferred Stock
   (Cost $55,812) ($ Thousands)                                          93,488
                                                                  --------------
EXCHANGE TRADED FUND -- 0.9%

UNITED STATES -- 0.9%
   iShares MSCI Emerging Markets
      Index Fund*                                       104,000          15,543
                                                                  --------------
Total Exchange Traded Fund
   (Cost $13,900) ($ Thousands)                                          15,543
                                                                  --------------
EQUITY LINKED WARRANTS -- 0.1%

HONG KONG -- 0.0%
   China Overseas Land,
      Expires 08/27/08*                                     238             160
                                                                  --------------
RUSSIA -- 0.1%
   Sberbank, Expires 02/23/10*                              409           1,705
                                                                  --------------
SINGAPORE -- 0.0%
   Goodpack Limited, Expires 07/16/09*                       66              32
                                                                  --------------
Total Equity Linked Warrants
   (Cost $0) ($ Thousands)                                                1,897
                                                                  --------------
CASH EQUIVALENTS**+ -- 8.4%

UNITED STATES -- 8.4%
   SEI Daily Income Trust,
      Prime Obligation Fund, Cl A,
      5.350%                                         16,098,567          16,099
   SEI Liquidity Fund, LP, 5.367% (C)               134,056,425         134,056
                                                                  --------------
Total Cash Equivalents
   (Cost $150,155) ($ Thousands)                                        150,155
                                                                  --------------

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                   ($ Thousands) (1)   ($ Thousands)
--------------------------------------------------------------------------------
TIME DEPOSITS -- 0.8%

UNITED STATES -- 0.8%
   Brown Brothers Harriman
      8.350%, 10/01/07                  ZAR               3,021   $         438
      4.950%, 10/01/07                  GBP                  59             121
      4.550%, 10/01/07                  HKD               6,706             863
      4.520%, 10/01/07                                   13,684          13,684
      3.250%, 10/01/07                  EUR                  --              --
      1.250%, 10/01/07                  SGD                  --              --
                                                                  --------------
Total Time Deposits
   (Cost $15,106) ($ Thousands)                                          15,106
                                                                  --------------
Total Investments -- 106.6%
   (Cost $1,339,046) ($ Thousands)                                $   1,894,051
                                                                  ==============

      Percentages are based on Net Assets of $1,777,229 ($ Thousands).

  *   Non-Income Producing Security

 **   Rate shown is the 7-day effective yield as of September 30, 2007.

  +   Affiliated security

(1)   In U.S. dollars unless otherwise indicated.

(A) Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(B) This security or a partial position of this security is on loan at September 30, 2007. The total market value of securities on loan at September 30, 2007 was $118,121 ($ Thousands) (See Note 7).

(C) This security was purchased with cash collateral held from securities on loan. The total market value of such securities as of September 30, 2007 was $134,056 ($ Thousands) (See Note 7).

(D) Security fair valued using methods determined in good faith by the Valuation Committee of the Board of Trustees. The total market value of such securities as of September 30, 2007 was $12,463 ($ Thousands) and represents 0.70% of net assets.

ADR  -- American Depositary Receipt
ADS  -- American Depositary Share
Cl   -- Class
EUR  -- Euro
GBP  -- British Pound Sterling
GDR  -- Global Depositary Receipt
HKD  -- Hong Kong Dollar
LP   -- Limited Partnership
NVDR -- Non-Voting Depositary Receipt
PDR  -- Philippine Depositary Receipt
Ser  -- Series
SGD  -- Singapore Dollar
ZAR  -- South African Rand

Amounts designated as "--" are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.


--------------------------------------------------------------------------------
34    SEI Institutional International Trust / Annual Report / September 30, 2007

International Fixed Income Fund

September 30, 2007

--------------------------------------------------------------------------------

SECTOR WEIGHTINGS (UNAUDITED)+:

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIALS.]

Government                                                                39.2%
Financials                                                                18.8%
Time Deposits                                                             15.1%
Asset-Backed Securities                                                   13.9%
U.S. Government Agency Mortgage-Backed Obligations                         4.2%
Consumer Discretionary                                                     1.4%
Telecommunication Services                                                 1.3%
U.S. Treasury Obligations                                                  1.2%
Loan Participations                                                        1.1%
Utilities                                                                  0.8%
Industrials                                                                0.7%
Consumer Staples                                                           0.5%
Energy                                                                     0.5%
Basic Materials                                                            0.5%
Healthcare                                                                 0.3%
Master Notes                                                               0.3%
Information Technology                                                     0.1%
Short-Term Investment                                                      0.1%

+     Percentages based on total investments.

--------------------------------------------------------------------------------
                                                    Face Amount     Market Value
Description                                      (Thousands)(1)    ($ Thousands)
--------------------------------------------------------------------------------
GLOBAL BONDS -- 62.5%

AUSTRALIA -- 1.5%
   FMG Finance
         9.750%, 09/01/13                                   350   $         548
   Government of Australia
         8.750%, 08/15/08                                 1,900           1,715
         7.500%, 09/15/09                                 5,600           5,051
   Macquarie Bank MTN, Ser E (A)
         5.500%, 03/19/08                     GBP           336             649
   New S Wales Treasury
         7.000%, 12/01/10                                 4,950           4,414
                                                                  --------------
                                                                         12,377
                                                                  --------------
AUSTRIA -- 0.4%
   Kommunalkredit Austria
         4.125%, 02/07/14                                 1,650           2,289
   Telekom Finanzmanagement
         5.000%, 07/22/13                                   601             846
   Wienerberger (A)
         6.500%, 02/09/17                                   300             392
                                                                  --------------
                                                                          3,527
                                                                  --------------
BELGIUM -- 1.3%
   Kingdom of Belgium, Ser 31
         5.500%, 03/28/28                                 3,387           5,328
   Kingdom of Belgium, Ser 41
         4.250%, 09/28/13                                 2,940           4,170
   Kingdom of Belgium, Ser 49
         4.000%, 03/28/17                                   950           1,302
                                                                  --------------
                                                                         10,800
                                                                  --------------

--------------------------------------------------------------------------------
                                                    Face Amount     Market Value
Description                                      (Thousands)(1)    ($ Thousands)
--------------------------------------------------------------------------------
BERMUDA -- 0.1%
   Seadrill (A) (B)
        5.870%, 01/23/09                                  2,000   $         368
        5.370%, 01/23/08                                    500              92
                                                                  --------------
                                                                            460
                                                                  --------------
BRAZIL -- 0.3%
   Federal Republic of Brazil
         8.250%, 01/20/34                                 1,847           2,326
                                                                  --------------
CANADA -- 1.3%
   Bell Canada MTN
         5.000%, 02/15/17                                   270             227
   Canada Treasury Bill (D)
         2.795%, 10/18/07                                 2,051           2,060
   Government of Canada
         5.000%, 06/01/37                                 2,000           2,194
         4.000%, 06/01/16                                 2,150           2,111
   Government of Canada Real Return
         3.000%, 12/01/36                                   772             935
   Province of Ontario
         4.700%, 06/02/37                                 1,800           1,744
   Province of Ontario MTN, Ser E
         1.875%, 01/25/10                     JPY        95,000             842
   YPG Holdings MTN
         5.250%, 02/15/16                                   665             598
                                                                  --------------
                                                                         10,711
                                                                  --------------
CAYMAN ISLANDS -- 0.6%
   Dar Al-Arkan International (A)
         7.610%, 07/16/12                                   825             820
   MUFG Capital Finance 2 (A)
         4.850%, 07/25/16                                 1,000           1,251
   Mizuho Capital Investments (A)
         5.020%, 06/30/11                                 1,000           1,366
   Resona Preferred Global
      Securities (A) (B)
         7.191%, 07/30/49                                   443             444
   Vale Overseas
         6.875%, 11/21/36                                   301             310
   Yorkshire Power Finance
         7.250%, 08/04/28                     GBP           408             940
                                                                  --------------
                                                                          5,131
                                                                  --------------
CZECH REPUBLIC -- 0.2%
   Czech Republic Bond
         6.550%, 10/05/11                                25,000           1,412
                                                                  --------------


--------------------------------------------------------------------------------
SEI Institutional International Trust / Annual Report / September 30, 2007    35

SCHEDULE OF INVESTMENTS

September 30, 2007

--------------------------------------------------------------------------------
                                                    Face Amount     Market Value
Description                                      (Thousands)(1)    ($ Thousands)
--------------------------------------------------------------------------------
DENMARK -- 2.0%
   Danica Pension
         4.350%, 10/29/49                                 1,980   $       2,731
   Danske Bank MTN, Ser E (A)
         5.875%, 03/26/15                                   540             789
   Kingdom of Denmark
         4.000%, 11/15/17                     DKK        10,025           1,845
   Nykredit
         4.858%, 10/01/38 (A)                 DKK        41,994           7,548
         4.000%, 01/01/08                     DKK        18,000           3,426
                                                                  --------------
                                                                         16,339
                                                                  --------------
FINLAND -- 1.0%
   Government of Finland
         4.250%, 07/04/15                                   150             212
         3.875%, 09/15/17                                 6,000           8,168
                                                                  --------------
                                                                          8,380
                                                                  --------------
FRANCE -- 4.2%
   AXA MTN, Ser E (A)
         5.777%, 07/29/49                                 1,100           1,555
   Caisse D'Amort Dette Sociale
      MTN, Ser E
         4.125%, 04/25/17                                 3,100           4,274
   Caisse Nationale des Autoroutes
         4.500%, 03/28/18                                   813           1,139
   Caisse Refinancement de l'Habitat
         4.250%, 10/25/14                                   332             462
   Cma Cgm Registered
         5.500%, 05/16/12                                   170             228
   Compagnie De St Gobain MTN,
      Ser E (A)
         4.196%, 10/11/07                                   350             496
   Credit Agricole (London) MTN,
      Ser E (A)
         4.018%, 01/19/10                                 1,400           1,981
   France Telecom MTN, Ser E
         4.375%, 02/21/12                                   150             208
   Government of France
         5.750%, 10/25/32                                 8,830          14,541
         3.500%, 04/25/15                                 2,074           2,793
   Imerys
         5.000%, 04/18/17                                   200             269
   Natixis MTN, Ser E (A)
         4.485%, 01/26/17                                   300             423
   PPR MTN, Ser E
         4.000%, 01/29/13                                 1,000           1,322
   Renault MTN, Ser E
         4.625%, 05/28/10                                 1,000           1,411
   Veolia Environnement MTN, Ser E
         5.875%, 06/27/08                                 1,740           2,492
                                                                  --------------
                                                                         33,594
                                                                  --------------

--------------------------------------------------------------------------------
                                                    Face Amount     Market Value
Description                                      (Thousands)(1)    ($ Thousands)
--------------------------------------------------------------------------------
GERMANY -- 5.2%
   Bayer (A)
         5.000%, 07/29/05                                   718   $         928
   Bayer MTN, Ser E
         5.625%, 05/23/18                                   150             288
         5.450%, 04/10/10 (A)                               250             355
   Bayerische Landesbank MTN,
      Ser E (A)
         4.500%, 02/07/19                                 1,000           1,322
   Bundesschatzanweisungen, Ser 1
         3.750%, 03/13/09                                 2,125           3,007
   Commerzbank MTN, Ser E (A)
         4.125%, 09/12/16                                 1,350           1,825
   Deutsche Bundesrepublik
         4.750%, 07/04/34                                 7,122          10,346
         4.250%, 07/04/14                                   695             988
         4.250%, 07/04/17                                 1,835           2,593
         4.000%, 01/04/37                                 1,590           2,051
         3.750%, 01/04/15                                 6,765           9,316
   Henkel Kgaa (A)
         5.375%, 11/25/15                                   221             292
   KFW
         4.700%, 06/02/37                                 3,000           2,825
         1.350%, 01/20/14                     JPY       615,000           5,328
   Munich Re (A)
         5.767%, 06/29/49                                   350             488
                                                                  --------------
                                                                         41,952
                                                                  --------------
HUNGARY -- 0.7%
   Republic of Hungary
         7.250%, 06/12/12                               926,940           5,349
                                                                  --------------
IRELAND -- 0.8%
   Ardagh Glass Group PIK
         10.750%, 03/01/15                                  169             232
   GE Capital Euro Funding MTN, Ser E
         4.375%, 03/30/11                                   400             561
   GE Capital UK Funding MTN, Ser E
         5.125%, 03/03/15                                 1,875           3,598
   Hypo Real International Trust I (A)
         5.864%, 06/29/49                                 1,000           1,239
   Saphir Finance MTN, Ser E (A)
         6.851%, 07/04/49                                   150             156
   Transcapit (Transneft) Registered
         5.381%, 06/27/12                                   600             832
                                                                  --------------
                                                                          6,618
                                                                  --------------
ITALY -- 2.8%
   Banca Italease MTN, Ser E (A)
         4.213%, 02/02/10                                   700             942
   Banco Popolare Scarl MTN, Ser E (A)
         4.659%, 02/08/17                                 1,350           1,852


--------------------------------------------------------------------------------
36    SEI Institutional International Trust / Annual Report / September 30, 2007

--------------------------------------------------------------------------------
                                                    Face Amount     Market Value
Description                                      (Thousands)(1)    ($ Thousands)
--------------------------------------------------------------------------------
   Buoni Poliennali Del Tesoro
         5.750%, 02/01/33                                 4,170   $       6,660
         4.000%, 02/01/37                                 6,600           8,085
   Ifil - Investments
         5.375%, 06/12/17                                   200             269
   Sanpaolo IMI MTN, Ser E
         6.375%, 04/06/10                                 2,150           3,174
   Unicredito Italiano MTN, Ser E (A)
         4.500%, 09/22/19                                 1,300           1,744
                                                                  --------------
                                                                         22,726
                                                                  --------------
JAPAN -- 15.6%
   Abbott Japan
         1.050%, 11/06/08                                67,000             581
   Development Bank of Japan
         2.300%, 03/19/26                               110,000             969
         1.600%, 06/20/14                               470,000           4,139
   East Japan Railway MTN, Ser E
         4.750%, 12/08/31                     GBP         1,000           1,810
   Fukoku Mutual Life Insurance (A)
         4.500%, 09/28/25                     EUR           500             658
   Government of Japan 10 Year Bond,
      Ser 252
         1.000%, 06/20/13                               951,300           8,150
   Government of Japan 10 Year Bond,
      Ser 256
         1.400%, 12/20/13                             2,283,000          19,948
   Government of Japan 10 Year Bond,
      Ser 257
         1.300%, 12/20/13                             1,794,250          15,585
   Government of Japan 10 Year Bond,
      Ser 263
         1.600%, 09/20/14                               520,000           4,585
   Government of Japan 10 Year Bond,
      Ser 268
         1.500%, 03/20/15                             1,495,700          13,067
   Government of Japan 15 Year Bond,
      Ser 35 (A)
         0.780%, 07/20/20                               375,000           3,072
   Government of Japan 15 Year Bond,
      Ser 39
         1.220%, 03/20/21                               349,000           3,034
   Government of Japan 15 Year Bond,
      Ser 40 (A)
         1.350%, 05/20/21                               406,600           3,560
   Government of Japan 15 Year Bond,
      Ser 45 (A)
         1.200%, 05/20/22                               310,000           2,688
   Government of Japan 20 Year Bond,
      Ser 48
         2.500%, 12/21/20                               268,000           2,497
   Government of Japan 20 Year Bond,
     Ser 82
         2.100%, 09/20/25                               719,000           6,229

--------------------------------------------------------------------------------
                                                    Face Amount     Market Value
Description                                      (Thousands)(1)    ($ Thousands)
--------------------------------------------------------------------------------
   Government of Japan 30 Year Bond,
      Ser 20
         2.500%, 09/20/35                                64,000   $         568
   Government of Japan 30 Year Bond,
      Ser 22
         2.500%, 03/20/36                               287,000           2,539
   Government of Japan CPI Linked Bond,
      Ser 10
         1.100%, 12/10/16                             1,650,000          14,187
   Government of Japan CPI Linked Bond,
      Ser 5
         0.800%, 09/10/15                               498,988           4,216
   Japan Finance for Municipal
      Enterprises
         1.350%, 11/26/13                             1,334,000          11,586
   Resona Bank (A)
         4.125%, 09/27/12                     EUR         1,000           1,303
   Sumitomo Mitsui Banking
         5.625%, 10/15/15 (A) (B)                           228             212
         4.375%, 10/27/14 (A)                 EUR           830           1,157
                                                                  --------------
                                                                        126,340
                                                                  --------------
LUXEMBOURG -- 0.8%
   Basell AF SCA Registered
         8.375%, 08/15/15                                   173             229
   Gaz Capital (B)
         6.212%, 11/22/16                                   230             228
   Gaz Capital (Gazprom) MTN, Ser E
         6.580%, 10/31/13                                   150             297
   Gazprom OAO
         9.625%, 03/01/13                                   470             544
   Glencore Finance
         6.500%, 02/27/19                                   400             779
         5.375%, 09/30/11                                   450             640
   Telecom Italia MTN, Ser E
         7.000%, 04/20/11                                 2,050           3,114
   Tyco International Group
         6.000%, 11/15/13                                   331             334
                                                                  --------------
                                                                          6,165
                                                                  --------------
MEXICO -- 1.0%
   Mexican Bonos, Ser M10
         8.000%, 12/17/15                                 7,900             726
   Mexican Bonos, Ser M20
        10.000%, 12/05/24                                 1,400             153
         8.000%, 12/07/23                                 5,150             473
   Mexican Bonos, Ser M30
        10.000%, 11/20/36                                 2,210             248
   Mexican Bonos, Ser MI10
         9.500%, 12/18/14                                11,240           1,120
         9.000%, 12/20/12                                31,008           2,983
         8.000%, 12/19/13                                28,400           2,622
                                                                  --------------
                                                                          8,325
                                                                  --------------


--------------------------------------------------------------------------------
SEI Institutional International Trust / Annual Report / September 30, 2007    37

SCHEDULE OF INVESTMENTS

September 30, 2007

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                      (Thousands)(1)   ($ Thousands)
--------------------------------------------------------------------------------
NETHERLANDS -- 6.0%
   ASML Holding
         5.750%, 06/13/17                                   400   $         529
   Adecco International Financial Services
         4.500%, 04/25/13                                 1,200           1,652
   Allianz Finance II (A)
         6.125%, 05/31/22                                 1,000           1,474
   Asset Repackaging Trust MTN,
      Ser E PIK
         11.715%, 12/21/11                                  267             382
   BMW Finance MTN
         5.000%, 08/06/18                                   383             537
   Bank Nederlandse Gemeenten MTN,
      Ser E
         4.000%, 03/02/09                                 4,000           5,648
         4.000%, 02/15/12                                 3,500           4,888
   Boats Invest Netherlands PIK MTN,
      Ser E
         11.000%, 03/31/17                                  250             353
   Eureko (A)
         5.125%, 06/24/15                                   450             606
   Generali Finance (A)
         5.479%, 02/28/49                                   450             620
   Government of Netherlands
         7.500%, 01/15/23                                   443             831
         4.000%, 07/15/16                                13,155          18,196
   ING Bank MTN, Ser E
         5.500%, 01/04/12                                   556             802
         4.176%, 06/29/49 (A)                               382             482
   ING Verzekeringen (A)
         6.250%, 06/21/21                                 1,000           1,477
   Iberdrola International MTN, Ser E
         4.875%, 02/18/13                                   800           1,119
   Kazkommerts International (F)
         8.000%, 11/03/15                                   600             549
   Koninklijke Philips Electronic
         5.750%, 05/16/08                                   513             733
   Linde Finance (A)
         8.125%, 07/14/66                                   590           1,256
   Rabobank Nederland MTN, Ser E (E)
         4.125%, 04/04/12                                 4,000           5,574
   Repsol International Finance MTN,
      Ser E (A)
         4.313%, 02/16/12                                   200             279
   Siemens Financieringsmat (A)
         6.125%, 09/14/66                                   275             530
                                                                  --------------
                                                                         48,517
                                                                  --------------

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                      (Thousands)(1)   ($ Thousands)
--------------------------------------------------------------------------------
NEW ZEALAND -- 1.2%
   Government of New Zealand
         6.000%, 07/15/08                                 7,886   $       5,909
   Westpac New Zealand
         7.750%, 03/08/10                                 5,000           3,706
                                                                  --------------
                                                                          9,615
                                                                  --------------
NORWAY -- 1.8%
   DDI Holding
         10.000%, 03/15/12                                2,000             375
   Eksportfinans MTN
         4.375%, 09/20/10                                 2,275           3,230
   Government of Norway
         6.000%, 05/16/11                                22,700           4,359
         4.250%, 05/19/17                                11,400           1,997
   Norwegian Treasury Bill (D)
         4.613%, 12/19/07                                16,828           3,071
   Petrojack (A) (B)
         10.540%, 05/30/12                                2,000             380
   Petrolia Drilling (B)
         10.750%, 02/14/11                                2,000             384
   Sevan Drilling (A) (B)
         8.870%, 12/07/12                                 2,000             367
   Sinvest (A) (B)
         10.000%, 12/22/09                                1,000             188
                                                                  --------------
                                                                         14,351
                                                                  --------------
PANAMA -- 0.1%
   Republic of Panama
         9.375%, 04/01/29                                   879           1,178
                                                                  --------------
PERU -- 0.2%
   Republic of Peru
         7.350%, 07/21/25                                 1,094           1,250
                                                                  --------------
PHILIPPINES -- 0.1%
   Republic of Philippines
         8.875%, 03/17/15                                   158             181
         8.250%, 01/15/14                                   524             585
                                                                  --------------
                                                                            766
                                                                  --------------
POLAND -- 0.5%
   Republic of Poland
         5.000%, 10/24/13                                 3,185           1,162
         4.750%, 04/25/12                                 8,000           2,916
                                                                  --------------
                                                                          4,078
                                                                  --------------


--------------------------------------------------------------------------------
38    SEI Institutional International Trust / Annual Report / September 30, 2007

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                      (Thousands)(1)   ($ Thousands)
--------------------------------------------------------------------------------
RUSSIA -- 0.3%
   Ministry Finance of Russia, Ser V
         3.000%, 05/14/08                                 1,162   $       1,142
   RS Finance (RSB)
         6.825%, 09/16/09                                   300             384
   Russian Federation Registered (C)
         7.500%, 03/31/08                                 1,174           1,324
                                                                  --------------
                                                                          2,850
                                                                  --------------
SINGAPORE -- 0.7%
   Government of Singapore
         3.750%, 09/01/16                                 7,963           5,803
                                                                  --------------
SOUTH AFRICA -- 0.8%
   Foodcorp Registered
         8.875%, 06/15/12                                   330             476
   Republic of South Africa
        13.000%, 08/31/10                                32,880           5,251
         5.875%, 05/30/22                                 1,195           1,170
                                                                  --------------
                                                                          6,897
                                                                  --------------
SPAIN -- 0.2%
   BBVA International Preferred Uniperson (A)
         3.798%, 09/29/49                                 1,000           1,218
   S Finance Preferred Uniperson (A)
         7.005%, 07/29/49                                   150             302
                                                                  --------------
                                                                          1,520
                                                                  --------------
SUPRA-NATIONAL -- 0.2%
   European Investment Bank
         5.375%, 10/15/12                     EUR           551             819
         3.125%, 10/15/15                     EUR           554             718
                                                                  --------------
                                                                          1,537
                                                                  --------------
SWEDEN -- 0.7%
   Kingdom of Sweden, Ser 1043
         5.000%, 01/28/09                                 7,025           1,100
   Kingdom of Sweden, Ser 1046
         5.500%, 10/08/12                                18,975           3,096
   Svenska Handelsbanken MTN, Ser E (A)
         4.194%, 12/29/49                                   467             585
   Swedbank MTN, Ser E (A)
         5.750%, 03/17/16                     GBP           420             792
                                                                  --------------
                                                                          5,573
                                                                  --------------
SWITZERLAND -- 0.1%
   Bombardier
         7.250%, 11/15/16                                   400             580
                                                                  --------------

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                      (Thousands)(1)   ($ Thousands)
--------------------------------------------------------------------------------
UNITED ARAB EMIRATES -- 0.8%
   Emirate of Abu Dhabi (B)
         5.500%, 08/02/12                                 3,000   $       3,052
   Nakheel Development
         3.173%, 12/14/09                                 1,285           1,310
   National Bank of Abu Dhabi
         5.875%, 02/27/12                                   950           1,904
                                                                  --------------
                                                                          6,266
                                                                  --------------
UNITED KINGDOM -- 5.1%
   AIB UK 1 (A)
         4.781%, 12/17/49                     EUR           194             239
   Abbey National Treasury Services
         5.375%, 12/30/09                                   389             781
   Abbey National Treasury Services MTN,
      Ser E
         4.250%, 04/12/21                                 1,850           2,438
   Alliance & Leicester MTN, Ser E
         4.250%, 12/30/08                                   250             495
   Anglian Water Services Financial MTN,
      Ser E
         5.250%, 10/30/15                                   280             540
         4.625%, 10/07/13                                 1,450           2,040
   Anglian Water Services Financial, Ser A5
         6.293%, 07/30/30                                   500           1,046
   Bank of Ireland Holdings MTN, Ser 1 (A)
         7.400%, 12/29/49                                   350             543
   Bank of Scotland MTN, Ser E
         4.750%, 06/08/22                                 1,775           2,456
   Barclays Bank MTN, Ser E
         5.750%, 09/14/26                                   274             532
   British Telecommunications
         5.750%, 12/07/28                                   111             204
   Brixton +
         5.250%, 10/21/15                                   280             534
   Chester Asset Receivables
         6.125%, 10/15/10                     EUR         2,160           3,177
   FCE Bank MTN, Ser E (A)
         4.722%, 09/30/09                                   500             668
   FCE Bank MTN, Ser E
         7.125%, 01/15/13                     EUR           500             660
   Friends Provident (A)
         6.875%, 11/21/19                                   413             836
   Getin Finance MTN, Ser E (A)
         6.019%, 05/13/09                                   200             277
   Green King Finance, Ser B1
         5.702%, 12/15/34                                    70             137
   HBOS MTN, Ser E (A)
         5.125%, 10/29/49                     EUR           386             512
         4.875%, 03/29/49                     EUR         1,000           1,336


--------------------------------------------------------------------------------
SEI Institutional International Trust / Annual Report / September 30, 2007    39

SCHEDULE OF INVESTMENTS

September 30, 2007

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                      (Thousands)(1)   ($ Thousands)
--------------------------------------------------------------------------------
   Halifax MTN, Ser E
         6.375%, 04/03/08                                   267   $         545
   Hammerson +
         5.250%, 12/15/16                                   280             523
   Ineo's Group Holdings
         7.875%, 02/15/16                     EUR           111             146
   Lloyds TSB Bank (A)
         6.350%, 10/29/49                     EUR           391             577
   Lloyds TSB Bank MTN, Ser E
         6.625%, 03/30/15                                   214             443
   MBNA Europe Funding MTN, Ser E
         4.500%, 01/23/09                     EUR           558             792
   Marks & Spencer MTN, Ser E
         5.625%, 03/24/14                                   268             520
   National Westminster Bank
         6.500%, 09/07/21                                   220             458
   Northern Rock (B)
         5.625%, 06/22/17                                 2,550           2,541
   Northumbrian Water Finance
         6.000%, 10/11/17                                   500           1,009
   Novae Group
         8.375%, 04/27/17                                   100             202
   Old Mutual MTN, Ser E (A)
         4.500%, 01/18/17                                   450             621
   Royal Bank of Scotland Group
         6.666%, 12/31/49                     CAD           200             201
   Standard Chartered Bank MTN,
      Ser E (A)
         3.625%, 02/03/17                                   400             528
   United Kingdom Treasury
         8.750%, 08/25/17                                   600           1,574
         8.000%, 12/07/15                                 1,300           3,162
         5.000%, 03/07/18                                   950           1,936
         4.750%, 09/07/15                                   390             780
         4.250%, 12/07/46                                 1,100           2,133
   Vodafone Group MTN, Ser E
         5.900%, 11/26/32                                   276             533
   Vodafone Group MTN, Ser E
         4.250%, 05/27/09                     EUR         1,218           1,718
   W&DB Issuer, Ser B1 (A)
         5.641%, 07/15/35                                    60             117
   Zurich Finance MTN, Ser E (A)
         6.625%, 10/30/49                                   260             515
                                                                  --------------
                                                                         41,025
                                                                  --------------
UNITED STATES -- 3.9%
   ASIF III Jersey
         0.950%, 07/15/09                     JPY        56,000             485
   BA Covered Bond Issuer MTN, Ser E
         4.125%, 04/05/12                     EUR         3,100           4,315
   BNP Paribas Capital Trust III (A)
         6.625%, 12/29/49                                 1,000           1,476

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                      (Thousands)(1)   ($ Thousands)
--------------------------------------------------------------------------------
   Banca Poparle Bergamo Capital
      Trust (A) EUR
         8.364%, 12/29/49                                   475   $         734
   Banca Popolare Lodi Trust (A)
         6.742%, 06/29/49                     EUR           955           1,367
   Bear Stearns
         7.625%, 12/07/09                                   493             514
   CIT Group MTN, Ser E
         5.500%, 12/15/08                     GBP           416             822
   Cablevision Systems, Ser B
         8.000%, 04/15/12                                   235             228
   Chesapeake Energy
         6.250%, 01/15/17                     EUR           400             553
   Citigroup
         5.000%, 09/15/14                                     5               5
         4.750%, 02/10/19 (A)                             1,000           1,365
   Citigroup MTN, Ser E (A)
         4.250%, 02/25/30                     EUR           250             297
   Countrywide Financial MTN
         5.800%, 06/07/12                                   677             635
   Countrywide Home Loan MTN, Ser L
         4.000%, 03/22/11                                     9               8
   DaimlerChrysler MTN, Ser E
         4.375%, 03/16/10                     EUR           400             564
   Directv Holdings
         6.375%, 06/15/15                                   232             220
   Dubai Islamic Bank
         0.000%, 03/22/12                                 1,050           1,045
   Electronic Data Systems, Ser B
         6.500%, 08/01/13                                   474             478
   Fisher Scientific International
         6.750%, 08/15/14                                   107             108
         6.125%, 07/01/15                                    71              70
   General Electric Capital MTN, Ser E
         0.750%, 02/05/09                     JPY        39,000             337
   General Motors
         8.375%, 07/05/33                     EUR           200             247
   Genworth Financial
         1.600%, 06/20/11                     JPY        89,000             779
   Goldman Sachs Group
         4.581%, 02/04/13                     EUR           450             628
   HSBC Finance MTN, Ser E
         6.125%, 01/22/10                     GBP           334             680
         4.875%, 05/30/17                     EUR           500             688
   MGM Mirage
         6.750%, 09/01/12                                   595             585
   Morgan Stanley MTN, Ser E
         5.450%, 01/09/17                                   800             771
         3.750%, 03/01/13                                 1,000           1,319
   Pfizer
         1.800%, 02/22/16                     JPY       110,000             950
         0.800%, 03/18/08                     JPY        13,000             113


--------------------------------------------------------------------------------
40    SEI Institutional International Trust / Annual Report / September 30, 2007

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                      (Thousands)(1)   ($ Thousands)
--------------------------------------------------------------------------------
   Qwest Communications International
         7.500%, 02/15/14                                   335   $         339
   Reynolds American
         7.625%, 06/01/16                                   377             401
         7.300%, 07/15/15                                   195             207
         7.250%, 06/01/12                                   572             607
   SLM (A)
         4.089%, 12/15/07                                   300             397
         4.039%, 06/15/09                                   150             206
   Schering-Plough
         5.375%, 10/01/14                     EUR           350             498
   Toyota Motor Credit
         0.750%, 06/09/08                     JPY       101,000             876
   Tyson Foods
         8.250%, 10/01/11                                   991           1,073
   Unicredito Ital Cap Trust
         4.028%, 10/27/15                     EUR           800             986
   Wal-Mart Stores
         4.875%, 01/19/39                     GBP           238             422
   Washington Mutual Bank
         4.500%, 01/17/17                                 1,000           1,287
   Western Union
         5.930%, 10/01/16                                 1,538           1,517
                                                                  --------------
                                                                         31,202
                                                                  --------------
Total Global Bonds
   (Cost $485,271) ($ Thousands)                                        505,540
                                                                  --------------
ASSET-BACKED SECURITIES -- 14.0%

BELGIUM -- 0.4%
      B-Arena, Ser 2006-1, Cl A (A)
         3.854%, 04/22/44                                 2,500           3,522
                                                                  --------------
FRANCE -- 0.5%
   Auto Compartiment, Ser 2007-1,
      Cl A (A)
       3.919%, 02/25/19                                   2,500           3,537
   FCC Sparc, Ser 2005-1, Cl B (A)
       0.527%, 07/15/11                                     400             553
   FCC Sparc, Ser 2007-1, Cl D (A)
       6.353%, 07/15/08                                     100             138
                                                                  --------------
                                                                          4,228
                                                                  --------------
GERMANY -- 0.1%
   Prime Bricks, Ser 2007-1, Cl B (A)
         4.545%, 01/30/40                                   350             488
   Prime Bricks, Ser 2007-1, Cl C (A)
         4.745%, 01/30/40                                   100             139
                                                                  --------------
                                                                            627
                                                                  --------------
IRELAND -- 0.2%
   Immeo Residential Finance, Ser 2,
      Cl A (A)
         4.305%, 12/15/16                                   500             704

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                      (Thousands)(1)   ($ Thousands)
--------------------------------------------------------------------------------
   Mermaid Secured Finance, Ser 2007-1,
      Cl C (A)
         4.545%, 01/30/40                                   100   $         139
   Mermaid Secured Finance, Ser 2007-1,
      Cl D (A)
         4.745%, 01/30/40                                   100             139
   Talisman Finance, Ser 7, Cl H (A)
         6.452%, 04/22/17                                   500             652
                                                                  --------------
                                                                          1,634
                                                                  --------------
JAPAN -- 0.0%
   JLOC, Ser 37X, Cl B1 (A)
         1.151%, 01/15/15                                20,000             173
                                                                  --------------
JERSEY -- 0.1%
   Whinstone Capital Management,
      Ser 1X, Cl B1 (A)
         6.596%, 10/25/45                                   311             623
                                                                  --------------
LUXEMBOURG -- 0.3%
   Geldilux, Ser 2005-TS, Cl 1A (A)
         3.878%, 12/10/12                                 2,000           2,842
                                                                  --------------
NETHERLANDS -- 2.0%
   Amstel Corporate Loan Offering,
      Ser 2007-1, Cl A2 (A)
         4.085%, 03/25/17                                 1,000           1,406
   Beluga Master Issuer, Ser 2006-1,
      Cl A2 (A)
         3.899%, 04/28/99                                 2,500           3,525
   Lambda Finance, Ser 2005-1X,
      Cl A2 (A)
         4.054%, 11/15/29                                 1,500           2,117
   Saecure, Ser 5, Cl A (A)
         3.353%, 05/25/42                                 1,235           1,749
   Shield, Ser 1, Cl A (A)
         3.924%, 01/20/14                                 2,500           3,522
   Skyline, Ser 2007-1, Cl D (A)
         5.013%, 07/22/43                                   200             270
   Storm, Ser 2006-1, Cl A2 (A)
         3.864%, 04/22/48                                 2,500           3,512
                                                                  --------------
                                                                         16,101
                                                                  --------------
SPAIN -- 0.4%
   FTA Santander Auto, Ser 1, Cl A (A)
         3.902%, 11/25/21                                 1,607           2,278
   Santander Consumer Finance,
      Ser 2007-1, Cl A (A)
         4.271%, 09/20/22                                   500             700
                                                                  --------------
                                                                          2,978
                                                                  --------------


--------------------------------------------------------------------------------
SEI Institutional International Trust / Annual Report / September 30, 2007    41

SCHEDULE OF INVESTMENTS

September 30, 2007

--------------------------------------------------------------------------------
                                                     Face Amount   Market Value
Description                                       (Thousands)(1)  ($ Thousands)
--------------------------------------------------------------------------------
UNITED KINGDOM -- 1.6%
   Arkle Master Issuer, Ser 2006-1X,
      Cl 2C (A)
         4.416%, 02/17/52                                    150  $         210
   Canary Wharf Finance, Ser II, Cl C2 (A)
         6.224%, 10/22/37                                    200            389
   Gracechurch Mortgage Financing,
      Ser 2006-1, Cl C3 (A)
         4.844%, 11/20/56                                    250            345
   Gracechurch Mortgage Financing,
      Ser 2007-1X, Cl 2D2 (A)
         4.974%, 11/20/56                                    400            555
   Gracechurch Mortgage Financing,
      Ser 2007-1X, Cl 3A2 (A)
         4.674%, 11/20/56                                  2,000          2,811
   Granite Master Issuer, Ser 2006-2,
      Cl A5 (A)
         3.854%, 12/20/54                                  1,000          1,407
   Metrix Funding, Ser 1X, Cl A2 (A)
         4.013%, 02/10/19                                  2,500          3,522
   Permanent Financing, Ser 7, Cl 3B (A)
         4.875%, 06/10/42                                  2,500          3,498
                                                                  --------------
                                                                         12,737
                                                                  --------------
UNITED STATES -- 8.4%
   BCAP Trust, Ser 2007-AA1, Cl 1A1 (A)
         5.420%, 02/25/47                                  2,339          2,312
   Bear Stearns Adjustable Rate Mortgage
      Trust, Ser 2004-6, Cl 3A (A)
         5.431%, 09/25/34                                    575            562
   Bear Stearns Commercial Mortgage
      Securities, Ser 2006-PW14, Cl A4
         5.201%, 12/11/38                                  2,775          2,705
   Chase Manhattan Auto Owner Trust,
      Ser 2005-B, Cl A4
         4.880%, 06/15/12                                  3,230          3,221
   Citibank Credit Card Issuance Trust,
      Ser A4, Cl A4
         5.375%, 04/10/13                     EUR          1,900          2,753
   Citigroup Mortgage Loan Trust,
      Ser 2005-2, Cl 1A4 (A)
         5.107%, 05/25/35                                  2,631          2,599
   Countrywide Alternative Loan Trust,
      Ser 2006-43CB, Cl 1A7
         6.000%, 01/31/37                                  4,103          4,137
   Countrywide Alternative Loan Trust,
      Ser 2006-OC8, Cl 2A1A (A)
         5.410%, 11/25/36                                  2,398          2,395
   Countrywide Asset-Backed Certificates,
      Ser 2007-2, Cl 2A1 (A)
         5.370%, 03/14/37                                  2,877          2,857

--------------------------------------------------------------------------------
                                                     Face Amount   Market Value
Description                                       (Thousands)(1)  ($ Thousands)
--------------------------------------------------------------------------------
   Countrywide Home Loans,
      Ser 2003-56, Cl 5A1 (A)
         4.781%, 12/25/33                                    608  $         597
   Credit Suisse First Boston Mortgage
      Securities, Ser 2002-CKS4, Cl A2
         5.183%, 11/15/36                                  2,810          2,803
   Credit Suisse First Boston Mortgage
      Securities, Ser 2003-CKS4, Cl A1
         4.485%, 11/15/36                                  1,755          1,733
   Deutsche Alt-A Securities,
      Ser 2007-BAR1, Cl A1 (A)
         5.400%, 03/25/37                                  2,100          2,097
   Duke Funding, Ser 2004-6B,
      Cl A1S1 (A) (B) (G)
         5.430%, 10/09/07                                      7              7
   Ford Credit Auto Owner Trust,
      Ser 2006-B, Cl A2B (A)
         5.340%, 07/15/09                                  1,497          1,496
   Ford Credit Auto Owner Trust,
      Ser 2006-C, Cl A3
         5.160%, 11/15/10                                  2,215          2,217
   GSR Mortgage Loan Trust,
      Ser 2005-AR1, Cl 4A1 (A)
         5.134%, 01/25/35                                    673            664
   GSR Mortgage Loan Trust,
      Ser 2007-AR2, Cl 2A1 (A)
         5.498%, 05/25/37                                  3,112          3,109
   JP Morgan Mortgage Trust,
      Seri 2004-A5, Cl 3A1 (A)
         5.310%, 12/25/34                                    702            685
   Keybank, Ser 2000-CA, Cl A2 (A)
         7.727%, 05/17/32                                  2,575          2,703
   LB-UBS Commercial Mortgage Trust,
      Ser 2007-C1, Cl A4
         5.424%, 02/15/40                                  1,449          1,430
   LB-UBS Commercial Mortgage Trust,
      Ser 2007-C6, Cl A4 (A)
         5.858%, 07/15/17                                  1,310          1,332
   LB-UBS Commercial Mortgage Trust,
      Ser 2007-C7, Cl A1A
         4.475%, 10/15/29                                  2,926          2,842
   Merrill Lynch/Countrywide Commercial
      Mortgage, Ser 2007-6, Cl A4 (A)
         5.485%, 03/12/51                                    750            742
   Morgan Stanley Capital I,
      Ser 2006-IQ12, Cl A4
         5.319%, 12/15/43                                  2,560          2,518
   Morgan Stanley Capital I,
      Ser 2007-T25, Cl A3 (A)
         5.514%, 11/12/49                                    784            779
   Peco Energy Transition Trust,
      Ser A, Cl A1
         6.520%, 12/31/10                                  2,600          2,718


--------------------------------------------------------------------------------
42    SEI Institutional International Trust / Annual Report / September 30, 2007

--------------------------------------------------------------------------------
                                                     Face Amount   Market Value
Description                                       (Thousands)(1)  ($ Thousands)
--------------------------------------------------------------------------------
   SLM Student Loan Trust,
      Ser 2, Cl A5 (A)
         3.304%, 10/22/07                     EUR          1,000  $       1,414
   Salomon Brothers Mortgage Securities,
      Ser 2000-C1, Cl A2 (A)
         7.520%, 12/18/09                                  2,475          2,577
   Soundview Home Loan Equity Trust,
      Ser 2007-NS1, Cl A1 (A)
         5.625%, 10/25/07                                  2,116          2,101
   Structured Asset Investment Loan Trust,
      Ser 2006-BNC3, Cl A2 (A)
         5.360%, 09/25/36                                  1,677          1,664
   USAA Auto Owner Trust,
      Ser 2006-4, Cl A3
         5.010%, 06/15/11                                  3,105          3,103
   Washington Mutual Mortgage Pass-Through
      Certificates, Ser 2006-AR10, Cl 3A2 (A)
         6.098%, 08/25/46                                    445            441
   Washington Mutual Mortgage Pass-Through
      Certificates, Ser 2006-AR1E, Cl 3A2 (A)
         5.544%, 01/25/37                                  1,120          1,091
   Washington Mutual Mortgage Pass-Through
      Certificates, Ser 2007-HY1, Cl 3A2 (A)
         5.883%, 02/25/37                                    423            416
   Wells Fargo Home Equity, Ser 2006-2,
      Cl A1 (A)
         5.575%, 10/25/07                                  1,449          1,443
                                                                  --------------
                                                                         68,263
                                                                  --------------
Total Asset-Backed Securities
   (Cost $111,129) ($ Thousands)                                        113,728
                                                                  --------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
OBLIGATIONS -- 4.3%
   FHLMC
         4.750%, 01/15/13                     EUR            557            802
   FHLMC 30 Year TBA
         5.500%, 10/11/07 to 06/01/37                     13,974         13,693
   FNMA 30 Year TBA
         5.500%, 05/01/37 to 10/01/37                      5,355          5,245
         5.000%, 08/01/34                                  9,009          8,624
   GNMA 30 Year TBA
         5.500%, 11/01/34                                  6,400          6,310
                                                                  --------------
Total U.S. Government Agency Mortgage-
   Backed Obligations
      (Cost $34,408) ($ Thousands)                                       34,674
                                                                  --------------
CORPORATE OBLIGATIONS -- 2.3%

UNITED STATES -- 2.3%
   AT&T
         6.500%, 09/01/37                                    650            670
   Altria Group
         7.750%, 01/15/27                                    705            866

--------------------------------------------------------------------------------
                                                     Face Amount   Market Value
Description                                       (Thousands)(1)  ($ Thousands)
--------------------------------------------------------------------------------
   Autonation (A) (B)
         7.374%, 10/15/07                                     44  $          42
   Bear Stearns MTN
         6.950%, 08/10/12                                    995          1,037
   CSC Holdings, Ser B
         8.125%, 07/15/09                                     65             66
   Capital One Bank
         4.250%, 12/01/08                                    521            515
   Comcast Cable Communication
         6.200%, 11/15/08                                    251            254
   Countrywide Financial
         6.250%, 05/15/16                                    288            261
   Embarq
         7.082%, 06/01/16                                  1,783          1,848
   Ford Motor Credit
         6.625%, 06/16/08                                    365            362
         4.950%, 01/15/08                                    119            118
   Freeport-McMorRan Copper & Gold
         8.250%, 04/01/15                                    225            243
   Hertz (B)
         8.875%, 01/01/14                                    221            228
   ILFC E-Capital Trust I (A) (B)
         5.900%, 12/21/07                                    150            149
   JPMorgan Chase MTN (A)
         5.437%, 12/22/08                                  4,000          3,999
   JPMorgan Chase MTN, Ser E (A)
         4.375%, 11/12/19                                  1,000          1,321
   Lehman Brothers Holdings
         6.500%, 07/19/17                                    197            200
   Liberty Mutual Group (B)
         7.800%, 03/15/37                                    315            307
   MGM Mirage
         8.375%, 02/01/11                                    211            220
   Mirant Americas
         8.500%, 10/01/21                                    399            380
   Motorola
         7.500%, 05/15/25                                     85             88
         6.500%, 09/01/25                                    531            514
   NRG Energy
         7.375%, 02/01/16                                    225            226
   Reliant Energy
         7.875%, 06/15/17                                    225            226
         7.625%, 06/15/14                                    175            176
   SLM EXL MTN (A) (G)
         5.763%, 10/15/07                                     10             10
   SLM MTN
         5.050%, 11/14/14                                  1,392          1,181
   Sara Lee
         6.250%, 09/15/11                                    448            463
   Starwood Hotels & Resorts
         7.375%, 11/15/15                                  1,194          1,236
   Union Carbide
         7.750%, 10/01/96                                    910            960


--------------------------------------------------------------------------------
SEI Institutional International Trust / Annual Report / September 30, 2007    43

SCHEDULE OF INVESTMENTS

September 30, 2007

--------------------------------------------------------------------------------
                                                     Face Amount   Market Value
Description                                       (Thousands)(1)  ($ Thousands)
--------------------------------------------------------------------------------
   Wachovia Capital Trust III (A)
         5.800%, 03/15/11                                    385  $         382
   Williams
         7.875%, 09/01/21                                    207            225
   Xerox
         7.625%, 06/15/13                                    210            218
                                                                  --------------
Total Corporate Obligations
   (Cost $18,855) ($ Thousands)                                          18,991
                                                                  --------------
LOAN PARTICIPATIONS -- 1.2%

UNITED STATES -- 1.2%
   Amsted Industries Term Loan
         7.360%, 04/15/13                                    245            242
   Aramark Term Loan
         8.082%, 01/26/14                     GBP            299            587
   Beverly Enterprises Term Loan
         8.070%, 03/04/11                                    342            339
   Boston Generating Term Loan
         7.610%, 12/20/13                                    747            687
   Cablevision, Ser B Term Loan
         7.122%, 03/29/13                                    494            486
   Education Management Term Loan
         7.875%, 06/01/13                                    743            716
   Ford Motor Company Term Loan
         8.360%, 12/16/13                                    744            721
   Lear Term Loan
         7.867%, 04/25/12                                    820            803
   London Arena & Waterfront Term Loan
         8.853%, 03/08/12                                  1,182          1,147
   Momentive Performance Term Loan
         7.625%, 12/04/13                                    995            972
   Peach Holding Term Loan
         9.110%, 11/21/13                                    590            572
   TP Generation Holdings Term Loan
         9.610%, 12/15/14                                    500            484
   Targus Group Term Loan
         8.870%, 11/22/12                                    495            449
   United Subcontractors Term Loan
         8.360%, 12/27/12                                    708            638
   Wimar Opco Term Loan
         7.610%, 01/03/12                                    488            471
                                                                  --------------
Total Loan Participations
   (Cost $9,687) ($ Thousands)                                            9,314
                                                                  --------------

--------------------------------------------------------------------------------
                                                     Face Amount   Market Value
Description                                (Thousands)(1)/Shares  ($ Thousands)
--------------------------------------------------------------------------------
TIME DEPOSITS -- 15.3%

UNITED STATES -- 15.3%
   Brown Brothers Harriman
         6.450%, 10/01/07                     NZD            142  $         107
         5.650%, 10/01/07                     AUD             82             73
         4.950%, 10/01/07                     GBP             12             24
         4.520%, 10/01/07                                 58,087         58,087
         4.100%, 10/01/07                     NOK            770            142
         3.700%, 10/01/07                     CAD              1              1
         3.250%, 10/01/07                     EUR              1              1
         3.150%, 10/01/07                     DKK            514             98
         2.850%, 10/01/07                     SEK              5              1
         1.000%, 10/01/07                     JPY         16,527            144
   Lloyds TSB (London)
         5.190%, 10/10/07                                 16,691         16,691
   Royal Bank of Canada
         4.800%, 11/05/07                                 16,750         16,750
   Royal Bank of Scotland (London)
         5.640%, 10/31/07                                 14,686         14,686
   UBS (London)
         5.510%, 10/05/07                                 16,680         16,680
                                                                  --------------
Total Time Deposits
   (Cost $123,485) ($ Thousands)                                        123,485
                                                                  --------------
U.S. TREASURY OBLIGATIONS -- 1.2%

   U.S. Treasury Inflationary Index Notes
         2.500%, 07/15/16                                  1,870          1,905
         2.000%, 01/15/16                                  3,589          3,509
         1.875%, 07/15/13                                  3,736          3,676
   U.S. Treasury Notes
         4.750%, 02/15/37                                    320            316
         4.250%, 11/15/14                                     90             89
                                                                  --------------
Total U.S. Treasury Obligations
   (Cost $9,465) ($ Thousands)                                            9,495
                                                                  --------------

MASTER NOTES -- 0.2%

UNITED STATES -- 0.2%
   Comcast
         6.950%, 08/15/37                                  1,060          1,110
   Kraft Foods
         6.500%, 08/11/17                                    510            519
   OAO Gazprom
         7.288%, 08/16/37                                    500            532
                                                                  --------------

Total Master Notes
   (Cost $2,065) ($ Thousands)                                            2,161
                                                                  --------------


--------------------------------------------------------------------------------
44    SEI Institutional International Trust / Annual Report / September 30, 2007

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                               Shares  ($ Thousands)
--------------------------------------------------------------------------------
CASH EQUIVALENT -- 0.1%
   SEI Liquidity Fund,
      LP, 5.367%*++ (G)                                  571,070  $         571
                                                                  --------------
Total Cash Equivalent
   (Cost $571) ($ Thousands)                                                571
                                                                  --------------
Total Investments -- 101.1%
   (Cost $794,936) ($ Thousands)                                  $     817,959
                                                                  ==============

A summary of the outstanding forward foreign currency contracts held by the Fund at September 30, 2007, is as follows (see Note 2 in Notes to Financial Statements):

--------------------------------------------------------------------------------
                                                                   UNREALIZED
                                CURRENCY          CURRENCY        APPRECIATION
MATURITY                       TO DELIVER        TO RECEIVE      (DEPRECIATION)
  DATE                        (THOUSANDS)        (THOUSANDS)     ($ THOUSANDS)
-------------------------------------------------------------------------------
10/4/07                     USD        1,474   CZK      28,500   $            1
10/4/07-10/17/07            USD        2,656   AUD       3,078               68
10/4/07-10/17/07            USD       29,456   GBP      14,606              295
10/4/07-10/17/07            USD        4,755   MXP      52,608               52
10/4/07-10/17/07            USD        8,855   PLN      23,640               67
10/4/07-10/30/07            USD      162,266   EUR     114,843            1,075
10/4/07-11/5/07             CZK       57,000   USD       2,880              (73)
10/4/07-11/5/07             MXP      144,697   USD      13,136              (88)
10/4/07-11/5/07             PLN       34,699   USD      12,546             (553)
10/4/07-11/13/07            NOK       64,398   USD      11,331             (547)
10/4/07-11/13/07            SEK       55,677   USD       8,349             (265)
10/4/07-11/13/07            USD        5,072   NOK      28,335              154
10/4/07-11/16/07            CAD       23,286   USD      22,435           (1,007)
10/4/07-11/16/07            USD        8,696   CAD       9,031              395
10/4/07-11/28/07            GBP       27,616   USD      55,915             (326)
10/4/07-11/29/07            AUD       15,032   USD      12,784             (508)
10/4/07-12/11/07            USD        4,256   SEK      27,853               53
10/4/07-12/13/07            EUR      314,850   USD     438,262           (9,724)
10/4/07-2/13/08             USD       58,689   JPY   6,792,016              575
10/4/07-3/12/08             JPY   22,437,992   USD     192,298           (3,685)
10/10/07-10/26/07           CHF        2,771   EUR       1,699               42
10/10/07-10/26/07           EUR        7,719   CHF      12,625             (158)
10/10/07-10/29/07           AUD        7,057   GBP       2,930             (273)
10/10/07-10/29/07           GBP        1,521   AUD       3,780              245
10/10/07-2/12/08            CHF       44,800   GBP      18,612             (661)
10/10/07-2/12/08            GBP       17,531   CHF      42,000              463
10/10/07-2/13/08            GBP       15,646   JPY   3,644,000               26
10/10/07-3/12/08            CHF       13,900   NZD      16,011               64
10/10/07-3/12/08            CHF       45,051   USD      37,681           (1,057)
10/10/07-3/12/08            JPY    1,533,000   AUD      15,613              345
10/10/07-3/12/08            JPY    4,752,000   GBP      20,354             (176)
10/10/07-3/12/08            USD       32,723   CHF      38,900              744
10/10/07-1/11/08            AUD        8,877   JPY     840,000             (488)
10/10/07-1/11/08            NZD        9,902   CHF       8,400             (220)
10/17/07                    DKK       69,529   USD      12,910             (362)
10/17/07-10/22/07           USD        1,462   ZAR      10,072               (4)
10/17/07-10/22/07           ZAR       48,267   USD       6,775             (211)
10/17/07-11/19/07           NZD       10,479   USD       7,798              (93)
10/23/07                    EUR          945   SEK       8,834               22
10/24/07                    EUR        5,535   JPY     901,907              (11)
10/24/07                    JPY      328,370   EUR       2,150              196
10/25/07                    EUR        3,500   NOK      27,680              126
10/25/07                    NOK       16,273   EUR       2,035             (106)
10/26/07                    CAD        2,944   EUR       2,025              (83)
10/29/07                    SGD        8,433   USD       5,561             (133)
11/19/07                    USD        1,535   NZD       2,153               84
12/5/07                     HUF      963,807   USD       5,400              (41)
                                                                 --------------
                                                                 $      (15,761)
                                                                 ==============

A summary of the open futures contracts held by the Fund at September 30, 2007, is as follows (see Note 2 in Notes to Financial Statements):

--------------------------------------------------------------------------------
                                                                  UNREALIZED
                                      NUMBER OF                  APPRECIATION
  TYPE OF                             CONTRACTS    EXPIRATION   (DEPRECIATION)
 CONTRACT                           LONG (SHORT)      DATE      ($ THOUSANDS)
--------------------------------------------------------------------------------
Euro-Bobl                                216        Dec-2007    $          (91)
Euro-Bund                                215        Dec-2007              (190)
Euro-Schatz                               22        Dec-2007                (4)
Japan 10-Year Bond                         1        Dec-2007                --
Long Gilt 10-Year Bond                    74        Dec-2007               (29)
U.S. 10-Year Treasury Note              (335)       Dec-2007                 2
U.S. 2-Year Treasury Note               (178)       Dec-2007              (183)
U.S. 5-Year Treasury Note               (381)       Dec-2007               (32)
U.S. Long Treasury Bond                  (34)       Dec-2007                34
                                                                --------------
                                                                $         (493)
                                                                ==============

A summary of outstanding swap agreements held by the Fund at September 30, 2007, is as follows (see Note 2 in Notes to Financial Statements):

-------------------------------------------------------------------------------------------
                               TOTAL RETURN SWAP
-------------------------------------------------------------------------------------------
Deliver payment on the monthly reset spread
   from Lehman Global Aggregate Ex USD
   RBI Basket Series 1 Index plus 11 basis
   points times the notional amount. Fund
   receives payment if the return on the
   spread appreciates over the payment
   period and pays if the return on the spread
   depreciates over the payment period.
   (Counterparty: Lehman Brothers)                     02/01/08            85,521   $  (27)
                                                                                    ======

-------------------------------------------------------------------------------------------
                                INTEREST RATE SWAPS
-------------------------------------------------------------------------------------------
Pays a fixed rate of 4.269% and receives a
   floating rate based on the 3 Month
   Canadian LIBOR quarterly.
   (Counterparty: JPMorgan Chase)                      03/22/12   CAD      15,000   $  255

Pays a fixed rate of 4.196% and receives a
   floating rate based on the 6 Month Euribor
   semi-annually.
   (Counterparty: JPMorgan Chase)                      03/30/12   EUR       3,000       50

Receives a fixed rate of 5.499% and pays
   a floating rate based on the 6 Month
   GBP LIBOR semi-annually.
   (Counterparty: Deutsche Bank)                       03/22/12   GBP       6,000      (49)

Receives a fixed rate of 1.285% and pays
   a floating rate based on the 6 Month
   Yen LIBOR semi-annually.
   (Counterparty: JPMorgan Chase)                      03/26/12   JPY   2,600,000      (68)

Receives a fixed rate of 2.218% and pays
   a floating rate based on the 6 Month
   Yen LIBOR semi-annually.
   (Counterparty: JPMorgan Chase)                      03/26/27   JPY   1,000,000     (156)

Receives a fixed rate of 7.661% and pays
   a floating rate based on the 3 Month
   New Zealand BKBM quarterly.
   (Counterparty: Deutsche Bank)                       03/26/12   NZD       3,000      (70)
                                                                                    ------

                                                                                    $  (38)
                                                                                    ======


--------------------------------------------------------------------------------
SEI Institutional International Trust / Annual Report / September 30, 2007    45

SCHEDULE OF INVESTMENTS

International Fixed Income Fund (Concluded)

September 30, 2007

--------------------------------------------------------------------------------
Description
--------------------------------------------------------------------------------

      Percentages are based on Net Assets of $808,742 ($ Thousands).

*     Rate shown is the 7-day effective yield as of September 30, 2007.

+     Real Estate Investments Trust

++    Affiliated security

(1)   In local currency unless otherwise indicated.

(A) Variable Rate Security -- The rate reported on the Schedule of Investments is the rate in effect as of September 30, 2007.

(B) Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(C) Step Bonds -- The rate reflected on the Schedule of Investments is the effective yield on September 30, 2007. The coupon on a step bond changes on a specified date.

(D) Zero coupon security. The rate reported on the Schedule of Investments is the effective yield at time of purchase.

(E)   Security purchased on a when-issued basis.

(F) This security or a partial position of this security is on loan at September 30, 2007. The total market value of securities on loan at September 30, 2007 was $542 ($ Thousands) (See Note 7).

(G) This security was purchased with cash collateral held from securities on loan. The total market value of such securities as of September 30, 2007 was $588 ($ Thousands) (See Note 7).

AUD   -- Australian Dollar
CAD   -- Canadian Dollar
CHF   -- Swiss Franc
Cl    -- Class
CPI   -- Consumer Price Index
CZK   -- Czech Koruna
DKK   -- Danish Krone
EUR   -- Euro
EXL   -- Extendable Maturity
FHLMC -- Federal Home Loan Mortgage Corporation
FNMA  -- Federal National Mortgage Association
GBP   -- British Pound Sterling
GNMA  -- Government National Mortgage Association
HUF   -- Hungarian Forint
JPY   -- Japanese Yen
LIBOR -- London Interbank Offering Rate
LP    -- Limited Partnership
MTN   -- Medium Term Note
MXP   -- Mexican Peso
NOK   -- Norwegian Krone
NZD   -- New Zealand Dollar
PIK   -- Payment-in-Kind
PLN   -- Polish Zloty
SEK   -- Swedish Krona
Ser   -- Series
SGD   -- Singapore Dollar
TBA   -- To Be Announced
USD   -- U.S. Dollar
ZAR   -- South African Rand

Amounts designated as "--" are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.


--------------------------------------------------------------------------------
46    SEI Institutional International Trust / Annual Report / September 30, 2007

Emerging Markets Debt Fund

September 30, 2007

--------------------------------------------------------------------------------

SECTOR WEIGHTINGS (UNAUDITED)+:

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Government                                                                 68.3%
Time Deposits                                                               6.0%
Short-Term Investment                                                       4.8%
Deposits to Counterparty as Collateral for Swap Contracts                   4.3%
Loan Participations                                                         4.2%
Financials                                                                  4.0%
U.S. Treasury Obligations                                                   3.3%
Energy                                                                      2.2%
Telecommunication Services                                                  1.7%
Utilities                                                                   0.8%
Basic Materials                                                             0.3%
Asset-Backed Securities                                                     0.1%
Warrants                                                                    0.0%

+ Percentages based on total investments. Includes Investments held as collateral for securities on loan (see Note 7).

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                      (Thousands)(1)   ($ Thousands)
--------------------------------------------------------------------------------
GLOBAL BONDS -- 77.5%

ARGENTINA -- 6.3%
   Alto Parana Sa Celara6 (A)
      6.375%, 06/09/17                                      440   $         444
   Cia Transporte Energia Registered (A)
      8.875%, 12/15/16                                      470             437
   Province Del Neuquen (A)
      8.656%, 10/18/14                                      250             253
   Province of Buenos Aires (A)
      9.620%, 04/18/28                                    1,605           1,384
   Province of Buenos Aires Registered
      9.625%, 04/18/28                                      695             596
      9.375%, 09/14/18                                      470             408
      2.000%, 05/15/35 (F)                                1,200             477
   Province of Mendoza Registered
      5.500%, 09/04/18                                      386             297
   Republic of Argentina
     12.000%, 09/19/16 (G)                      EUR       1,000             229
     11.750%, 05/20/11 (G)                      EUR       2,500             595
      9.000%, 05/29/09 (G)                      EUR       2,650           1,206
      9.000%, 06/20/49                          EUR       1,125             526
      8.857%, 12/15/35 (B)                                2,400             287
      8.500%, 07/01/04 (G)                      EUR         775             362
      8.280%, 12/31/33 (C)                               15,267          13,854
      8.125%, 04/21/08 (G)                      EUR       4,200           1,940
      8.000%, 02/25/02 to
        02/26/08 (G)                            EUR       1,675             788
      7.820%, 12/31/33                          EUR         249             303
      7.625%, 03/31/05 (G)                                1,120             280
      7.625%, 08/11/07 (G)                      ITL   2,325,000             536
      7.535%, 12/15/35 (B)                               12,560           1,633
      7.000%, 03/18/04 (G)                      ITL   1,475,000             350
      7.000%, 09/12/13                                    8,505           7,176
      5.830%, 12/31/33 (B)                                2,675           1,029
      5.475%, 02/03/08 (B)                                4,715           2,673
      5.389%, 08/03/12 (B) (G)                            8,145           4,618
      1.330%, 12/31/38 (F)                               38,225          15,577

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                      (Thousands)(1)   ($ Thousands)
--------------------------------------------------------------------------------
   Republic of Argentina MTN,
     Ser E
     10.000%, 01/03/07 (G)                      ITL   3,000,000   $         742
      9.250%, 07/20/04 (G)                                1,375             641
      9.000%, 05/24/49 (G)                      EUR       1,400             660
      8.750%, 02/04/49 (G)                      EUR       1,375             626
      8.500%, 07/30/10 (G)                      EUR       2,000             896
      7.625%, 08/11/07 (G)                      ITL   2,255,000             511
   Transportadora Gas Norte (A) (F)
      7.500%, 12/31/12                                      260             231
      6.500%, 12/31/12                                       37              33
   Transportadora Gas Norte
     Registered (F)
      7.500%, 12/31/12                                      130             116
      6.500%, 12/31/12                                      216             193
                                                                  --------------
                                                                         62,907
                                                                  --------------
BAHAMAS -- 0.1%
   Banco Votorantim Nassau (A)
     10.625%, 04/10/14                                    2,750           1,429
                                                                  --------------
BELIZE -- 0.0%
   Government of Belize Registered (F)
      4.250%, 02/20/29                                      400             304
                                                                  --------------
BERMUDA -- 0.1%
   Citic Resources Finance (A)
      6.750%, 05/15/14                                      300             291
   Digicel Group (A)
      8.875%, 01/15/15                                      550             517
                                                                  --------------
                                                                            808
                                                                  --------------
BOSNIA-HERZEGOVINA -- 0.1%
   Republic of Bosnia & Herzegovina,
     Ser B (J)
     10.028%, 12/11/17                          EUR       2,300           1,238
                                                                  --------------
BRAZIL -- 9.6%
   Cesp-Comp Ener Sao Paulo (A)
      9.750%, 01/15/15                          BRL       1,375             794
   Federal Republic of Brazil
     12.500%, 01/05/22                          BRL      15,160          10,039
     11.000%, 08/17/40 (C)                               25,387          33,955
     10.500%, 07/14/14                                      240             304
     10.250%, 01/10/28                          BRL      15,200           8,687
     10.125%, 05/15/27                                    5,625           8,024
      8.875%, 04/15/24                                    3,700           4,764
      8.750%, 02/04/25                                    3,755           4,806
      8.250%, 01/20/34                                    3,080           3,879
      7.125%, 01/20/37 (C)                               12,770          14,264
      6.000%, 01/17/17                                    6,785           6,877
                                                                  --------------
                                                                         96,393
                                                                  --------------


--------------------------------------------------------------------------------
SEI Institutional International Trust / Annual Report / September 30, 2007    47

SCHEDULE OF INVESTMENTS

September 30, 2007

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                      (Thousands)(1)   ($ Thousands)
--------------------------------------------------------------------------------
CAYMAN ISLANDS -- 0.5%
   Banco Safra (A)
     10.875%, 04/03/17                          BRL       2,800   $       1,461
   Blue City Investments
     13.750%, 11/07/13                                      750             752
   Earls Eight (A) (F)
      7.500%, 12/31/12                                      420             374
   Interoceanica IV Finance (A) (J)
      3.831%, 11/30/25                                    1,000             468
      3.657%, 11/30/18                                      450             285
   Peru Enhanced Pass-Thru (A) (J)
      5.926%, 05/31/25                                      320             123
      3.949%, 05/31/18                                    1,495           1,024
   Vale Overseas
      6.875%, 11/21/36                                      220             226
      6.250%, 01/23/17                                       85              86
                                                                  --------------
                                                                          4,799
                                                                  --------------
CHILE -- 0.5%
   Codelco
      5.500%, 10/15/13                                    1,875           1,884
   Republic of Chile
      5.500%, 01/15/13                                    3,215           3,269
                                                                  --------------
                                                                          5,153
                                                                  --------------
COLOMBIA -- 4.9%
   BanColombia
      6.875%, 05/25/17                                      425             413
   Bogota Distrio Capital (A)
      9.750%, 07/26/28                          COP   1,815,000             869
   Republic of Colombia
     11.750%, 02/25/20                                   13,356          19,567
     10.375%, 01/28/33                                    4,080           5,987
      9.850%, 06/28/27 (C)                      COP  27,526,000          13,864
      8.125%, 05/21/24                                      775             903
      7.375%, 01/27/17                                      685             745
      7.375%, 09/18/37                                    6,185           6,804
                                                                  --------------
                                                                         49,152
                                                                  --------------
CYPRUS -- 0.5%
   ABH Financial (A)
      8.200%, 06/25/12                                      900             827
   Springvale Holdings (B)
     11.389%, 09/07/08                                    1,000           1,000
   Teorema Holding
     11.000%, 10/27/09                                    3,400           3,400
                                                                  --------------
                                                                          5,227
                                                                  --------------
DOMINICAN REPUBLIC -- 0.2%
   Republic of Dominican Republic
      9.040%, 01/23/18                                      618             682
      8.625%, 04/20/27                                    1,325           1,491
      8.625%, 04/20/27                                      100             112
                                                                  --------------
                                                                          2,285
                                                                  --------------

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                      (Thousands)(1)   ($ Thousands)
--------------------------------------------------------------------------------
ECUADOR -- 1.1%
   Republic of Ecuador Registered
     10.000%, 02/15/08 (F)                                9,520   $       8,782
      9.375%, 12/15/15                                    2,785           2,716
                                                                  --------------
                                                                         11,498
                                                                  --------------
EGYPT -- 0.2%
   Arab Republic of Egypt (A)
      8.750%, 07/18/12                                    8,450           1,550
                                                                  --------------
EL SALVADOR -- 1.7%
   Republic of El Salvador
      8.250%, 04/10/32                                    3,485           4,130
      7.750%, 01/24/23                                    3,790           4,334
      7.650%, 06/15/35                                    7,891           8,857
                                                                  --------------
                                                                         17,321
                                                                  --------------
GHANA -- 0.1%
   Republic of Ghana (A)
      8.500%, 10/04/17                                    1,200           1,224
                                                                  --------------
INDIA -- 0.0%
   ICICI Bank (A)
      6.625%, 10/03/12                                      330             330
                                                                  --------------
INDONESIA -- 2.2%
   BLT Finance
      7.500%, 05/15/14                                      300             283
   Excelcomindo Finance
      7.125%, 01/18/13                                      290             291
   Garuda Indonesia (B) (H) (I)
      5.860%, 12/31/07                                    1,183             734
   Indosat Finance
      7.125%, 06/22/12                                    1,050           1,046
   Republic of Indonesia
     10.250%, 07/15/27                          IDR  47,131,920           5,321
      8.500%, 10/12/35                                      400             474
      8.500%, 10/12/35                                    3,150           3,733
      7.500%, 01/15/16                                      240             260
      7.500%, 01/15/16 (A)                                1,760           1,892
      7.250%, 04/20/15                                    2,845           3,031
      7.250%, 04/20/15 (A)                                  155             165
      6.875%, 03/09/17                                      670             696
      6.750%, 03/10/14                                    2,600           2,692
      6.625%, 02/17/37                                      650             626
      6.625%, 02/17/37 (A)                                  800             765
                                                                  --------------
                                                                         22,009
                                                                  --------------
IRAQ -- 0.7%
   Republic of Iraq
      5.800%, 01/15/28                                   11,450           6,841
                                                                  --------------


--------------------------------------------------------------------------------
48    SEI Institutional International Trust / Annual Report / September 30, 2007

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                      (Thousands)(1)   ($ Thousands)
--------------------------------------------------------------------------------
IRELAND -- 0.2%
   Dal Capital (Vneshtorgbk)
      7.000%, 04/13/09                          RUB      19,000   $         762
   Transcapit (Transneft) (A)
      6.103%, 06/27/12                                      700             714
                                                                  --------------
                                                                          1,476
                                                                  --------------
JERSEY -- 0.3%
   Aldar Funding
      5.767%, 11/10/11                                    1,000           1,285
   UBS Jersey Branch MTN (A) (B)
      0.787%, 11/01/13                                    1,320           1,522
                                                                  --------------
                                                                          2,807
                                                                  --------------
LEBANON -- 0.1%
   Lebanese Republic Registered
      8.250%, 04/12/21                                      950             845
                                                                  --------------
LUXEMBOURG -- 1.1%
   Alfa Dividend Payment Rights
     Finance (A) (B)
      7.260%, 12/15/07                                      476             462
   Gaz Capital for Gazprom Registered
      9.625%, 03/01/13                                    1,500           1,737
      8.625%, 04/28/34                                    3,340           4,310
   Kuznetski (Bank of Moscow) (F)
      7.500%, 11/25/15                                    1,200           1,192
   RSHB Captl
      7.175%, 05/16/13                                      400             409
      6.299%, 05/15/17 (A)                                2,545           2,396
   UBS (Vimpelcom)
      8.250%, 05/23/16                                      235             241
      8.250%, 05/23/16                                      335             343
                                                                  --------------
                                                                         11,090
                                                                  --------------
MALAYSIA -- 2.4%
   Bank Megara Monetary Note (J)
      3.192%, 11/01/07                          MYR      12,250           3,584
   Government of Malaysia
      7.500%, 07/15/11                                    3,910           4,238
      3.814%, 02/15/17                          MYR      11,625           3,432
      3.502%, 05/31/27                          MYR      12,250           3,207
   Petronas Capital Registered
      7.875%, 05/22/12                                      550             659
      7.875%, 05/22/22                                    7,010           8,455
                                                                  --------------
                                                                         23,575
                                                                  --------------
MEXICO -- 4.7%
   Cornhill, Ser 39 (G) (H) (I)
      0.000%, 01/30/00                                    1,650             330
   Cornhill, Ser 46 (G) (H) (I)
      8.626%, 03/02/00                                      150              30

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                      (Thousands)(1)   ($ Thousands)
--------------------------------------------------------------------------------
   Mexican Bonos, Ser M20
      8.000%, 12/07/23                          MXP      71,744   $       6,589
   Pemex Project Funding
     Master Trust
      8.625%, 02/01/22                                      650             802
      7.375%, 12/15/14                                      500             550
   United Mexican States
      8.125%, 12/30/19                                    5,825           7,069
      7.500%, 04/08/33                                    7,590           9,009
      5.625%, 01/15/17                                    1,420           1,416
   United Mexican States MTN
      8.300%, 08/15/31                                    6,225           7,977
   United Mexican States MTN,
     Ser A
      6.750%, 09/27/34                                   12,663          13,771
   United Mexican States MTN,
     Ser E
      11.000%, 05/08/17                         EUR       5,000               5
                                                                  --------------
                                                                         47,548
                                                                  --------------
NETHERLANDS -- 0.7%
   HSBK Europe (A)
      7.250%, 05/03/17                                      500             453
   ING Bank MTN, Ser E
      9.625%, 05/30/08                                      700             680
   Kazkommerts International (A)
      7.500%, 11/29/16                                      450             375
   Kazkommerts International
     Registered
      7.500%, 11/29/16                                      900             751
   Lukoil International Finance (A)
      6.656%, 06/07/22                                      245             232
   Majapahit Holding (A)
      7.875%, 06/29/37                                      555             542
      7.750%, 10/17/16                                      280             285
      7.750%, 10/17/16                                      260             263
      7.250%, 06/28/17                                      770             755
   TGI International (A)
      9.500%, 10/03/17                                      660             660
   White Nights Belagroprom Bank (B)
      8.284%, 12/15/07                                    1,390           1,972
                                                                  --------------
                                                                          6,968
                                                                  --------------
NIGERIA -- 0.2%
   HSBC Bank MTN
     10.500%, 07/28/08                          NGN     255,000           2,030
                                                                  --------------
PAKISTAN -- 0.1%
   Republic of Pakistan
     7.875%, 03/31/36                                       330             290
     6.875%, 06/01/17                                       500             432
                                                                  --------------
                                                                            722
                                                                  --------------


--------------------------------------------------------------------------------
SEI Institutional International Trust / Annual Report / September 30, 2007    49

SCHEDULE OF INVESTMENTS

September 30, 2007

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                      (Thousands)(1)   ($ Thousands)
--------------------------------------------------------------------------------
PANAMA -- 1.9%
   Republic of Panama
      9.375%, 01/16/23                                      560   $         722
      9.375%, 04/01/29                                    2,005           2,687
      8.875%, 09/30/27                                    4,370           5,572
      7.250%, 03/15/15 (C)                                7,090           7,586
      6.700%, 01/26/36                                    1,605           1,649
      6.700%, 01/26/36                                      580             600
                                                                  --------------
                                                                         18,816
                                                                  --------------
PERU -- 2.5%
   Republic of Peru
      8.750%, 11/21/33                                      760             998
      8.375%, 05/03/16                                    3,305           3,875
      7.350%, 07/21/25                                    6,850           7,826
      6.900%, 08/12/37 (A) (C)                            8,475           2,822
   Republic of Peru FLIRB,
     Ser 20YR (B)
      6.143%, 03/07/08                                    1,187           1,185
      6.143%, 03/07/08                                    4,920           4,920
      5.000%, 03/07/17                                      752             752
   Republic of Peru, Ser 20YR (B)
      5.000%, 03/07/08                                    2,663           2,661
                                                                  --------------
                                                                         25,039
                                                                  --------------
PHILIPPINES -- 6.9%
   DMCI Water (I)
      0.000%, 12/31/09                                    1,989           1,989
   National Power
      9.625%, 05/15/28                                    1,400           1,680
      6.875%, 11/02/16 (A)                                  965             955
   Republic of Philippines
      10.625%, 03/16/25                                  13,265          18,671
      9.875%, 01/15/19                                      500             636
      9.500%, 02/02/30                                    7,170           9,357
      9.375%, 01/18/17                                    6,425           7,830
      9.000%, 02/15/13                                      600             684
      8.875%, 03/17/15                                      200             229
      8.250%, 01/15/14                                      905           1,011
      8.000%, 01/15/16                                    3,600           4,023
      7.750%, 01/14/31 (C)                                6,638           7,352
      7.500%, 09/25/24 (C)                               12,509          13,744
      6.375%, 01/15/32 (C)                                1,025             981
                                                                  --------------
                                                                         69,142
                                                                  --------------
POLAND -- 0.2%
   Republic of Poland
      5.000%, 10/19/15                                    1,865           1,842
                                                                  --------------

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                      (Thousands)(1)   ($ Thousands)
--------------------------------------------------------------------------------
RUSSIA -- 8.8%
   Kazan Orgsintez
      9.250%, 10/30/11                                      505   $         502
   Russian Federation Registered
     12.750%, 06/24/28                                    5,700          10,160
     11.000%, 07/24/18                                    9,585          13,568
      7.500%, 03/31/08 to 03/31/30 (F)                   53,742          60,615
      5.000%, 03/31/30 (F)                                3,000           3,384
                                                                  --------------
                                                                         88,229
                                                                  --------------
SOUTH AFRICA -- 0.6%
   Republic of South Africa
      6.500%, 06/02/14                                    4,295           4,521
      5.875%, 05/30/22                                    1,115           1,091
                                                                  --------------
                                                                          5,612
                                                                  --------------
SOUTH KOREA -- 0.1%
   Shinhan Bank (B)
      6.819%, 09/20/36                                      630             618
   Woori Bank
      6.208%, 05/02/37                                      610             562
                                                                  --------------
                                                                          1,180
                                                                  --------------
SUPRA-NATIONAL -- 0.3%
   European Investment Bank
      10.000%, 01/28/11                         TRY       3,770           2,795
                                                                  --------------
THAILAND -- 0.1%
   True Move (A)
      10.750%, 12/16/13                                   1,250           1,305
                                                                  --------------
TUNISIA -- 0.2%
   Banque Centrale de Tunisie
      8.250%, 09/19/27                                    1,095           1,319
      7.375%, 04/25/12                                      465             498
                                                                  --------------
                                                                          1,817
                                                                  --------------
TURKEY -- 4.6%
   Republic of Turkey
     14.000%, 01/19/11                          TRY      10,625           8,513
     11.875%, 01/15/30                                    8,280          12,855
     10.000%, 02/15/12                          TRY         360             316
      9.500%, 01/15/14                                      500             579
      8.000%, 02/14/34                                    1,800           1,951
      7.375%, 02/05/25                                    4,500           4,680
      7.250%, 03/15/15                                    3,430           3,576
      7.000%, 09/26/16 to 06/05/20                        3,080           3,125
      6.875%, 03/17/36                                    5,200           4,959
      6.750%, 04/03/18                                      800             794
      2.244%, 01/19/11                                    5,530           4,431
                                                                  --------------
                                                                         45,779
                                                                  --------------


--------------------------------------------------------------------------------
50    SEI Institutional International Trust / Annual Report / September 30, 2007

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                      (Thousands)(1)   ($ Thousands)
--------------------------------------------------------------------------------
UKRAINE -- 2.1%
   Government of Ukraine Registered
      8.693%, 02/07/08 (B)                                  900   $         943
      7.650%, 06/11/13 (C)                                5,340           5,701
      6.875%, 03/04/11                                    1,000           1,028
      6.875%, 03/04/11 (A)                                4,475           4,589
      6.580%, 11/21/16                                    1,600           1,624
      6.580%, 11/21/16 (A)                                6,735           6,802
   Naftogaz Ukrainy
      8.125%, 09/30/09                                      700             670
                                                                  --------------
                                                                         21,357
                                                                  --------------
UNITED KINGDOM -- 0.4%
   Barclays Bank (A) (B)
      0.000%, 07/17/22                                      770             898
   Credit Suisse First Boston International
     (Export/Import - Ukraine)
      6.800%, 10/04/12                                      600             581
   Credit Suisse First Boston
     for the City of Kiev
      8.000%, 11/06/15                                      750             756
   Standard Bank (A)
      15.000%, 03/12/12                                     481             470
   Standard Bank MTN, Ser E (B)
      15.000%, 07/20/09                                     658             678
   UK Private Bank (A)
      8.000%, 02/06/12                                    1,000             920
                                                                  --------------
                                                                          4,303
                                                                  --------------
UNITED STATES -- 0.4%
   Citigroup Funding (A)
     10.000%, 01/03/17 (B)                                1,500           1,597
      6.000%, 05/18/15                                      800             844
   DST
     10.750%, 05/22/09                                    1,300           1,300
                                                                  --------------
                                                                          3,741
                                                                  --------------
URUGUAY -- 3.5%
   Republic of Uruguay
      9.250%, 05/17/17                                    5,025           5,955
      8.000%, 11/18/22                                   17,805          19,764
      7.625%, 03/21/36                                    1,100           1,174
      7.500%, 03/15/15                                    1,225           1,295
      5.000%, 09/14/18                          UYU      33,530           1,765
      3.700%, 06/26/37                          UYU      47,585           1,949
   Republic of Uruguay PIK
      7.875%, 01/15/33                                    3,050           3,370
                                                                  --------------
                                                                         35,272
                                                                  --------------

--------------------------------------------------------------------------------
                                                    Face Amount    Market Value
Description                                      (Thousands)(1)   ($ Thousands)
--------------------------------------------------------------------------------
VENEZUELA -- 6.3%
   Government of Venezuela
     13.625%, 08/15/18                                    1,200   $       1,584
     10.750%, 09/19/13                                    4,065           4,492
      9.375%, 01/13/34                                    8,840           9,216
      9.250%, 09/15/27                                   29,805          30,848
      8.500%, 10/08/14                                    3,906           3,916
      7.650%, 04/21/25                                      470             421
      6.000%, 12/09/20                                    4,830           3,888
      5.750%, 02/26/16                                    6,500           5,492
   Government of Venezuela Registered
      7.000%, 12/01/18                                      400             356
   Petroleos De Venezuela
      5.375%, 04/12/27                                    4,255           2,691
      5.250%, 04/12/17                                      900             664
                                                                  --------------
                                                                         63,568
                                                                  --------------
Total Global Bonds
  (Cost $737,369) ($ Thousands)                                         777,326
                                                                  --------------

DEPOSIT WITH COUNTERPARTY AS
COLLATERAL FOR SWAP CONTRACTS (E) -- 4.4%

UNITED STATES -- 4.4%
   Deposits with Citibank as Collateral
     for Swap Contracts Outstanding                         648             648
   Deposits with Credit Suisse First
     Boston as Collateral for Swap
     Contracts Outstanding                      TRY         692             571
   Deposits with Credit Suisse First
     Boston as Collateral for Swap
     Contracts Outstanding                                  750             750
   Deposits with Credit Suisse First
     Boston as Collateral for Swap
     Contracts Outstanding                                8,550           8,550
   Deposits with Credit Suisse First
     Boston as Collateral for Swap
     Contracts Outstanding                                1,000           1,000
   Deposits with Credit Suisse First
     Boston as Collateral for Swap
     Contracts Outstanding                                1,400           1,400
   Deposits with Credit Suisse First
     Boston as Collateral for Swap
     Contracts Outstanding                                1,400           1,400
   Deposits with Credit Suisse First
     Boston as Collateral for Swap
     Contracts Outstanding                                3,600           3,600
   Deposits with Deutsche Bank as
     Collateral for Swap Contracts
     Outstanding                                            877             877
   Deposits with Goldman Sachs
     as Collateral for Swap
     Contracts Outstanding                      BRL       4,564           2,480


--------------------------------------------------------------------------------
SEI Institutional International Trust / Annual Report / September 30, 2007    51

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2007

--------------------------------------------------------------------------------
                                                     Face Amount    Market Value
Description                                       (Thousands)(1)   ($ Thousands)
--------------------------------------------------------------------------------
   Deposits with HSBC as
      Collateral for Swap
      Contracts Outstanding                      TRY       5,284  $       4,362
   Deposits with JPMorgan Chase
      as Collateral for Swap
      Contracts Outstanding                                7,812          7,812
   Deposits with JPMorgan Chase
      as Collateral for Swap
      Contracts Outstanding                                  249            249
   Deposits with JPMorgan Chase
      as Collateral for Swap
      Contracts Outstanding                                2,798          2,798
   Deposits with Merrill Lynch as
      Collateral for Swap Contracts
      Outstanding                                            863            863
   Deposits with Standard Bank
      as Collateral for Swap
      Contracts Outstanding                                5,300          5,300
   Deposits with Standard Bank
      as Collateral for Swap
      Contracts Outstanding                                  239            239
   Deposits with Standard Bank
      as Collateral for Swap
      Contracts Outstanding                                  352            352
   Deposits with Standard Bank
      as Collateral for Swap
      Contracts Outstanding                                  438            438
                                                                  --------------
Total Deposit with Counterparty
   as Collateral for Swap Contracts
   (Cost $42,980) ($ Thousands)                                          43,689
                                                                  --------------

LOAN PARTICIPATIONS -- 4.2%

BRAZIL -- 0.3%
   Global Village Telecom Loan,
      Senior Secured Note
      (Counterparty: Deutsche Bank)
      (H)(I)
         12.000%, 06/30/11                                 3,185          3,440
                                                                  --------------
EGYPT -- 0.2%
   Egyptian Urea Petrochemical
      (G)(H)(I)
         0.000%, 07/01/17                                  1,950          1,950
                                                                  --------------
GERMANY -- 0.1%
   Rike (H)(I)
         0.000%, 08/17/11                                  1,200          1,200
                                                                  --------------
INDONESIA -- 0.7%
   Indonesia Standby Loan 94
      (Counterparty: Deutsche Bank)
      (B)(H)(I)
         4.000%, 12/29/07                                  5,298          5,192

--------------------------------------------------------------------------------
                                                     Face Amount    Market Value
                                                  (Thousands)(1)   ($ Thousands)
--------------------------------------------------------------------------------
   Star Energy Mezzanine Note
      0.000%, 04/01/08                                     1,400  $       1,400
                                                                  --------------
                                                                          6,592
                                                                  --------------
MEXICO -- 1.2%
   Altos Hornos, Promissory
      Note # 5 (G)(H)(I)
         0.000%, 04/29/99                                  2,500          1,700
   Altos Hornos, Promissory
      Note # 6 (G)(H)(I)
         0.000%, 04/29/99                                  2,500          1,700
   Altos Hornos, Promissory Note
      (Counterparty: Deutche Bank)
      (G)(H)(I)
         0.000%, 12/31/49                                  4,500          3,060
   Altos Hornos, Tranche A
      (Counterparty: Banc of America)
      (G)(H)(I)
         0.000%, 04/11/04                                  6,540          4,578
   Grupo Accerco Del Norte
      (Counterparty: Deutsche Bank)
      (G)(H)(I)
         0.000%, 12/31/49                                  7,750          1,163
                                                                  --------------
                                                                         12,201
                                                                  --------------
SINGAPORE -- 0.9%
   C2C Loan
      (Counterparty: Deutsche Bank)
      (B)(H)(I)
         0.000%, 12/31/10                                 10,800          6,480
   C2C Loan,
      (Counterparty: Direct Bank)(H)(I)
         0.000%, 12/31/49                                  2,494          2,494
                                                                  --------------
                                                                          8,974
                                                                  --------------
TURKEY -- 0.8%
   Cukurova, Ser A
         0.000%, 05/01/08                                  3,452          3,366
   Cukurova, Ser B
         0.000%, 05/01/12                                  4,600          4,485
                                                                  --------------
                                                                          7,851
                                                                  --------------
UNITED STATES -- 0.0%
   Baja Ferries
         5.100%, 01/26/17                                    430            430
                                                                  --------------
Total Loan Participations
   (Cost $31,013) ($ Thousands)                                          42,638
                                                                  --------------


--------------------------------------------------------------------------------
52    SEI Institutional International Trust / Annual Report / September 30, 2007

--------------------------------------------------------------------------------
                                               Shares/Face Amount   Market Value
Description                                        (Thousands)(1)  ($ Thousands)
--------------------------------------------------------------------------------
COMMON STOCK -- 1.4%

BRAZIL -- 1.4%
   GVT Holding*                                          632,252  $      13,401

THAILAND -- 0.0%
   TPI Polene Public*                                    595,488            282
                                                                  --------------
Total Common Stock
   (Cost $2,904) ($ Thousands)                                           13,683
                                                                  --------------
CORPORATE OBLIGATION (B)(D) -- 0.1%

UNITED STATES -- 0.1%
   SLM EXL MTN
         5.763%, 10/15/07                                    844            844
                                                                  --------------
Total Corporate Obligation
   (Cost $844) ($ Thousands)                                                844
                                                                  --------------
ASSET-BACKED SECURITY (A)(B)(D) -- 0.1%

UNITED STATES -- 0.1%
   Duke Funding, Ser 2004-6B, Cl A1S1
         5.430%, 10/09/07                                    576            576
                                                                  --------------
Total Asset-Backed Security
   (Cost $576) ($ Thousands)                                                576
                                                                  --------------

                                                       Number of
                                                        Warrants
                                                       ---------

WARRANTS -- 0.0%

CYPRUS -- 0.0%
   Teorema Holding,
      Expires 10/27/09*                                       --            461
                                                                  --------------
MEXICO -- 0.0%
   United Mexican States,
      Expires 11/10/07                                   174,000             12
                                                                  --------------
Total Warrants
   (Cost $241) ($ Thousands)                                                473
                                                                  --------------
TIME DEPOSITS -- 6.1%

UNITED STATES -- 6.1%
   Brown Brothers Harriman
         4.520%, 10/01/07                                 61,150         61,150
         3.250%, 10/01/07                     EUR             73            104
                                                                  --------------
Total Time Deposits
   (Cost $61,254) ($ Thousands)                                          61,254
                                                                  --------------

--------------------------------------------------------------------------------
                                              Shares/Face Amount   Market Value
Description                                    ($ Thousands) (1)  ($ Thousands)
--------------------------------------------------------------------------------
CASH EQUIVALENT**++ (D) -- 4.9%
   SEI Liquidity Fund, LP,
      5.367%                                          48,874,633  $      48,875
                                                                  --------------
Total Cash Equivalent
   (Cost $48,875) ($ Thousands)                                          48,875
                                                                  --------------
U.S. TREASURY OBLIGATION -- 3.4%
   U.S. Treasury Note
         4.875%, 08/31/08                                 33,665         33,883
                                                                  --------------
Total U.S. Treasury Obligation
   (Cost $33,874) ($ Thousands)                                          33,883
                                                                  --------------
Total Investments -- 102.1%
   (Cost $959,930) ($ Thousands)                                  $   1,023,241
                                                                  ==============

A summary of the outstanding forward foreign currency contracts held by the Fund at September 30, 2007, is as follows (see Note 2 in Notes to Financial Statements):

--------------------------------------------------------------------------------
                                                                   UNREALIZED
                           CURRENCY            CURRENCY           APPRECIATION
MATURITY                  TO DELIVER          TO RECEIVE         (DEPRECIATION)
  DATE                   (THOUSANDS)          (THOUSANDS)         ($ THOUSANDS)
--------------------------------------------------------------------------------
10/2/07                USD       3,905   BRL          7,288              $   56
10/2/07-11/5/07        BRL      14,577   USD          7,692                (219)
10/9/07-10/26/07       TRY      13,891   USD         10,588                (814)
10/16/07               USD       6,583   HUF      1,184,427                 118
10/19/07               EUR       7,850   USD         10,711                (457)
10/25/07-1/14/08       USD       7,282   RUB        185,323                 133
10/26/07               USD       5,017   TRY          6,532                 338
12/26/07-4/1/08        USD       4,600   AED         16,811                  (6)
1/10/08                USD         451   NGN         57,816                  11
1/18/08-3/26/08        USD       8,036   PLN         21,562                 107
                                                                         ------
                                                                         $ (733)
                                                                         ======

A summary of the open futures contracts held by the Fund at September 30, 2007, is as follows (see Note 2 in Notes to Financial Statements):

--------------------------------------------------------------------------------
                                    NUMBER OF                      UNREALIZED
   TYPE OF                          CONTRACTS     EXPIRATION      DEPRECIATION
   CONTRACT                            LONG          DATE         ($ THOUSANDS)
--------------------------------------------------------------------------------
U.S. Long Treasury Bond                15          Dec-2007               $ (1)
                                                                          ====


--------------------------------------------------------------------------------
SEI Institutional International Trust / Annual Report / September 30, 2007    53

SCHEDULE OF INVESTMENTS

Emerging Markets Debt Fund (Concluded)

September 30, 2007

A summary of outstanding swap agreements held by the Fund at September 30, 2007, is as follows (see Note 2 in Notes to Financial Statements):

-------------------------------------------------------------------------------------------
                                     TOTAL RETURN SWAPS
-------------------------------------------------------------------------------------------
                                                                             NET UNREALIZED
                                                                 NOTIONAL     APPRECIATION
                                                  EXPIRATION     AMOUNT      (DEPRECIATION)
DESCRIPTION                                          DATE      (THOUSANDS)    ($ THOUSANDS)
-------------------------------------------------------------------------------------------
Fund receives payment at maturity on the
   Brazilian CDI Index times the notional
   amount. Fund receives payment if the
   return on thespread appreciates over
   the payment period and pays if the
   return on the spread depreciates over
   the payment period.
   (Counterparty: Deutsche Bank)                   08/15/10    BRL   1,400        $     172

Fund receives payment at maturity on the
   Brazilian CDI Index times the notional
   amount. Fund receives payment if the
   return on the spread appreciates over
   the payment period and pays if the
   return on the spread depreciates over
   the payment period.
   (Counterparty: Goldman Sachs)                   01/01/17    BRL   4,500             (178)

Fund receives payment at maturity on the
   Brazilian CDI Index times the notional
   amount. Fund receives payment if the
   return on the spread appreciates over
   the payment period and pays if the
   return on the spread depreciates over
   the payment period.
   (Counterparty: JPMorgan Chase)                  08/15/10    BRL  12,000            1,346

Fund receives payment at maturity on the
   Brazilian CDI Index times the notional
   amount. Fund receives payment if the
   return on the spread appreciates over
   the return on the payment period and
   pays if the return on the spread
   depreciates over the payment period.
   (Counterparty: JPMorgan Chase)                  05/15/11    BRL   4,214              505

Fund receives payment at maturity on the
   Brazilian CDI Index times the notional
   amount. Fund receives payment if the
   return on the spread appreciates over
   the payment period and pays if the
   return on the spread depreciates over
   the payment period.
   (Counterparty: Merrill Lynch)                   08/15/10    BRL   1,400              171

Fund receives payment at maturity on the
   Gazprom times the notional amount.
   Fund receives payment if the return on
   the spread appreciates over the payment
   period and pays if the return on the
   spread depreciates over the payment period.
   (Counterparty: Standard Bank)                   05/17/08          5,300               --

Fund receives payment at maturity on the
   Nigerian NGN Index times the notional
   amount. Fund receives payment if the
   return on the spread appreciates over
   the payment period and pays if the
   return on the spread depreciates over
   the payment period.
   (Counterparty: Citibank)                        04/03/09    NGN  82,011               91

Fund receives payment at maturity on the
   Nigerian NGN Index times the notional
   amount. Fund receives payment if the
   return on the spread appreciates over
   the payment period and pays if the
   return on the spread depreciates over
   the payment period.
   (Counterparty: Standard Bank)                   01/04/08    NGN  33,633               20

Fund receives payment at maturity on the
   Nigerian NGN Index times the notional
   amount. Fund receives payment if the
   return on the spread appreciates over
   the payment period and pays if the
   return on the spread depreciates over
   the payment period.
   (Counterparty: Standard Bank)                   12/16/08    NGN  45,003               37

Fund receives payment at maturity on the
   Nigerian NGN Index times the notional
   amount. Fund receives payment if the
   return on the spread appreciates over
   the payment period and pays if the
   return on the spread depreciates over
   the payment period.
   (Counterparty: Standard Bank)                   02/25/09    NGN  55,618               22

-------------------------------------------------------------------------------------------
                                                                             NET UNREALIZED
                                                                NOTIONAL      APPRECIATION
                                                  EXPIRATION     AMOUNT      (DEPRECIATION)
DESCRIPTION                                          DATE      (THOUSANDS)    ($ THOUSANDS)
-------------------------------------------------------------------------------------------
Fund receives payment at maturity on the
   Turkish TRY Index times the notional
   amount. Fund receives payment if the
   return on the spread appreciates over
   the payment period and pays if the
   return on the spread depreciates over
   the payment period.
   (Counterparty: Credit Suisse First Boston)      03/07/12    TRY     700          $    23

Fund receives payment at maturity on the
   Turkish TRY Index times the notional
   amount. Fund receives payment if the
   return on the spread appreciates over
   the payment period and pays if the
   return on the spread depreciates over
   the payment period.
   (Counterparty: HSBC Bank)                       03/07/12    TRY   5,450              305
                                                                                    -------
                                                                                    $ 2,514
                                                                                    =======

-------------------------------------------------------------------------------------------
                                  CREDIT DEFAULT SWAPS
-------------------------------------------------------------------------------------------
Fund receives quarterly payment of 0.9225%
   (3.690% per annum) on a termination
   date. Upon a defined credit event,
   Fund pays the notional amount and takes
   receipt of the defined deliverable
   obligation. (Counterparty: JPMorgan Chase)      10/20/15          4,500        $     828

Fund receives quarterly payment of 0.4000%
   (1.600% per annum) times the notional
   amount of JSC Gazprom, 8.625%, 04/28/34.
   Upon a defined credit event, Fund pays the
   notional amount and takes receipt of the
   defined deliverable obligation.
   (Counterparty: Credit Suisse First Boston)      01/20/16          8,550              215

Fund receives quarterly payment of 0.3425%
   (1.370% per annum) times the
   notional amount of JSC Gazprom,
   8.625%, 04/28/34. Upon a defined
   credit event, Fund pays the notional
   amount and takes receipt of the
   defined deliverable obligation.
   (Counterparty: Credit Suisse First Boston)      08/20/16          1,000                7

Fund receives semi-annual payment of
   2.8750% (5.750% per annum) times
   the notional amount of Naftogaz Ukrainy,
   8.125%,09/30/09. Upon a defined credit
   event, Fund pays the notional amount and
   takes receipt of the defined
   deliverable obligation.
   (Counterparty: Credit Suisse First Boston)      12/20/07          1,400               17

Fund receives semi-annual payment of
   2.8750% (5.750% per annum) times
   the notional amount of Naftogaz Ukrainy,
   8.125%, 09/30/09. Upon a defined
   credit event, Fund pays the notional
   amount and takes receipt of the defined
   deliverable obligation.
   (Counterparty: Credit Suisse First Boston)      12/20/08          1,400               (2)

Fund receives semi-annual payment of
   2.8750% (5.750% per annum) times
   the notional amount of Naftogaz Ukrainy,
   8.125%, 09/30/09. Upon a defined credit
   event, Fund pays the notional amount
   and takes receipt of the defined
   deliverable obligation.
   (Counterparty: Credit Suisse First Boston)      12/20/09          3,600              (50)

Fund receives semi-annual payment of
   2.8750% (5.750% per annum) times
   the notional amount of Naftogaz Ukrainy,
   8.125%, 09/30/09. Upon a defined credit
   event, Fund pays the notional amount and
   takes receipt of the defined
   deliverable obligation.
   (Counterparty: Credit Suisse First Boston)      02/20/11            750              (39)

Fund receives semi-annual payment of
   1.6150% (3.230% per annum) times
   the notional amount of Republic
   of Turkey, 11.875%, 01/15/30. Upon
   a defined credit event, Fund pays the
   notional amount and takes receipt
   of the defined deliverable obligation.
   (Counterparty: Citigroup)                       03/20/12          3,870               25

Fund receives semi-annual payment of
   1.6200% (3.240% per annum) times
   the notional amount of Republic of
   Turkey, 11.875%, 01/15/30.
   Upon a defined credit event, Fund pays
   the notional amount and takes receipt
   of the defined deliverable obligation.
   (Counterparty: JPMorgan Chase)                  02/12/12            500                4


--------------------------------------------------------------------------------
54    SEI Institutional International Trust / Annual Report / September 30, 2007

-------------------------------------------------------------------------------------------
                                                                             NET UNREALIZED
                                                                NOTIONAL      APPRECIATION
                                                  EXPIRATION      AMOUNT     (DEPRECIATION)
DESCRIPTION                                          DATE      (THOUSANDS)    ($ THOUSANDS)
-------------------------------------------------------------------------------------------
Fund receives semi-annual payment of
   1.9200% (3.840% per annum) times
   the notional amount of Republic of
   Turkey, 11.875%, 01/15/30. Upon a
   defined credit event, Fund pays
   the notional amount and takes receipt
   of the defined deliverable obligation.
   (Counterparty: JPMorgan Chase)                  03/20/12          2,865         $     49

Fund receives semi-annual payment of 1.500%
   (3.00% per annum) times the notional
   amount of Republic of Venezuela, 9.250%,
   09/15/27. Upon a defined credit event,
   Fund pays the notional amount and takes
   receipt of the defined deliverable
   obligation. (Counterparty:  Lehman Brothers)    07/20/17         14,700           (1,020)

Fund receives semi-annual payment of
   0.5180% (1.035% per annum) times the
   notional amount of Russian Federation,
   7.500%, 03/31/30. Upon a defined
   credit event, Fund pays the notional
   amount and takes receipt of the
   defined deliverable obligation.
   (Counterparty: JPMorgan Chase)                  09/20/17         12,000              130
                                                                                   --------
                                                                                   $    164
                                                                                   ========

-------------------------------------------------------------------------------------------
                                    INTEREST RATE SWAPS
-------------------------------------------------------------------------------------------
Pay fixed rate of 10.630% and receive
   floating rate, rate based on BRL CDI Index.
   (Counterparty: Deutsche Bank)                   01/02/12    BRL   8,700         $    (94)

Receive fixed rate of 10.650% and pay
   floating rate at maturity, rate based on
   BRL CDI Index.
   (Counterparty: Lehman Brothers)                 01/02/12    BRL   7,300              (74)

Receive fixed rate of 10.880% and pay
   floating rate at maturity, rate based on
   BRL CDI Index.
   (Counterparty: Lehman Brothers)                 01/02/12    BRL   5,300              (41)

Receive fixed rate of 11.093% and pay
   floating rate at maturity, rate based on
   BRL CDI Index.
   (Counterparty: Lehman Brothers)                 01/02/12    BRL  14,300              (65)
                                                                                   --------
                                                                                   $   (274)
                                                                                   ========

      Percentages are based on Net Assets of $1,002,602 ($ Thousands).

*     Non-Income Producing Security

**    Rate shown is the 7-day effective yield as of September 30, 2007.

++    Affiliated security

(1)   In U.S. dollars unless otherwise indicated.

(A) Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(B) Variable Rate Security -- The rate reported on the Schedule of Investments is the rate in effect as of September 30, 2007.

(C) This security or a partial position of this security is on loan at September 30, 2007. The total market value of securities on loan at September 30, 2007 was $46,294 ($ Thousands) (See Note 7).

(D) This security was purchased with cash collateral held from securities on loan. The total market value of such securities as of September 30, 2007 was $50,295 ($ Thousands) (See Note 7).

(E) Cash on loan to swap counterparty as collateral for outstanding swap contracts.

(F) Step Bonds -- The rate reflected on the Schedule of Investments is the effective yield on September 30, 2007. The coupon on a step bond changes on a specified date.

(G)   Security in default on interest payments.

(H) Securities considered illiquid. The total market value of such securities as of September 30, 2007 was $34,051 ($ Thousands) and represented 3.40% of Net Assets.

(I) Security fair valued using methods determined in good faith by the Valuation Committee of the Board of Trustees. The total market value of such securities as of September 30, 2007 was $36,040 and represented 3.59% of Net Assets.

(J) Zero coupon security. The rate reported on the Schedule of Investments is the effective yield at time of purchase.

AED -- United Arab Emirates Dirham

--------------------------------------------------------------------------------

Description
--------------------------------------------------------------------------------

BRL   -- Brazilian Real
CDI   -- Chess Depositary Interest
Cl    -- Class
COP   -- Colombian Peso
EUR   -- Euro
EXL   -- Extendable Maturity
FLIRB -- Front Loaded Interest Reduction Bond
HUF   -- Hungarian Forint
IDR   -- Indonesian Rupiah
ITL   -- Italian Lira
MTN   -- Medium Term Note
MXP   -- Mexican Peso
MYR   -- Malaysian Ringgit
NGN   -- Nigerian Naira
PIK   -- Payment-in-Kind
PLN   -- Polish Zloty
RUB   -- Russian Ruble
Ser   -- Series
TRY   -- New Turkish Lira
USD   -- U.S. Dollar
UYU   -- Uruguay Peso

Amounts designated as "--" are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.


--------------------------------------------------------------------------------
SEI Institutional International Trust / Annual Report / September 30, 2007    55

Statements of Assets and Liabilities ($ Thousands)

September 30, 2007

------------------------------------------------------------------------------------------------------------------------------------
                                                           INTERNATIONAL   EMERGING MARKETS  INTERNATIONAL FIXED  EMERGING MARKETS
                                                             EQUITY FUND        EQUITY FUND          INCOME FUND         DEBT FUND
------------------------------------------------------------------------------------------------------------------------------------
ASSETS:
   Investments, at value (Cost $3,410,998, $1,188,891,
     $794,365 and $911,055, respectively) (1)              $   4,151,394  $       1,743,896  $           817,388  $         974,366
   Affiliated investments, at value (Cost $663,763,
     $150,155, $571 and $48,875, respectively)                   663,763            150,155                  571             48,875
   Cash                                                          122,360             18,349               60,423             60,778
   Foreign currency, at value (Cost $14,077, $19,606,
     and $1,900, respectively)                                    14,790             19,952                2,067                 --
   Cash pledged as collateral for forward foreign
     currency contracts, futures contracts, and swap
     contracts                                                        --                 --                   --              8,276
   Receivable for TBA sale commitments                           116,125                 --                5,939                 --
   Receivable for investment securities sold                      35,068             11,517               10,445              3,717
   Unrealized gain on forward foreign currency contracts          15,825                 --                5,092                763
   Dividends and interest receivable                              11,505              3,225                9,904             10,100
   Receivable for capital shares sold                              2,691                986                  635             15,374
   Foreign tax reclaim receivable                                    601                149                    2                 68
   Variation margin receivable                                       513                 --                  453                 --
   Unrealized gain on foreign spot currency contracts                 83                 --                    9                 --
   Swap contracts, at value (Premiums given $0)                       --                 --                   --              2,404
------------------------------------------------------------------------------------------------------------------------------------
   Total Assets                                                5,134,718          1,948,229              912,928          1,124,721
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
   Payable upon return of securities on loan                     641,046            134,056                  588             50,295
   Payable for TBA purchase commitments                          208,036                 --               15,110                 --
   Payable for investment securities purchased                   181,469             29,984               65,552             65,270
   Swap contracts, at value (Premiums received $(17,665)
     and $0, respectively)                                        31,366                 --                   65                 --
   Unrealized loss on forward foreign currency contracts          14,423                 --               20,853              1,496
   Payable for capital shares redeemed                             3,692              1,940                1,279                704
   Variation margin payable                                          862                 --                   --                 --
   Written options, at value (Premiums received $(15))                92                 --                   --                 --
   Unrealized loss on foreign spot currency contracts                 77                 --                   10                 --
   Foreign currency overdraft, at value (Cost ($3,262))               --                 --                   --              3,243
   Investment advisory fees payable                                1,607              1,185                  100                340
   Administration fees payable                                     1,432                883                  399                511
   Shareholder servicing fees payable                                792                340                  152                196
   Administration servicing fees payable                               6                 --                   --                 --
   Chief compliance officer fees payable                               5                  2                    1                  1
   Trustees' fees                                                      1                 --                   --                 --
   Accrued expenses                                                  355                266                   77                 63
   Accrued foreign capital gains tax on appreciated
     securities                                                       66              2,344                   --                 --
------------------------------------------------------------------------------------------------------------------------------------
   Total Liabilities                                           1,085,327            171,000              104,186            122,119
------------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                 $   4,049,391  $       1,777,229  $           808,742  $       1,002,602
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Paid in Capital (unlimited authorization -- no
     par value)                                            $   2,871,925  $         939,549  $           803,320  $         905,881
   Undistributed net investment income                            63,726              5,014                2,460             17,018
   Accumulated net realized gain on investments,
     futures contracts, options, foreign currency
     contracts and swap contracts                                373,287            279,626               (4,263)            14,604
   Net unrealized appreciation on investments and
     written options                                             740,319            555,005               23,023             63,311
   Net unrealized appreciation (depreciation) on
     futures contracts                                            11,708                 --                 (493)                (1)
   Net unrealized appreciation (depreciation) on swap
     contracts                                                   (13,701)                --                  (65)             2,404
   Net unrealized appreciation (depreciation) on forward
     foreign currency contracts, foreign currencies and
     translation of other assets and liabilities
     denominated in foreign currencies                             2,193                379              (15,240)              (615)
   Accumulated foreign capital gains tax on
     appreciated securities                                          (66)            (2,344)                  --                 --
------------------------------------------------------------------------------------------------------------------------------------
   Net Assets                                              $   4,049,391  $       1,777,229  $           808,742  $       1,002,602
------------------------------------------------------------------------------------------------------------------------------------
   Net Asset Value, Offering and Redemption
     Price Per Share -- Class A
     ($4,032,235,643 / 249,278,729 shares,
     $1,777,229,379 / 82,715,797 shares,
     $808,742,355 / 74,122,114 shares,
     $1,002,601,953 / 90,836,461 shares)                   $       16.18  $           21.49  $             10.91  $           11.04
   Net Asset Value, Offering and Redemption
     Price Per Share -- Class I
     ($17,155,574 / 1,063,373 shares)                      $       16.13                N/A                  N/A                N/A
------------------------------------------------------------------------------------------------------------------------------------

(1) Included in "Investments, at value" is the market value of securities on loan in the amounts of $614,002, $118,121, $542 and $46,294, ($ Thousands),
     respectively.

Amounts designated as "--" are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.


--------------------------------------------------------------------------------
56    SEI Institutional International Trust / Annual Report / September 30, 2007

Statements of Operations ($ Thousands)

For the year ended September 30, 2007

------------------------------------------------------------------------------------------------------------------------------------
                                                           INTERNATIONAL   EMERGING MARKETS  INTERNATIONAL FIXED  EMERGING MARKETS
                                                             EQUITY FUND        EQUITY FUND          INCOME FUND         DEBT FUND
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends                                               $      94,819  $          38,431  $                --  $              --
   Dividends from Affiliated Security                              2,117                264                   --                 --
   Interest                                                       29,712              1,734               35,633             61,522
   Security Lending Income -- Net                                  3,837                609                   41                122
   Less: Foreign Taxes Withheld                                   (8,701)            (4,012)                 (97)                --
------------------------------------------------------------------------------------------------------------------------------------
   Total Investment Income                                       121,784             37,026               35,577             61,644
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
   Investment Advisory Fees                                       19,359             16,096                1,238              7,665
   Administration Fees                                            17,251              9,964                4,951              5,862
   Shareholder Servicing Fees -- Class A                           9,543              3,832                2,063              2,254
   Shareholder Servicing Fees -- Class I                              41                 --                   --                 --
   Admin Servicing Fees -- Class I                                    41                 --                   --                 --
   Trustees' Fees                                                     53                 21                   11                 12
   Chief Compliance Officer Fees                                       5                  2                    1                  1
   Interest Expense on Reverse Repurchase Agreements               3,179                 --                   --                 --
   Custodian/Wire Agent Fees                                         757              1,079                  114                 85
   Printing Fees                                                     254                101                   50                 59
   Overdraft Fees                                                    144                161                   68                100
   Professional Fees                                                 127                 50                   28                 31
   Registration Fees                                                  39                 15                   10                 10
   Other Expenses                                                    146                 64                   32                 30
------------------------------------------------------------------------------------------------------------------------------------
   Total Expenses                                                 50,939             31,385                8,566             16,109
------------------------------------------------------------------------------------------------------------------------------------
   Less:
       Waiver of Investment Advisory Fees                             --             (1,177)                  --             (3,745)
       Waiver of Shareholder Servicing Fees -- Class A                --                 --                 (163)                --
       Fees Paid Indirectly (1)                                     (111)                (1)                  --                 --
------------------------------------------------------------------------------------------------------------------------------------
   Net Expenses                                                   50,828             30,207                8,403             12,364
------------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                             70,956              6,819               27,174             49,280
------------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS, WRITTEN OPTIONS, FUTURES CONTRACTS,
   SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
   Net Realized Gain (Loss) from:
       Investments                                               524,093            348,199                2,933             24,109
       Futures Contracts                                          38,465                 --               (1,997)               207
       Written Options                                               232                 --                   --                 --
       Swap Contracts                                              1,843                 --                 (999)             5,658
       Foreign Currency Transactions                              36,540                255                6,587              6,551
   Net Change in Unrealized Appreciation
       (Depreciation) on:
       Investments                                               130,148            254,998                3,277             (2,177)
       Futures Contracts                                          10,166                 --                 (434)                61
       Written Options                                              (121)                --                   --                 --
       Swap Contracts                                            (16,744)                --                  (65)               766
       Foreign Capital Gains Tax on Appreciated
          Securities                                                  --             (1,644)                  --                 --
       Foreign Currency Transactions                               6,733                888              (17,307)              (893)
------------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS, WRITTEN OPTIONS, FUTURES CONTRACTS,
   SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS              731,355            602,696               (8,005)            34,282
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                         $     802,311  $         609,515  $            19,169  $          83,562
====================================================================================================================================

(1)  See Note 3 in Notes to Financial Statements.

Amounts designated as "--" are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.


--------------------------------------------------------------------------------
SEI Institutional International Trust / Annual Report / September 30, 2007    57

Statements of Changes in Net Assets ($ Thousands)

For the years ended September 30,

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                   INTERNATIONAL              EMERGING MARKETS
                                                                                    EQUITY FUND                 EQUITY FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                   2007           2006          2007          2006
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net Investment Income                                                    $    70,956   $     61,937   $     6,819   $     8,727
   Net Realized Gain from Investments, Futures Contracts,
      Written Options and Swap Contracts                                        564,633        463,179       348,199       247,672
   Net Realized Gain (Loss) on Forward Foreign Currency Contracts
      and Foreign Currency Transactions                                          36,540          8,160           255        (1,381)
   Net Change in Unrealized Appreciation (Depreciation) on Investments,
      Futures Contracts, Written Options and Swap Contracts                     123,449         43,648       254,998       (49,422)
   Net Change in Unrealized Appreciation (Depreciation) on
      Foreign Capital Tax Gains on Appreciated Securities                            --             --        (1,644)          415
   Net Change in Unrealized Appreciation (Depreciation) on
      Forward Foreign Currency Contracts, Foreign Currencies,
      and Translation of Other Assets and Liabilities
      Denominated in Foreign Currencies                                           6,733         (4,521)          888          (506)
-----------------------------------------------------------------------------------------------------------------------------------
   Net Increase in Net Assets Resulting from Operations                         802,311        572,403       609,515       205,505
-----------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS FROM:
   Net Investment Income:
      Class A                                                                  (118,781)       (71,852)       (6,714)       (8,389)
      Class I                                                                      (455)          (182)           --            --
   Net Realized Gains:
      Class A                                                                  (144,096)            --      (188,558)     (127,622)
      Class I                                                                      (580)            --            --            --
-----------------------------------------------------------------------------------------------------------------------------------
   Total Dividends and Distributions                                           (263,912)       (72,034)     (195,272)     (136,011)
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
   CLASS A:
   Proceeds from Shares Issued                                                  775,114        701,740       358,848       314,335
   Reinvestment of Dividends & Distributions                                    250,704         68,952       188,045       130,923
   Cost of Shares Redeemed                                                   (1,020,666)    (1,005,774)     (520,481)     (532,680)
-----------------------------------------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets Derived from Class A Transactions            5,152       (235,082)       26,412       (87,422)
-----------------------------------------------------------------------------------------------------------------------------------
   CLASS I:
   Proceeds from Shares Issued                                                    9,593          6,914            --            --
   Reinvestment of Dividends & Distributions                                      1,027            178            --            --
   Cost of Shares Redeemed                                                       (9,188)        (3,181)           --            --
-----------------------------------------------------------------------------------------------------------------------------------
   Increase in Net Assets Derived from Class I Transactions                       1,432          3,911            --            --
-----------------------------------------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets Derived from Capital Share
      Transactions                                                                6,584       (231,171)       26,412       (87,422)
-----------------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Net Assets                                        544,983        269,198       440,655       (17,928)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   BEGINNING OF YEAR                                                          3,504,408      3,235,210     1,336,574     1,354,502
-----------------------------------------------------------------------------------------------------------------------------------
   END OF YEAR                                                              $ 4,049,391   $  3,504,408   $ 1,777,229   $ 1,336,574
===================================================================================================================================
   UNDISTRIBUTED NET INVESTMENT INCOME INCLUDED IN NET ASSETS
      AT END OF YEAR                                                        $    63,726   $     53,534   $     5,014   $     5,832
===================================================================================================================================
SHARE TRANSACTIONS:
   CLASS A:
   Shares Issued                                                                 51,249         53,743        19,685        19,358
   Reinvestment of Distributions                                                 17,225          5,583        11,346         8,739
   Shares Redeemed                                                              (67,387)       (77,049)      (28,516)      (32,895)
-----------------------------------------------------------------------------------------------------------------------------------
   Total Class A Transactions                                                     1,087        (17,723)        2,515        (4,798)
-----------------------------------------------------------------------------------------------------------------------------------
   CLASS I:
   Shares Issued                                                                    636            523            --            --
   Reinvestment of Distributions                                                     71             14            --            --
   Shares Redeemed                                                                 (598)          (239)           --            --
-----------------------------------------------------------------------------------------------------------------------------------
   Total Class I Transactions                                                       109            298            --            --
-----------------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Shares Outstanding
      from Share Transactions                                                     1,196        (17,425)        2,515        (4,798)
===================================================================================================================================

Amounts designated as "--" are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.


--------------------------------------------------------------------------------
58    SEI Institutional International Trust / Annual Report / September 30, 2007

Statements of Changes in Net Assets ($ Thousands)

For the years ended September 30,

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                   INTERNATIONAL             EMERGING MARKETS
                                                                                 FIXED INCOME FUND               DEBT FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                   2007           2006          2007          2006
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net Investment Income                                                    $    27,174   $     21,939   $    49,280   $    44,825
   Net Realized Gain (Loss) from Investments,
      Futures Contracts and Swap Contracts                                          (63)        (2,137)       29,974        59,027
   Net Realized Gain (Loss) on Forward Foreign Currency Contracts
      and Foreign Currency Transactions                                           6,587        (55,296)        6,551         6,595
   Net Change in Unrealized Appreciation (Depreciation) on
      Investments, Futures Contracts and Swap Contracts                           2,778         13,924        (1,350)      (34,926)
   Net Change in Unrealized Appreciation (Depreciation) on Forward
      Foreign Currency Contracts, Foreign Currencies, and Translation
      of Other Assets and Liabilities Denominated in Foreign Currencies         (17,307)         6,913          (893)       (2,928)
-----------------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Net Assets Resulting from Operations               19,169        (14,657)       83,562        72,593
-----------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS FROM:
   Net Investment Income:
      Class A                                                                   (15,311)       (26,270)      (51,400)      (72,844)
   Net Realized Gains:
      Class A                                                                        --        (22,930)      (49,606)      (60,041)
-----------------------------------------------------------------------------------------------------------------------------------
   Total Dividends and Distributions                                            (15,311)       (49,200)     (101,006)     (132,885)
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
   CLASS A:
   Proceeds from Shares Issued                                                  191,286        260,279       316,702       415,908
   Reinvestment of Dividends & Distributions                                     14,446         46,434        95,631       126,564
   Cost of Shares Redeemed                                                     (242,751)      (281,876)     (220,630)     (797,682)
-----------------------------------------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets Derived from
      Capital Share Transactions                                                (37,019)        24,837       191,703      (255,210)
-----------------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Net Assets                                        (33,161)       (39,020)      174,259      (315,502)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   BEGINNING OF YEAR                                                            841,903        880,923       828,343     1,143,845
-----------------------------------------------------------------------------------------------------------------------------------
   END OF YEAR                                                              $   808,742   $    841,903   $ 1,002,602   $   828,343
===================================================================================================================================
   UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME
      INCLUDED IN NET ASSETS AT END OF YEAR                                 $     2,460   $    (29,365)  $    17,018   $     8,013
===================================================================================================================================
SHARE TRANSACTIONS:
   CLASS A:
   Shares Issued                                                                 17,707         24,116        28,732        37,501
   Reinvestment of Dividends & Distributions                                      1,344          4,294         8,726        11,643
   Shares Redeemed                                                              (22,446)       (26,076)      (20,042)      (72,592)
-----------------------------------------------------------------------------------------------------------------------------------
   Total Class A Transactions                                                    (3,395)         2,334        17,416       (23,448)
===================================================================================================================================

The accompanying notes are an integral part of the financial statements.


--------------------------------------------------------------------------------
SEI Institutional International Trust / Annual Report / September 30, 2007    59

Financial Highlights

For the years ended September 30, (unless otherwise indicated)

For a Share Outstanding Throughout Each Year

--------------------------------------------------------------------------------

                                       Net Realized
                                                and                               Distributions
            Net Asset          Net       Unrealized                    Dividends           from          Total
                Value,  Investment            Gains            Total    from Net       Realized      Dividends   Net Asset
            Beginning       Income         (Losses)             from  Investment        Capital            and  Value, End   Total
            of Period       (Loss)    on Securities       Operations      Income          Gains  Distributions   of Period  Return+
-----------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND

   CLASS A
   2007       $ 14.07       $ 0.28(1)        $ 2.89(1)        $ 3.17     $ (0.47)       $ (0.59)       $ (1.06)    $ 16.18   23.56%
   2006         12.14         0.24(1)          1.97(1)          2.21       (0.28)            --          (0.28)      14.07   18.50
   2005          9.81         0.16(1)          2.40(1)          2.56       (0.23)            --          (0.23)      12.14   26.33
   2004          8.20         0.10(1)          1.60(1)          1.70       (0.09)            --          (0.09)       9.81   20.74
   2003          6.93         0.08(1)          1.23(1)          1.31       (0.04)            --          (0.04)       8.20   18.91
   CLASS I
   2007       $ 14.04       $ 0.25(1)        $ 2.88(1)        $ 3.13     $ (0.45)       $ (0.59)       $ (1.04)    $ 16.13   23.25%
   2006         12.12         0.23(1)          1.94(1)          2.17       (0.25)            --          (0.25)      14.04   18.20
   2005          9.81         0.14(1)          2.38(1)          2.52       (0.21)            --          (0.21)      12.12   25.86
   2004          8.20         0.10(1)          1.58(1)          1.68       (0.07)            --          (0.07)       9.81   20.54
   2003          6.93         0.09(1)          1.20(1)          1.29       (0.02)            --          (0.02)       8.20   18.65

EMERGING MARKETS EQUITY FUND

   CLASS A
   2007       $ 16.67       $ 0.08(1)        $ 7.22(1)        $ 7.30     $ (0.08)       $ (2.40)       $ (2.48)    $ 21.49   48.27%
   2006         15.94         0.11(1)          2.32(1)          2.43       (0.10)         (1.60)         (1.70)      16.67   16.46
   2005         11.10         0.14(1)          4.80(1)          4.94       (0.10)            --          (0.10)      15.94   44.68
   2004          9.00         0.09(1)          2.03(1)          2.12       (0.02)            --          (0.02)      11.10   23.61
   2003          6.53         0.05(1)          2.42(1)          2.47          --             --             --        9.00   37.83

INTERNATIONAL FIXED INCOME FUND

   CLASS A
   2007       $ 10.86       $ 0.36(1)       $ (0.11)(1)      $  0.25     $ (0.20)       $    --        $ (0.20)    $ 10.91    2.34%
   2006         11.72         0.28(1)         (0.49)(1)        (0.21)      (0.34)         (0.31)         (0.65)      10.86   (1.64)
   2005         12.22         0.28(1)          0.15(1)          0.43       (0.89)         (0.04)         (0.93)      11.72    3.01
   2004         12.45         0.28(1)          0.63(1)          0.91       (0.92)         (0.22)         (1.14)      12.22    7.43
   2003         11.00         0.30(1)          1.53(1)          1.83       (0.33)         (0.05)         (0.38)      12.45   17.05

EMERGING MARKETS DEBT FUND

   CLASS A
   2007       $ 11.28       $ 0.60(1)       $  0.47(1)        $ 1.07     $ (0.65)       $ (0.66)       $ (1.31)    $ 11.04   10.03%
   2006         11.81         0.56(1)          0.34(1)          0.90       (0.80)         (0.63)         (1.43)      11.28    8.68
   2005         10.74         0.66(1)          1.31(1)          1.97       (0.63)         (0.27)         (0.90)      11.81   19.34
   2004         11.15         0.61(1)          0.77(1)          1.38       (0.66)         (1.13)         (1.79)      10.74   13.97
   2003          8.12         0.78(1)          3.01(1)          3.79       (0.76)            --          (0.76)      11.15   49.15

                                                                                           Ratio of
                                                                   Ratio of                Expenses
                                                                Expenses to              to Average     Ratio of Net
                                                                Average Net              Net Assets       Investment
                                           Ratio of                  Assets              (Excluding           Income
                          Net Assets       Expenses              (Excluding             Waivers and           (Loss)   Portfolio
                       End of Period     to Average               Fees Paid               Fees Paid       to Average    Turnover
                       ($ Thousands)    Net Assets*           Indirectly)**           Indirectly)**       Net Assets       Rate+
---------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND

   CLASS A
   2007                  $ 4,032,236           1.32%(2)(3)             1.33%(2)(3)             1.33%(2)         1.85%        172%
   2006                    3,491,007           1.32(2)                 1.33(2)                 1.33(2)          1.85         118
   2005                    3,227,258           1.24                    1.24                    1.24             1.50          80
   2004                    2,705,544           1.26                    1.26                    1.26             1.06          44
   2003                    2,258,034           1.28                    1.28                    1.32             1.12          87

   CLASS I
   2007                  $    17,155           1.57%(2)(3)             1.58%(2)(3)             1.58%(2)         1.66%        172%
   2006                       13,401           1.59(2)                 1.59(2)                 1.59(2)          1.77         118
   2005                        7,952           1.49                    1.49                    1.49             1.28          80
   2004                        5,757           1.51                    1.51                    1.51             1.06          44
   2003                        2,061           1.53                    1.53                    1.57             1.15          87

EMERGING MARKETS EQUITY FUND

   CLASS A
   2007                  $ 1,777,229           1.97%(3)                1.97%(3)                2.05%            0.44%         79%
   2006                    1,336,574           1.96                    1.97                    2.06             0.65          65
   2005                    1,354,502           1.95                    1.96                    2.05             1.05          69
   2004                    1,039,735           1.95                    1.95                    2.12             0.84          88
   2003                      936,560           1.95                    1.95                    2.14             0.71          69

INTERNATIONAL FIXED INCOME FUND

   CLASS A
   2007                  $   808,742           1.02%(3)                1.02%(3)                1.04%            3.29%        215%
   2006                      841,903           1.01                    1.01                    1.03             2.61         194
   2005                      880,923           1.00                    1.00                    1.04             2.24         145
   2004                      907,633           1.00                    1.00                    1.04             2.27         224
   2003                      865,698           1.00                    1.00                    1.06             2.60         216

EMERGING MARKETS DEBT FUND

   CLASS A
   2007                  $ 1,002,602           1.37%(3)                1.37%(3)                1.79%            5.47%         81%
   2006                      828,343           1.36                    1.36                    1.78             5.03         108
   2005                    1,143,845           1.35                    1.35                    1.79             6.03          85
   2004                      765,483           1.35                    1.35                    1.79             5.91          77
   2003                      565,237           1.35                    1.35                    1.80             7.98         127

*     Includes Fees Paid Indirectly.

**    See Note 3 in Notes to Financial Statements.

+ Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(1) Per share net investment income (loss) and net realized and unrealized gains/(losses) calculated using average shares.

(2) The expense ratio includes interest expense on reverse repurchase agreements. Had this expense been excluded, the ratios for Class A and I shares would have been 1.24% and 1.49%, respectively.

(3) The expense ratio includes overdraft fees. Had this expense been excluded, the ratios would have been 1.32%, 1.57%, 1.96%, 1.01%, and 1.36% for the International Equity Fund Class A, the International Equity Fund Class I, the Emerging Markets Equity Fund, the International Fixed Income Fund, and the Emerging Markets Debt Fund, respectively.

Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.


--------------------------------------------------------------------------------
60    SEI Institutional International Trust / Annual Report / September 30, 2007

NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements

September 30, 2007

1. ORGANIZATION

SEI Institutional International Trust (the "Trust") was organized as a Massachusetts business trust under a Declaration of Trust dated June 30, 1988. The operations of the Trust commenced on December 20, 1989.

The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company with five funds: the International Equity Fund, the Tax-Managed International Equity Fund, the Emerging Markets Equity Fund, the International Fixed Income Fund and the Emerging Markets Debt Fund (together the "Funds"). The Trust's prospectuses provide a description of each Fund's investment objectives, policies, and strategies. The Trust is registered to offer Class A shares of each of the Funds and the International Equity Fund is registered to offer Class I shares.

As of September 30, 2007, the Tax-Managed International Equity Fund had not yet commenced operations.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds.

USE OF ESTIMATES -- The preparation of financial statements, in conformity with U.S. generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION -- Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. Debt securities are priced based upon valuations provided by independent, third-party pricing agents, if available. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Funds seek to obtain a bid price from at least one independent broker.

Securities for which market prices are not "readily available" are valued in accordance with Fair Value Procedures established by the Trust's Board of Trustees (the "Board"). The Trust's Fair Value Procedures are implemented through a Fair Value Committee (the "Committee") designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when, under normal conditions, it would be open; or the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security's last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates net asset value if an event that could materially affect the value of those securities (a "Significant Event") has occurred between the time of the security's last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the adviser or sub-adviser of a Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates net asset value, it may request that a Committee Meeting be called. In addition, the Funds' administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time the Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the administrator, the administrator notifies the adviser or sub-adviser for any Fund holding the relevant securities that such limits have been exceeded. In such event, the adviser or sub-adviser makes the determination whether a Committee Meeting should be called based on the information provided.


--------------------------------------------------------------------------------
SEI Institutional International Trust / Annual Report / September 30, 2007    61

NOTES TO FINANCIAL STATEMENTS

The International Equity Fund and Emerging Markets Equity Fund also use a third-party fair valuation vendor. The vendor provides a fair value for foreign securities held by these Funds based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security). Values from the fair value vendor are applied in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Committee. The Committee has also established a "confidence interval" which is used to determine the level of historical correlation between the value of a specific foreign security and movements in the U.S. market before a particular security will be fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the International Equity Fund and Emerging Markets Equity Fund will value the non-U.S. securities in their portfolios that exceed the applicable "confidence interval" based upon the adjusted prices provided by the fair valuation vendor.

REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by the custodian bank until maturity of the repurchase agreements. Provisions of the repurchase agreements and the Trust's policies require that the market value of the collateral, including accrued interest thereon, is sufficient to cover principal and interest in the event of default by the counterparty. The Funds may also invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained by the broker's custodian bank in a segregated account until maturity of the repurchase agreement. Tri-party repurchase agreements purchased as collateral for securities on loan are maintained by the applicable securities lending agent (see Note 7). Provisions of the agreements require that the market value of the collateral, including accrued interest thereon, is sufficient to cover principal and interest in the event of default by the counterparty to the repurchase agreement. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

REVERSE REPURCHASE AGREEMENTS -- The International Equity and Emerging Markets Equity Funds may issue reverse repurchase agreements. A reverse repurchase agreement involves the sale of portfolio assets together with an agreement to repurchase the same assets later at a fixed price. Additional assets are maintained in an account with the broker. The segregated assets may consist of cash, U.S. Government securities, or other liquid securities at least equal in value to the obligations under the reverse repurchase agreements. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds under the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the obligation to repurchase the securities. For the year ended September 30, 2007, there were no outstanding reverse repurchase agreements.

FOREIGN CURRENCY TRANSLATION -- The books and records of the Funds investing in international securities are maintained in U.S. dollars on the following basis:

(I) market value of investment securities, assets and liabilities at the current rate of exchange; and

(II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

The Funds report certain foreign-currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

FORWARD FOREIGN CURRENCY CONTRACTS -- The Funds may enter into forward foreign currency contracts as hedges against either specific transactions, fund positions or anticipated fund positions. All commitments are "marked-to-market" daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The Funds realize gains and losses at the time forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the year are recognized as ordinary income or loss for federal income tax purposes. The Funds could be exposed to risk if the counterparties to the contracts are unable to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Finally, the risk exists that losses could exceed amounts disclosed on the Statement of Assets and Liabilities.

FUTURES CONTRACTS -- The International Equity Fund, the International Fixed Income Fund and the Emerging Markets Debt Fund utilized futures contracts during the year ended September 30, 2007. The Funds' investment in these futures contracts is designed to enable the Funds to more closely approximate the performance of their


--------------------------------------------------------------------------------
62 SEI Institutional International Trust / Annual Report / September 30, 2007 benchmark indices. Initial margin deposits of cash or securities are made upon entering into futures contracts. The contracts are "marked-to-market" daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized losses or gains are incurred. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the contract.

Risks related to futures contracts include the possibility that there may not be a liquid market for the contracts, that the changes in the value of the contract may not directly correlate with changes in the value of the underlying securities, and that the counterparty to a contract may default on its obligation to perform. The notional amount presented in the Schedule of Investments in the International Equity Fund, the International Fixed Income Fund and the Emerging Markets Debt Fund represents the Fund's total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund's net assets.

Finally, the risk exists that losses could exceed amounts disclosed on the Statement of Assets and Liabilities.

EQUITY-LINKED WARRANTS -- The International Equity and Emerging Markets Equity Funds each may invest in equity-linked warrants. The Fund purchases the equity-linked warrants from a broker, who in turn purchases shares in the local market and issues a call warrant hedged on the underlying holding. If the Fund exercises its call and closes its position, the shares are sold and the warrant redeemed with the proceeds. Each warrant represents one share of the underlying stocks, therefore the price, performance and liquidity of the warrant are all directly linked to the underlying stock. The warrants can be redeemed for 100% of the value of the underlying stock, less transaction costs. In addition to the market risk of the underlying holding, the Fund bears additional counterparty risk to the issuing broker. There is currently no active trading market for equity-linked warrants.

SWAP AGREEMENTS -- A swap agreement is a two-party contract under which an agreement is made to exchange returns from predetermined investments or instruments, including a particular interest rate, foreign currency, or "basket" of securities representing a particular index. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. Credit-default swaps involve periodic payments by the Fund or counterparty based on a specified rate multiplied by a notional amount assigned to an underlying debt instrument or group of debt instruments in exchange for the assumption of credit risk on the same instruments. In the event of a credit event, usually in the form of a credit rating downgrade, the party receiving periodic payments (i.e. floating rate payer) must pay the other party (i.e. fixed rate payer) an amount equal to the outstanding principal of the downgraded debt instrument, and also take possession of the instrument. Total return swaps allow an investor to benefit from the cash flow without actually owning the underlying security. The investor must pay any decline in value to the counterparty at the end of the total return swap. However, the investor does not need to make a payment if there is no decline in price. Payments can be made on various indices, bonds (i.e. mortgage-backed securities, bank debt and corporate), loans or commodities. The value of a total return swap is equal to the change in value of the underlying assets versus the accrued income payment based on LIBOR or some other form of indices on the notional amount. In connection with swap agreements, securities may be set aside as collateral by the Fund's custodian. A Fund may enter into swap agreements in order to, among other things, change the maturity or duration of the investment portfolio, to protect the Fund's value from changes in interest rates, or to expose a Fund to a different security or market.

Swaps are marked-to-market daily based upon quotations from market makers and the resulting changes in market values, if any, are recorded as an unrealized gain or loss in the Statement of Operations. Net payments of interest are recorded as realized gains or losses.

Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest rates. Risks also arise from potential losses from adverse market movements. In connection with outstanding credit-default swaps as of September 30, 2007, the Emerging Markets Debt Fund has deposits in the amount of $43,689,118 with the counterparty as collateral.

OPTIONS WRITTEN/PURCHASED -- The Funds may invest in financial options contracts to add return or to hedge their existing portfolio securities, or securities that the Funds intend to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. When the Fund writes or purchases an option, an amount


--------------------------------------------------------------------------------
SEI Institutional International Trust / Annual Report / September 30, 2007    63
equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from purchasing or writing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss.

The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in purchasing an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

Finally, the risk exists that losses could exceed amounts disclosed on the Statement of Assets and Liabilities.

Written options transactions entered into during the year ended September 30, 2007, are summarized as follows:

--------------------------------------------------------------------------------
                           INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
                                                      Number of        Premium
                                                      Contracts   ($ Thousands)
--------------------------------------------------------------------------------
Balance at the beginning of year                            442           $ 232
Written                                                      93              15
Expired                                                    (442)           (232)
--------------------------------------------------------------------------------
Balance at the end of year                                   93           $  15
--------------------------------------------------------------------------------

DELAYED DELIVERY TRANSACTIONS -- Funds may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Fund will set aside liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security.

LOAN PARTICIPATIONS AND BRADY BONDS -- The Emerging Markets Debt Fund (the "Fund") invests in U.S. dollar-denominated fixed- and floating-rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the sovereign borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation.

Certain debt obligations, customarily referred to as "Brady Bonds," are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury Nicholas F. Brady. Brady Bonds have only been issued since 1989, and, accordingly, do not have a long payment history. They are issued by governments that may have previously defaulted on the loans being restructured by the Brady Bonds, so they are subject to the risk of default by the issuer. They may be fully or partially collateralized or uncollateralized and issued in various currencies.

ILLIQUID SECURITIES -- A security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days or less for its approximate carrying value on the books of the Funds. Valuations of illiquid securities may differ significantly from the values that would have been used had an active market value for these securities existed.


--------------------------------------------------------------------------------
64    SEI Institutional International Trust / Annual Report / September 30, 2007

CLASSES -- Class-specific expenses are borne by that class. Income, non-class specific expenses, and realized and unrealized gains/losses are allocated to the respective classes on the basis of relative daily net assets.

EXPENSES -- Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Funds on the basis of relative daily net assets.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The International Equity, Emerging Markets Equity and International Fixed Income Funds will distribute substantially all of their net investment income and all net realized capital gains, if any, at least annually. The Emerging Markets Debt Fund will distribute substantially all of its net investment income, if any, at least quarterly and all net realized gains, if any, at least annually. All dividends and distributions are recorded on ex-dividend date.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date of the security purchase or sale. Costs used in determining net realized capital gains and losses on the sale of investment securities are those of the specific securities sold. Purchase discounts and premiums on securities held by the Funds are accreted and amortized to maturity using the scientific-interest method, which approximates the effective interest method. Dividend income is recognized on the ex-dividend date and interest income is recognized using the accrual method.

3. ADMINISTRATION, INVESTMENT ADVISORY AND DISTRIBUTION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

ADMINISTRATION & TRANSFER AGENCY AGREEMENT -- The Trust and SEI Investments Global Funds Services (the "Administrator") are parties to an amended and restated Administration and Transfer Agency Agreement dated December 10, 2003 under which the Administrator provides administrative and transfer agency services to the Funds for annual fees, based on the average daily net assets of the respective funds, as presented below:

International Equity Fund                       0.45%
Emerging Markets Equity Fund                    0.65%
International Fixed Income Fund                 0.60%
Emerging Markets Debt Fund                      0.65%

However, the Administrator has voluntarily agreed to waive its fee so that the total annual expenses of each Fund will not exceed certain expense limitations adopted by the Administrator as presented below. In the event that the total annual expenses of a Fund, after reflecting a waiver of all fees by the Administrator, exceed the specific limitation, the Administrator has agreed to bear such excess. Any such waiver is voluntary and may be terminated at any time at the Administrator's sole discretion. At September 30, 2007, there were no such waivers in each Fund.

--------------------------------------------------------------------------------
             International           Emerging    International        Emerging
                    Equity     Markets Equity     Fixed Income    Markets Debt
                      Fund               Fund             Fund            Fund
--------------------------------------------------------------------------------
Class A                1.29%*+           1.96%+           1.01%+          1.36%+
Class I                1.54%*+             --               --              --

* Effective June 23, 2006 the expense cap excludes interest expense on reverse repurchase agreements.

+     The expense cap excludes overdraft fees.

INVESTMENT ADVISORY AGREEMENT --SEI Investments Management Corporation ("SIMC") acts as the Investment Adviser for the Funds under an amended and restated Investment Advisory Agreement dated December 17, 2002 under which SIMC receives annual fees, based on the average daily net assets of the respective funds, as presented below:

International Equity Fund                      0.505%
Emerging Markets Equity Fund                   1.050%
International Fixed Income Fund                0.150%
Emerging Markets Debt Fund                     0.850%

However, SIMC has also voluntarily agreed to waive its fee so that the total annual expenses of each Fund will not exceed certain expense limitations adopted by the Adviser as presented above.

As of September 30, 2007, SIMC has entered into Investment Sub-Advisory Agreements with the following parties:

--------------------------------------------------------------------------------

Investment Sub-Adviser
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
AllianceBernstein L.P.
AXA Rosenberg Investment Management LLC
Capital Guardian Trust Company
Fuller & Thaler Asset Management, Inc.
McKinley Capital Management, Inc.
Quantitative Management Associates LLC
Record Currency Management Limited
Smith Breeden Associates, Inc.

EMERGING MARKETS EQUITY FUND
AllianceBernstein L.P.
AXA Rosenberg Investment Management LLC
Emerging Markets Management, LLC
PanAgora Asset Management, Inc.*
Rexiter Capital Management Limited
The Boston Company Asset
   Management LLC

*     As of September 30, 2007, the sub-adviser was not yet funded.


--------------------------------------------------------------------------------
SEI Institutional International Trust / Annual Report / September 30, 2007    65

--------------------------------------------------------------------------------

Investment Sub-Adviser
--------------------------------------------------------------------------------
INTERNATIONAL FIXED INCOME FUND
AllianceBernstein L.P.
BlackRock Financial Management, Inc.
Fidelity International Investment Advisors (UK) Limited
   delegates to Fidelity International Investment Advisors
Record Currency Management Limited

EMERGING MARKETS DEBT FUND
Ashmore Investment Management Limited
ING Investment Management Company
Stone Harbor Investment Partners LP

Under the investment sub-advisory agreements, each party receives an annual fee, paid by SIMC.

SEI Investments Distribution Co. (the "Distributor"), a wholly owned subsidiary of SEI Investments Company ("SEI") and a registered broker-dealer, acts as the Distributor of the shares of the Trust under an amended and restated Distribution Agreement dated September 16, 2002. The Trust has adopted plans under which firms, including the Distributor, that provide shareholder and administrative services may receive compensation therefrom. Such plans provide fees payable to the Distributor equal to the following amounts, calculated as a percentage of the average daily net assets attributable to each particular class of each respective fund.

--------------------------------------------------------------------------------
                                                   Shareholder   Administrative
                                                Servicing Fees   Servicing Fees
--------------------------------------------------------------------------------
International Equity Fund
   Class A                                                0.25%              --
   Class I                                                0.25%            0.25%
Emerging Markets Equity Fund
   Class A                                                0.25%              --
International Fixed Income Fund
   Class A                                                0.25%              --
Emerging Markets Debt Fund
   Class A                                                0.25%              --

The Distribution Agreement between the Distributor and the Trust provides that the Distributor may receive compensation on fund transactions effected for the Trust in accordance with the rules of the Securities and Exchange Commission ("SEC"). Accordingly, it is expected that fund transactions may result in brokerage commissions being paid to the Distributor. The SEC rules require that such commissions not exceed usual and customary commissions. For the year ended September 30, 2007, the Distributor received no brokerage commissions.

Under both the Shareholder Servicing Plans and Administrative Service Plan, the Distributor may retain as profit any difference between the fee it receives and the amount it pays to third parties.

However, the Distributor has also voluntarily agreed to waive its fee so that the total annual expenses of each Fund will not exceed certain expense limitations adopted by the Distributor as presented above.

For the year ended September 30, 2007, the Distributor retained 100% of both Shareholder Servicing fees, less the waiver, and Administration Servicing fees.

INVESTMENT IN AFFILIATED SECURITY -- The Funds may invest cash collateral from the securities lending program in the SEI Liquidity Fund LP.

PAYMENT TO AFFILIATES -- Certain Officers and Trustees of the Trust are also Officers and/or Trustees of the Administrator or SEI Investments Management Corporation ("SIMC") (the "Adviser"), a wholly owned subsidiary of SEI. The Trust pays each unaffiliated Trustee an annual fee for attendance at quarterly, interim, and committee meetings. The Administrator or the Adviser pays compensation of Officers and affiliated Trustees.

A portion of the services provided by the Chief Compliance Officer ("CCO") and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust's Advisers and service providers as required by SEC regulations. The CCO's services have been approved by and are reviewed by the Board.

FEES PAID INDIRECTLY -- The Funds may direct certain fund trades to the Distributor who pays a portion of the Fund's expenses. Accordingly, the expenses reduced, which were used to pay third party expenses, and the effect on the Fund's expense ratio, as a percentage of the Fund's average daily net assets for the year ended September 30, 2007, can be found on the Statement of Operations and Financial Highlights, respectively.


--------------------------------------------------------------------------------
66    SEI Institutional International Trust / Annual Report / September 30, 2007

4. INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale and maturity of securities, other than short-term investments, during the year ended September 30, 2007, were as follows:

--------------------------------------------------------------------------------
                                                Purchases   Sales and Maturities
                                            ($ Thousands)          ($ Thousands)
--------------------------------------------------------------------------------
International Equity Fund
   US Government                            $   2,985,233   $          3,068,651
   Other                                        3,475,488              3,701,726
Emerging Markets Equity Fund
   US Government                                       --                     --
   Other                                        1,180,679              1,359,355
International Fixed Income Fund
   US Government                                  153,566                 99,669
   Other                                        1,228,374              1,340,938
Emerging Markets Debt Fund
   US Government                                   16,689                 16,690
   Other                                          684,526                632,835

5. FEDERAL TAX INFORMATION:

It is each Fund's intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income (including net capital gains). Accordingly, no provision for Federal income taxes is required.

The Funds may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Funds accrue such taxes when the related income is earned.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These differences, which may result in distribution reclassifications, are primarily due to foreign currency gains and losses, passive foreign investment companies gains and losses, equalization, disallowance of net operating loss and swap reclassifications, and prior year adjustments. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise.

Accordingly, the following permanent differences have been reclassified to/from the following accounts as of September 30, 2007:

--------------------------------------------------------------------------------
                                   Undistributed     Accumulated
                                  Net Investment        Realized        Paid-in-
                                   Income/(Loss)     Gain/(Loss)         Capital
                                   ($ Thousands)   ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
International Equity Fund         $       58,472   $    (104,202)  $      45,730
Emerging Markets Equity Fund                (923)        (45,980)         46,903
International Fixed Income Fund           19,962          (5,675)        (14,287)
Emerging Markets Debt Fund                11,125         (15,072)          3,947

These reclassifications had no impact on the net assets or net asset value of the Funds.

The International Equity, Emerging Markets Equity and Emerging Markets Debt Funds utilized earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes.

The tax character of dividends and distributions declared during the last two fiscal years was as follows:

--------------------------------------------------------------------------------
                                                      Long-Term
                                 Ordinary Income    Capital Gain          Totals
                                   ($ Thousands)   ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
International
   Equity Fund            2007   $       136,952   $     126,960   $     263,912
                          2006            72,034              --          72,034

Emerging Markets
   Equity Fund            2007            45,745         149,527         195,272
                          2006            17,376         118,635         136,011

International Fixed
   Income Fund            2007            15,311              --          15,311
                          2006            36,979          12,221          49,200

Emerging Markets
   Debt Fund              2007            64,597          36,409         101,006
                          2006            89,598          43,287         132,885

As of September 30, 2007, the components of Distributable Earnings/(Accumulated Losses) were as follows:

-------------------------------------------------------------------------------------------------
                                                                                           Post-
                                  Undistributed    Undistributed         Capital         October
                                       Ordinary        Long-Term            Loss        Currency
                                         Income     Capital Gain   Carryforwards          Losses
                                  ($ Thousands)    ($ Thousands)   ($ Thousands)   ($ Thousands)
-------------------------------------------------------------------------------------------------
International Equity Fund         $     249,837   $      225,673   $          --   $          --
Emerging Markets Equity Fund             73,361          222,929              --              --
International Fixed Income Fund              --               --          (4,224)         (4,917)
Emerging Markets Debt Fund               38,621            7,559              --              --

-------------------------------------------------------------------------------------------------
                                                      Unrealized           Other           Total
                                                    Appreciation       Temporary   Distributable
                                                  (Depreciation)     Differences       Earnings/
                                                   ($ Thousands)   ($ Thousands)   ($ Thousands)
-------------------------------------------------------------------------------------------------
International Equity Fund                         $      701,167   $         789   $   1,177,466
Emerging Markets Equity Fund                             541,390              --         837,680
International Fixed Income Fund                           (1,416)         15,979           5,422
Emerging Markets Debt Fund                                61,317         (10,776)         96,721


--------------------------------------------------------------------------------
SEI Institutional International Trust / Annual Report / September 30, 2007    67

Post-October losses represent losses realized on investment or foreign currency transactions from November 1, 2006 through September 30, 2007 that, in accordance with Federal income tax regulations, the Funds defer and treat as having arisen in the following fiscal year. For Federal income tax purposes, capital losses may be carried forward and applied against future capital gains as follows:

--------------------------------------------------------------------------------
                                                                   Total Capital
                                                                            Loss
                                                         Expires    Carryforward
                                                            2015        09/30/07
                                                   ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
International Fixed Income Fund                    $       4,224   $       4,224

For tax purposes, the losses in the Funds can be carried forward for a maximum of eight years to offset any net realized capital gains.

The Federal tax cost, aggregate gross unrealized appreciation and depreciation on total investments at September 30, 2007 for each Fund is as follows:

------------------------------------------------------------------------------------
                                           Aggregate       Aggregate
                                               Gross           Gross             Net
                             Federal      Unrealized      Unrealized      Unrealized
                            Tax Cost    Appreciation    Depreciation    Appreciation
                       ($ Thousands)   ($ Thousands)   ($ Thousands)   ($ Thousands)
------------------------------------------------------------------------------------
International Equity
   Fund                $   4,114,047   $     805,967   $    (104,857)  $     701,110

Emerging Markets
   Equity Fund             1,350,696         566,583         (23,228)        543,355

International Fixed
   Income Fund               803,577          25,972         (11,590)         14,382

Emerging Markets
   Debt Fund                 963,712          77,732         (18,203)         59,529

6. CONCENTRATION/RISKS

Each Fund invests in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States, as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries. The International Fixed Income Fund and Emerging Markets Debt Fund invest in debt securities, the market value of which may change in response to interest rate changes. Also, the ability of the issuers of debt securities held by the International Fixed Income Fund and Emerging Markets Debt Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

Certain securities held by the Funds are valued on the basis of a price provided by a principal market maker. The prices provided by the principal market makers are estimates that may differ from the value that would be realized if the securities were sold. At September 30, 2007, the total value of these securities represented approximately 6% of the net assets of the Emerging Markets Debt Fund.

Forward foreign currency contracts, futures contracts, and swap agreement contracts involve risk of loss in excess of the amounts recognized in the Statement of Assets and Liabilities to the extent of the contract amounts.

In the normal course of business, the Funds enter into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Funds' maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

7. SECURITIES LENDING

Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans may not exceed 33(1)/3% of the total asset value of the Fund (including the loan collateral). No Fund will lend portfolio securities to its investment adviser, sub-adviser or their affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, corporate obligations, asset-backed securities, repurchase agreements or master notes. The value of the collateral is at least equal to the market value of the securities loaned. However, due to market fluctuations, the value of securities loaned on a particular day may, during the course of the day, exceed the value of collateral. On each business day, the amount of collateral is adjusted based on the prior day's market fluctuations and the current day's lending activity. Income from lending activity is determined by the amount of interest earned on collateral, less any amounts payable to the borrowers of the securities and the lending agent. Lending securities involves certain risks, including the risk that the Fund may be delayed or prevented from recovering the collateral if the borrower fails to return the securities.

Cash collateral received in connection with securities lending is invested in short-term investments by the lending agent. These investments may include repurchase agreements, which are collateralized by United States Treasury and Government Agency securities, high-quality, short-term instruments, such as floating rate


--------------------------------------------------------------------------------
68    SEI Institutional International Trust / Annual Report / September 30, 2007
notes, commercial paper, and private placements with an average weighted maturity not to exceed 60 days and a maturity date not to exceed 397 days and the SEI Liquidity Fund, L.P.

8. NEW ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board ("FASB") issued FASB interpretation 48 ("FIN 48"), "ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES." This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective as of the beginning of the first fiscal year beginning after December 15, 2006. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more-likely-than-not to be sustained as of the adoption date. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in fund asset calculations as late as the fund's last net asset value calculation in the first required financial statement reporting period. As a result of adoption, the Funds will incorporate FIN 48 in its semi-annual report of March 31, 2008. As of September 30, 2007, the Funds do not anticipate a material impact to the financial statements. However, management's conclusions regarding FIN 48 could change in the future to the extent there are changes in tax laws and/or additional guidance from the IRS regarding interpretations of the existing laws.

In September 2006, the Financial Accounting Standards Board (FASB) issued STATEMENT ON FINANCIAL ACCOUNTING STANDARDS (SFAS) NO. 157, "FAIR VALUE MEASUREMENTS." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of September 30, 2007, the Funds do not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported in the financial statements for a fiscal period.

9. OTHER MATTERS

Due to the volatility in the fixed income and equity markets, the market value of some of the Fund's holdings may currently be lower than shown in the Schedules of Investments ("SOI"). The values shown in the SOI's were the market values as of September 30, 2007 and do not reflect any market events after September 30, 2007.


--------------------------------------------------------------------------------
SEI Institutional International Trust / Annual Report / September 30, 2007    69

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of SEI Institutional International Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of SEI Institutional International Trust, comprising the International Equity, Emerging Markets Equity, International Fixed Income and Emerging Markets Debt Funds (collectively, the "Funds"), as of September 30, 2007, and the related statements of operations for the year then ended, and the changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years or periods in the three-year period ended September 30, 2005, were audited by other auditors, whose report dated November 29, 2005, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2007, by correspondence with custodians and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds comprising SEI Institutional International Trust as of September 30, 2007, and the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                        /s/ KMPG LLP

Philadelphia, Pennsylvania

November 27, 2007


--------------------------------------------------------------------------------
70    SEI Institutional International Trust / Annual Report / September 30, 2007

TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)
The following chart lists Trustees and Officers as of November 15, 2007.

Set forth below are the names, addresses, ages, position with the Trust, Term of Office and Length of Time Served, the principal occupations for the last five years, number of portfolios in fund complex overseen by trustee, and other directorships outside the fund complex of each of the persons currently serving as Trustees and Officers of the Trust. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-342-5734.

------------------------------------------------------------------------------------------------------------------------------------
                                         TERM OF                                        NUMBER OF
                                          OFFICE                                        PORTFOLIOS
                                           AND                  PRINCIPAL                IN FUND
           NAME           POSITION(S)   LENGTH OF             OCCUPATION(S)              COMPLEX           OTHER DIRECTORSHIPS
         ADDRESS,         HELD WITH       TIME                 DURING PAST               OVERSEEN                HELD BY
         AND AGE            TRUSTS       SERVED 1              FIVE YEARS              BY TRUSTEE 2              TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
-------------------
Robert A. Nesher           Chairman     since 1982   Currently performs various             77        Trustee of The Advisors'
One Freedom                 of the                   services on behalf of SEI for                    Inner Circle Fund, The
Valley Drive,              Board of                  which Mr. Nesher is                              Advisors' Inner Circle Fund
Oaks, PA 19456             Trustees*                 compensated.                                     II, Bishop Street Funds,
61 yrs. old                                                                                           Director of SEI Global
                                                                                                      Master Fund, plc, SEI Global
                                                                                                      Assets Fund, plc, SEI Global
                                                                                                      Investments Fund, plc, SEI
                                                                                                      Investments Global, Limited,
                                                                                                      SEI Investments -- Global
                                                                                                      Fund Services, Limited, SEI
                                                                                                      Investments (Europe),
                                                                                                      Limited, SEI Investments --
                                                                                                      Unit Trust Management (UK),
                                                                                                      Limited, SEI Global Nominee
                                                                                                      Ltd., SEI Opportunity Master
                                                                                                      Fund, L.P., SEI Opportunity
                                                                                                      Fund, L.P., SEI
                                                                                                      Multi-Strategy Funds plc.,
                                                                                                      SEI Structured Credit Fund,
                                                                                                      L.P. and SEI Alpha Strategy
                                                                                                      Portfolios, LP
------------------------------------------------------------------------------------------------------------------------------------
William M. Doran           Trustee*    since 1982    Self-employed consultant since         77        Trustee of The Advisors'
1701 Market Street                                   2003. Partner, Morgan, Lewis &                   Inner Circle Fund, The
Philadelphia, PA                                     Bockius LLP (law firm) from                      Advisors' Inner Circle Fund
19103                                                1976 to 2003, counsel to the                     II, Bishop Street Funds,
67 yrs. old                                          Trust, SEI, SIMC, the                            Director of SEI since 1974.
                                                     Administrator and the                            Director of the Distributor
                                                     Distributor. Secretary of SEI                    since 2003. Director of SEI
                                                     since 1978.                                      Investments -- Global Fund
                                                                                                      Services, Limited, SEI
                                                                                                      Investments Global, Limited,
                                                                                                      SEI Investments (Europe),
                                                                                                      Limited, SEI Investments
                                                                                                      (Asia), Limited, SEI Asset
                                                                                                      Korea Co., Ltd. and SEI
                                                                                                      Alpha Strategy Portfolios, LP
------------------------------------------------------------------------------------------------------------------------------------
TRUSTEES
--------
F. Wendell Gooch           Trustee     since 1982    Retired                                77        Trustee of STI Classic Funds
One Freedom                                                                                           and STI Classic Variable
Valley Drive,                                                                                         Trust.
Oaks, PA 19456
74 yrs. old
------------------------------------------------------------------------------------------------------------------------------------
James M. Storey            Trustee     since 1995    Attorney, sole practitioner            77        Trustee of The Advisors'
One Freedom                                          since 1994. Partner, Dechert                     Inner Circle Fund, The
Valley Drive,                                        Price & Rhoads, September                        Advisors' Inner Circle Fund
Oaks, PA 19456                                       1987-December 1993.                              II, Bishop Street Funds,
76 yrs. old                                                                                           Massachusetts Health and
                                                                                                      Education Tax- Exempt Trust,
                                                                                                      U.S. Charitable Gift Trust
                                                                                                      and SEI Alpha Strategy
                                                                                                      Portfolios, LP
------------------------------------------------------------------------------------------------------------------------------------

* MESSRS. NESHER AND DORAN ARE TRUSTEES WHO MAY BE DEEMED AS "INTERESTED" PERSONS OF THE TRUST AS THAT TERM IS DEFINED IN THE 1940 ACT BY VIRTUE OF THEIR AFFILIATION WITH SIMC AND THE TRUST'S DISTRIBUTOR.

1 EACH TRUSTEE SHALL HOLD OFFICE DURING THE LIFETIME OF THIS TRUST UNTIL THE ELECTION AND QUALIFICATION OF HIS OR HER SUCCESSOR, OR UNTIL HE OR SHE SOONER DIES, RESIGNS OR IS REMOVED IN ACCORDANCE WITH THE TRUST'S DECLARATION OF TRUST.

2 THE FUND COMPLEX INCLUDES THE FOLLOWING: SEI ASSET ALLOCATION TRUST, SEI DAILY INCOME TRUST, SEI INSTITUTIONAL INVESTMENTS TRUST, SEI INSTITUTIONAL INTERNATIONAL TRUST, SEI INSTITUTIONAL MANAGED TRUST, SEI LIQUID ASSET TRUST, SEI TAX EXEMPT TRUST AND SEI ALPHA STRATEGY PORTFOLIOS, LP.


--------------------------------------------------------------------------------
SEI Institutional International Trust / Annual Report / September 30, 2007    71

TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
                                         TERM OF                                        NUMBER OF
                                          OFFICE                                        PORTFOLIOS
                                           AND                  PRINCIPAL                IN FUND
           NAME           POSITION(S)   LENGTH OF             OCCUPATION(S)              COMPLEX           OTHER DIRECTORSHIPS
         ADDRESS,         HELD WITH       TIME                 DURING PAST               OVERSEEN                HELD BY
         AND AGE            TRUSTS       SERVED 1              FIVE YEARS              BY TRUSTEE 2              TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
TRUSTEES (CONTINUED)
--------------------
George J. Sullivan, Jr.     Trustee     since 1996   Self-Employed Consultant,              77        Trustee of The Advisors'
One Freedom                                          Newfound Consultants Inc.                        Inner Circle Fund, The
Valley Drive                                         since April 1997.                                Advisors' Inner Circle Fund
Oaks, PA 19456                                                                                        II, Bishop Street Funds,
65 yrs. old                                                                                           State Street Navigator
                                                                                                      Securities Lending Trust, SEI
                                                                                                      Opportunity Master Fund,
                                                                                                      L.P., SEI Opportunity Fund,
                                                                                                      L.P., SEI Structured Credit
                                                                                                      Fund, L.P. and SEI Alpha
                                                                                                      Strategy Portfolios, LP
------------------------------------------------------------------------------------------------------------------------------------
Rosemarie B. Greco          Trustee     since 1999   Director, Governor's Office of         77        Director, Sonoco, Inc.;
One Freedom`                                         Health Care Reform,                              Director, Exelon Corporation;
Valley Drive                                         Commonwealth of Pennsylvania                     Trustee, Pennsylvania Real
Oaks, PA 19456                                       since 2003. Founder and                          Estate Investment Trust and
61 yrs. old                                          Principal, Grecoventures Ltd.                    SEI Alpha Strategy
                                                     from 1999 to 2002.                               Portfolios, LP
------------------------------------------------------------------------------------------------------------------------------------
Nina Lesavoy                Trustee     since 2003   Managing Partner, Cue Capital          77        Director of SEI Opportunity
One Freedom                                          since March 2002, Managing                       Master Fund, L.P., SEI
Valley Drive,                                        Partner and Head of Sales,                       Opportunity Fund, L.P., SEI
Oaks, PA 19456                                       Investorforce, March                             Structured Credit Fund, L.P.
50 yrs. old                                          2000-December 2001; Global                       and SEI Alpha Strategy
                                                     Partner working for the CEO,                     Portfolios, LP
                                                     Invesco Capital, January
                                                     1998-January 2000. Head of
                                                     Sales and Client Services,
                                                     Chancellor Capital and later
                                                     LGT Asset Management,
                                                     1986-2000.
------------------------------------------------------------------------------------------------------------------------------------
James M. Williams           Trustee     since 2004   Vice President and Chief               77        Trustee/Director of Ariel
One Freedom                                          Investment Officer, J. Paul                      Mutual Funds, SEI Opportunity
Valley Drive,                                        Getty Trust, Non-Profit                          Master Fund, L.P., SEI
Oaks, PA 19456                                       Foundation for Visual Arts,                      Opportunity Fund, L.P., SEI
60 yrs. old                                          since December 2002.                             Structured Credit Fund, L.P.
                                                     President, Harbor Capital                        and SEI Alpha Strategy
                                                     Advisors and Harbor Mutual                       Portfolios, LP
                                                     Funds, 2000-2002. Manager,
                                                     Pension Asset Management, Ford
                                                     Motor Company, 1997-1999.
------------------------------------------------------------------------------------------------------------------------------------
Mitchell A. Johnson         Trustee     since 2007   Private Investor since 1994.           77        Trustee of the Advisors'
One Freedom                                                                                           Inner Circle Fund, The
Valley Drive,                                                                                         Advisor's Inner Circle Fund
Oaks, PA 19456                                                                                        II, Bishop Street Funds and
65 yrs. old                                                                                           SEI Alpha Strategy
                                                                                                      Portfolios, LP
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS
--------
Robert A. Nesher           President    since 2005   Currently performs various            N/A                     N/A
One Freedom                  & CEO                   services on behalf of SEI for
Valley Drive,                                        which Mr. Nesher is
Oaks, PA 19456                                       compensated.
61 yrs. old
------------------------------------------------------------------------------------------------------------------------------------
Stephen F. Panner         Controller    since 2005   Fund Accounting Director of           N/A                     N/A
One Freedom                   and                    the Administrator since 2005.
Valley Drive,                Chief                   Fund Administration Manager,
Oaks, PA 19456             Financial                 Old Mutual Fund Services,
37 yrs. old                 Officer                  2000-2005. Chief Financial
                                                     Officer, Controller and
                                                     Treasurer, PBHG Funds and PBHG
                                                     Insurance Series Fund,
                                                     2004-2005. Assistant
                                                     Treasurer, PBHG Funds and PBHG
                                                     Insurance Series Fund,
                                                     2000-2004. Assistant
                                                     Treasurer, Old Mutual Advisors
                                                     Fund, 2004-2005.
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
72    SEI Institutional International Trust / Annual Report / September 30, 2007

------------------------------------------------------------------------------------------------------------------------------------
                                         TERM OF                                        NUMBER OF
                                          OFFICE                                        PORTFOLIOS
                                           AND                  PRINCIPAL                IN FUND
           NAME           POSITION(S)   LENGTH OF             OCCUPATION(S)              COMPLEX           OTHER DIRECTORSHIPS
         ADDRESS,         HELD WITH       TIME                 DURING PAST               OVERSEEN                HELD BY
         AND AGE            TRUSTS       SERVED 1              FIVE YEARS              BY TRUSTEE 2              TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS (CONTINUED)
--------------------
Russell Emery                Chief      since 2006   Chief Compliance Officer of           N/A                     N/A
One Freedom`              Compliance                 SEI Opportunity Master Fund,
Valley Drive                Officer                  L.P., SEI Opportunity Fund,
Oaks, PA 19456                                       L.P., Bishop Street Funds, SEI
44 yrs. old                                          Structured Credit Fund, L.P.,
                                                     The Advisors' Inner Circle
                                                     Fund and the Advisors' Inner
                                                     Circle Fund II, since March
                                                     2006. Director of Investment
                                                     Product Management and
                                                     Development of SIMC, February
                                                     2003- March 2006. Senior
                                                     Investment Analyst--Equity Team
                                                     of SEI, March 2000-February
                                                     2003.
------------------------------------------------------------------------------------------------------------------------------------
Timothy D. Barto             Vice       since 2002   General Counsel, Vice                 N/A                     N/A
One Freedom                President                 President and Secretary of
Valley Drive                  and                    SIMC and the Administrator
Oaks, PA 19456             Secretary                 since 2004. Vice President and
39 yrs. old                                          Assistant Secretary of SEI
                                                     since 2001. Vice President of
                                                     SIMC and the Administrator
                                                     since 1999. Assistant
                                                     Secretary of SIMC, the
                                                     Administrator and the
                                                     Distributor and Vice President
                                                     of the Distributor, 1999-2003.
------------------------------------------------------------------------------------------------------------------------------------
Sofia A. Rosala              Vice       since 2004   Vice President and Assistant          N/A                     N/A
One Freedom                President                 Secretary of SIMC and the
Valley Drive                  and                    Administrator since 2005.
Oaks, PA 19456             Assistant                 Compliance Officer of SEI,
33 yrs. old                Secretary                 September 2001-2004.
------------------------------------------------------------------------------------------------------------------------------------
James Ndiaye                 Vice       since 2005   Vice President and Assistant          N/A                     N/A
One Freedom                President                 Secretary of SIMC since 2005.
Valley Drive                  and                    Vice President, Deutsche Asset
Oaks, PA 19456             Assistant                 Management (2003-2004).
39 yrs. old                Secretary                 Associate, Morgan, Lewis &
                                                     Bockius LLP (2000-2003).
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
SEI Institutional International Trust / Annual Report / September 30, 2007    73

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited) (Concluded)

------------------------------------------------------------------------------------------------------------------------------------
                                         TERM OF                                        NUMBER OF
                                          OFFICE                                        PORTFOLIOS
                                           AND                  PRINCIPAL                IN FUND
           NAME           POSITION(S)   LENGTH OF             OCCUPATION(S)              COMPLEX           OTHER DIRECTORSHIPS
         ADDRESS,         HELD WITH       TIME                 DURING PAST               OVERSEEN                HELD BY
         AND AGE            TRUSTS       SERVED 1              FIVE YEARS              BY TRUSTEE 2              TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS (CONTINUED)
--------------------
Michael T. Pang              Vice      since 2005    Vice President and Assistant          N/A                     N/A
One Freedom               President                  Secretary of SIMC since 2005.
Valley Drive                 and                     Counsel, Caledonian Bank &
Oaks, PA 19456            Assistant                  Trust's Mutual Funds Group
35 yrs. old               Secretary                  (2004). Counsel, Permal Asset
                                                     Management (2001-2004).
------------------------------------------------------------------------------------------------------------------------------------
John J. McCue                Vice      since 2004    Director of Portfolio                 N/A                     N/A
One Freedom               President                  Implementations for SIMC since
Valley Drive                                         1995. Managing Director of
Oaks, PA 19456                                       Money Market Investments for
44 yrs. old                                          SIMC since 2003.
------------------------------------------------------------------------------------------------------------------------------------
Nicole Welch              Anti-Money   since 2005    Assistant Vice President and          N/A                     N/A
One Freedom               Laundering                 Anti-Money Laundering
Valley Drive              Compliance                 Compliance Coordinator of SEI
Oaks, PA 19456             Officer                   since 2005. Compliance
30 yrs. old                                          Analyst, TD Waterhouse (2004).
                                                     Senior Compliance Analyst, UBS
                                                     Financial Services
                                                     (2002-2004). Knowledge
                                                     Management Analyst,
                                                     PriceWaterhouseCoopers
                                                     Consulting (2000-2002).
------------------------------------------------------------------------------------------------------------------------------------

1 EACH TRUSTEE SHALL HOLD OFFICE DURING THE LIFETIME OF THIS TRUST UNTIL THE ELECTION AND QUALIFICATION OF HIS OR HER SUCCESSOR, OR UNTIL HE OR SHE SOONER DIES, RESIGNS OR IS REMOVED IN ACCORDANCE WITH THE TRUST'S DECLARATION OF TRUST.

2 THE FUND COMPLEX INCLUDES THE FOLLOWING: SEI ASSET ALLOCATION TRUST, SEI DAILY INCOME TRUST, SEI INSTITUTIONAL INVESTMENTS TRUST, SEI INSTITUTIONAL INTERNATIONAL TRUST, SEI INSTITUTIONAL MANAGED TRUST, SEI LIQUID ASSET TRUST, SEI TAX EXEMPT TRUST AND SEI ALPHA STRATEGY PORTFOLIOS, LP.


--------------------------------------------------------------------------------
74    SEI Institutional International Trust / Annual Report / September 30, 2007

Disclosure of Fund Expenses (Unaudited)

All mutual funds have operating expenses. As a shareholder of a fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the fund's gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the fund's average net assets; this percentage is known as the fund's expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on this page illustrates your fund's costs in two ways:

ACTUAL FUND RETURN. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The "Expenses Paid During Period" column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the "Ending Account Value" number is derived from deducting that expense cost from the Fund's gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN. This section helps you compare your Fund's costs with those of other mutual funds. It assumes that the fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund's comparative cost by comparing the hypothetical result for your Fund in the "Expense Paid During Period" column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes -- NOT your Fund's actual return -- the account values shown may not apply to your specific investment.

                                     BEGINNING    ENDING               EXPENSES
                                      ACCOUNT    ACCOUNT   ANNUALIZED    PAID
                                       VALUE      VALUE      EXPENSE    DURING
                                      4/1/07     9/30/07     RATIOS    PERIOD*
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
ACTUAL FUND RETURN
Class A                              $1,000.00  $1,075.80     1.26%     $ 6.56
Class I                              $1,000.00  $1,074.60     1.51%     $ 7.85

HYPOTHETICAL 5% RETURN
Class A                              $1,000.00  $1,018.75     1.26%     $ 6.38
Class I                              $1,000.00  $1,017.50     1.51%     $ 7.64
--------------------------------------------------------------------------------
EMERGING MARKETS EQUITY FUND
--------------------------------------------------------------------------------
ACTUAL FUND RETURN
Class A                              $1,000.00  $1,258.90     1.97%     $11.16

HYPOTHETICAL 5% RETURN
Class A                              $1,000.00  $1,015.19     1.97%     $ 9.95
--------------------------------------------------------------------------------

                                     BEGINNING    ENDING               EXPENSES
                                      ACCOUNT    ACCOUNT   ANNUALIZED    PAID
                                       VALUE      VALUE      EXPENSE    DURING
                                      4/1/07     9/30/07     RATIOS    PERIOD*
--------------------------------------------------------------------------------
INTERNATIONAL FIXED INCOME FUND
--------------------------------------------------------------------------------
ACTUAL FUND RETURN
Class A                              $1,000.00  $1,010.20     1.02%     $5.14

HYPOTHETICAL 5% RETURN
Class A                              $1,000.00  $1,019.95     1.02%     $5.16
--------------------------------------------------------------------------------
EMERGING MARKETS DEBT FUND
--------------------------------------------------------------------------------
ACTUAL FUND RETURN
Class A                              $1,000.00  $1,016.60     1.37%     $6.93

HYPOTHETICAL 5% RETURN
Class A                              $1,000.00  $1,018.20     1.37%     $6.93
--------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 183/365 (TO REFLECT THE ONE-HALF YEAR PERIOD SHOWN).


--------------------------------------------------------------------------------
SEI Institutional International Trust / Annual Report / September 30, 2007    75

Board of Trustees Considerations in Approving the Funds' Investment Advisory and Sub-Advisory
Agreements (Unaudited)

The SEI Institutional International Trust (the "Trust") and SEI Investments Management Corporation ("SIMC") have entered into an investment advisory agreement (the "Advisory Agreement"). Pursuant to the Advisory Agreement, SIMC oversees the investment advisory services provided to the series of the Trust (the "Funds") and may manage the cash portion of the Funds' assets. Pursuant to separate sub-advisory agreements (the "Sub-Advisory Agreements" and, together with the Advisory Agreement, the "Investment Advisory Agreements") with SIMC, and under the supervision of SIMC and the Trust's Board of Trustees (the "Board"), the Sub-Advisers are responsible for the day-to-day investment management of all or a discrete portion of the assets of the Funds. The Sub-Advisers also are responsible for managing their employees who provide services to these Funds. The Sub-Advisers are selected based primarily upon the research and recommendations of SIMC, which evaluates quantitatively and qualitatively the Sub-Advisers' skills and investment results in managing assets for specific asset classes, investment styles and strategies.

The Investment Company Act of 1940, as amended (the "1940 Act") requires that the initial approval of, as well as the continuation of, the Funds' Investment Advisory Agreements must be specifically approved: (i) by the vote of the Board of Trustees or by a vote of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Investment Advisory Agreements or "interested persons" of any party (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval. In connection with their consideration of such approvals, the Funds' Trustees must request and evaluate, and SIMC and the Sub-Advisers are required to furnish, such information as may be reasonably necessary to evaluate the terms of the Investment Advisory Agreements. In addition, the Securities and Exchange Commission ("SEC") takes the position that, as part of their fiduciary duties with respect to a mutual fund's fees, mutual fund boards are required to evaluate the material factors applicable to a decision to approve an Investment Advisory Agreement.

Consistent with these responsibilities, the Trust's Board of Trustees calls and holds meetings each year that are dedicated to considering whether to renew the Investment Advisory Agreements between the Trust and SIMC and SIMC and the Sub-Advisers with respect to the Funds of the Trust. In preparation for these meetings, the Board requests and reviews a wide variety of materials provided by SIMC and the Sub-Advisers, including information about SIMC's and the Sub-Advisers' affiliates, personnel and operations. The Board also receives extensive data provided by third parties. This information is in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Trustees also receive a memorandum from Fund counsel and independent counsel to the Independent Trustees regarding the responsibilities of Trustees in connection with their consideration of whether to approve the Trust's Investment Advisory Agreements. Finally, the Independent Trustees receive advice from independent counsel to the Independent Trustees, meet in executive session outside the presence of Fund management and participate in question and answer sessions with representatives of SIMC and the Sub-Advisers.

Specifically, the Board requested and received written materials from SIMC and the Sub-Advisers regarding: (a) the quality of SIMC's and the Sub-Advisers' investment management and other services; (b) SIMC's and the Sub-Advisers' investment management personnel; (c) SIMC's and the Sub-Advisers' operations and financial condition; (d) SIMC's and the Sub-Advisers' brokerage practices (including any soft dollar arrangements) and investment strategies; (e) the level of the advisory fees that SIMC and the Sub-Advisers charge the Funds compared with the fees each charge to comparable mutual funds; (f) the Funds' overall fees and


--------------------------------------------------------------------------------
76    SEI Institutional International Trust / Annual Report / September 30, 2007
operating expenses compared with similar mutual funds; (g) the level of SIMC's and the Sub-Advisers' profitability from their Fund-related operations; (h) SIMC's and the Sub-Advisers' compliance systems; (i) SIMC's and the Sub-Advisers' policies on and compliance procedures for personal securities transactions; (j) SIMC's and the Sub-Advisers' reputation, expertise and resources in domestic and/or international financial markets; and (k) the Funds' performance compared with similar mutual funds.

At the December 8, 2006, March 14, 2007, June 28, 2007 and September 19, 2007 meetings of the Board of Trustees, the Trustees, including a majority of the Independent Trustees, approved the Investment Advisory Agreements and approved the selection of SIMC and the Sub-Advisers to act in their respective capacities for the Funds. The Board's approval was based on its consideration and evaluation of a variety of specific factors discussed at the meetings and at prior meetings, including:

o the nature, extent and quality of the services provided to the Funds under the Investment Advisory Agreements, including the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds;

o the Funds' investment performance and how it compared to that of other comparable mutual funds;

o the Funds' expenses under each Investment Advisory Agreement and how those expenses compared to those of other comparable mutual funds;

o the profitability of SIMC and the Sub-Advisers and their affiliates with respect to the Funds, including both direct and indirect benefits accruing to SIMC and the Sub-Advisers and their affiliates; and

o the extent to which economies of scale would be realized as the Funds grow and whether fee levels in the Investment Advisory Agreements reflect those economies of scale for the benefit of Fund investors.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board of Trustees considered the nature, extent and quality of the services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, SIMC's and the Sub-Advisers' personnel, experience, track record and compliance program. The Trustees found the level of SIMC's professional staff and culture of compliance satisfactory. Following evaluation, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds supported renewal of the Investment Advisory Agreements.

FUND PERFORMANCE. The Board of Trustees considered Fund performance in determining whether to renew the Investment Advisory Agreements. Specifically, the Trustees considered the Funds' performance relative to their peer groups and appropriate indices/benchmarks, in light of total return, yield and market trends. As part of this review, the Trustees considered the composition of each peer group and selection criteria. In evaluating performance, the Trustees considered both market risk and shareholder risk expectations for the Funds. The Trustees found Fund performance satisfactory, and where performance was below the benchmark, the Trustees were satisfied that appropriate steps were being taken. Following evaluation, the Board concluded that, within the context of its full deliberations, the performance of the Funds supported renewal of the Investment Advisory Agreements.


--------------------------------------------------------------------------------
SEI Institutional International Trust / Annual Report / September 30, 2007    77

Board of Trustees Considerations in Approving the Funds' Investment Advisory and Sub-Advisory
Agreements (Unaudited) (Concluded)

FUND EXPENSES. With respect to the Funds' expenses under the Investment Advisory Agreements, the Trustees considered the rate of compensation called for by the Investment Advisory Agreements and the Funds' net operating expense ratio in comparison to those of other comparable mutual funds. The Trustees also considered information about average expense ratios of comparable mutual funds in the Funds' respective peer groups. The Trustees further considered the fact that the comparative fee analysis either showed that the various fees were below average or that there was a reasonable basis for the fee level. Finally, the Trustees considered the effects of SIMC's voluntary waiver of management and other fees and the Sub-Advisers' fees to prevent total Fund expenses from exceeding a specified cap and that SIMC and the Sub-Advisers, through waivers, have maintained the Funds' net operating expenses at competitive levels for their respective distribution channels. Following evaluation, the Board concluded that, within the context of its full deliberations, the expenses of the Funds are reasonable and supported renewal of the Investment Advisory Agreements.

PROFITABILITY. With regard to profitability, the Trustees considered all compensation flowing to SIMC and the Sub-Adviser and their affiliates, directly or indirectly. The Trustees considered whether the varied levels of compensation and profitability under the Investment Advisory Agreements and other service agreements were reasonable and justified in light of the quality of all services rendered to the Funds by SIMC and the Sub-Advisers and their affiliates. The Trustees found that profitability was reasonable and that the margin was not increasing despite growth in assets. When considering the profitability of the Sub-Advisers, the Board took into account the fact that the Sub-Advisers are compensated by SIMC, and not by the Funds directly, and such compensation with respect to any Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the profitability of SIMC and the Sub-Advisers are reasonable and supported renewal of the Investment Advisory Agreements.

ECONOMIES OF SCALE. The Trustees considered the existence of any economies of scale and whether those were passed along to the Funds' shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by SIMC and its affiliates. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the Funds obtain reasonable benefit from economies of scale.

Based on the Trustees' deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously approved the continuation of the Investment Advisory Agreements and concluded that the compensation under the Investment Advisory Agreements is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment. In the course of their deliberations, the Trustees did not identify any particular information that was all-important or controlling.


--------------------------------------------------------------------------------
78    SEI Institutional International Trust / Annual Report / September 30, 2007

Notice to Shareholders (Unaudited)

For shareholders that do not have a September 30, 2007 taxable year end, this notice is for informational purposes only. For shareholders with a September 30, 2007 taxable year end, please consult your tax advisor as to the pertinence of this notice.

For the fiscal year ended September 30, 2007 the Funds of the SEI Institutional International Trust are designating the following items with regard to distributions paid during the year:

                                                                                 (E)
                                                                             QUALIFYING
                             (A)             (B)                              DIVIDEND
                          LONG-TERM       ORDINARY                 (D)         INCOME         (F)          (G)            (H)
                        CAPITAL GAINS      INCOME               DIVIDENDS     (15% TAX       U.S.       QUALIFIED      QUALIFIED
                        DISTRIBUTIONS  DISTRIBUTIONS    (C)     RECEIVED      RATE FOR    GOVERNMENT    INTEREST      SHORT-TERM
FUND                     (TAX BASIS)    (TAX BASIS)    TOTAL  DEDUCTION (1)   QDI) (2)   INTEREST (3)  INCOME (4)  CAPITAL GAIN (5)
-----------------------------------------------------------------------------------------------------------------------------------
International Equity        48.12%         51.88%     100.00%     0.00%        31.63%        0.00%        7.74%         100.00%
Emerging Markets
  Equity                    74.95%         25.05%     100.00%     0.00%        28.34%        0.00%        0.00%         100.00%
International Fixed
  Income                     0.00%        100.00%     100.00%     0.00%         0.00%        3.93%       23.00%           0.00%
Emerging Markets Debt       35.13%         64.87%     100.00%     0.00%         0.00%        0.00%        0.00%         100.00%

The Funds intend to pass through foreign tax credit to shareholders. For the fiscal year ended September 30, 2007, the amount of foreign source income and foreign tax credit are as follows:

--------------------------------------------------------
                                             Foreign Tax
                            Foreign Source   Credit Pass
Fund                                Income       Through
--------------------------------------------------------
International Equity        $   88,800,478   $ 3,017,343

Emerging Markets Equity         38,306,440     3,932,193

(1) "Dividends Received Deduction" represent dividends which qualify for the corporate dividends received deduction.

(2) "Qualifying Dividend Income" represent qualifying dividends as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003. It is the intention of the Fund to designate the max amount permitted by law.

(3) "U.S. Government Interest" represent the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut or New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4) "Qualified Interest Income" represent qualifying interest that is exempt from U.S. withholding tax when paid to foreign investors as created by the American Jobs Creation Act of 2004.

(5) "Qualified Short-Term Capital Gain" represent qualifying short-term capital gain that is exempt from U.S. withholding tax when paid to foreign investors as created by the American Jobs Creation Act of 2004.

Items (A), (B) and (C) are based on the percentage of each fund's total distribution.

Items (D) and (E) are based on the percentage of "Ordinary Income
Distributions."

Item (F) is based on the percentage of gross income of each Fund.

Item (G) is based on the percentage of net investment income distributions.

Item (H) is based on the percentage of ordinary income distributions.

Please consult your tax adviser for proper treatment of this information. This notification should be kept with your permanent tax records.


--------------------------------------------------------------------------------
SEI Institutional International Trust / Annual Report / September 30, 2007    79

Notes

Notes

Notes

Notes

Notes

SEI INSTITUTIONAL INTERNATIONAL TRUST ANNUAL REPORT SEPTEMBER 30, 2007

Robert A. Nesher, CHAIRMAN

TRUSTEES

William M. Doran

F. Wendell Gooch

James M. Storey

George J. Sullivan, Jr.

Rosemarie B. Greco

Nina Lesavoy

James M. Williams

Mitchell A. Johnson

OFFICERS

Robert A. Nesher

PRESIDENT AND CHIEF EXECUTIVE OFFICER

Stephen F. Panner

CONTROLLER AND CHIEF FINANCIAL OFFICER

Russell Emery

CHIEF COMPLIANCE OFFICER

Timothy D. Barto

VICE PRESIDENT, SECRETARY

Sofia A. Rosala

VICE PRESIDENT, ASSISTANT SECRETARY

James Ndiaye

VICE PRESIDENT, ASSISTANT SECRETARY

Michael T. Pang

VICE PRESIDENT, ASSISTANT SECRETARY

John J. McCue

VICE PRESIDENT

Nicole Welch

ANTI-MONEY LAUNDERING COMPLIANCE OFFICER

INVESTMENT ADVISER

SEI Investments Management Corporation

ADMINISTRATOR

SEI Investments Global Funds Services

DISTRIBUTOR

SEI Investments Distribution Co.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KMPG LLP

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Trust and must be preceded or accompanied by a current prospectus. Shares of the SEI Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in the shares involves risk, including the possible loss of principal.

FOR MORE INFORMATION CALL
1 800 DIAL SEI
(1 800 342 5734)

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SEI New ways.
    New answers.(R)

SEI Investments Distribution Co.
Oaks, PA 19456 1.800.DIAL.SEI (1.800.342.5734)

SEI-F-018 (9/07)
ITEM 2.    CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, comptroller or principal accounting officer.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant's board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial expert is George J. Sullivan, Jr. Mr. Sullivan is an independent as defined in Form N-CSR Item 3(a)(2).

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fees billed by KPMG LLP (KPMG) Related to the Trust

KPMG billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:


------------------------------------------------------------------------------------------------------------------------------
                                       FISCAL 2007                                            FISCAL 2006
------------------------------------------------------------------------------------------------------------------------------
                   All fees and      All fees and      All other fees    All fees and      All fees and      All other fees
                   services to the   services to       and services to   services to the   services to       and services to
                   Trust that were   service           service           Trust that were   service           service
                   pre-approved      affiliates that   affiliates that   pre-approved      affiliates that   affiliates that
                                     were pre-         did not require                     were pre-         did not require
                                     approved          pre-approval                        approved          pre-approval
------------------------------------------------------------------------------------------------------------------------------
(a)     Audit      $136,500                N/A         $0                $118,700          N/A               $0
        Fees(1)

------------------------------------------------------------------------------------------------------------------------------
(b)     Audit-     $0                $0                $0                $0                $0                $0
        Related
        Fees
------------------------------------------------------------------------------------------------------------------------------
(c)     Tax        $0                $0                $0                N/A               N/A               N/A
        Fees

------------------------------------------------------------------------------------------------------------------------------
(d)     All        $5,440            $264,075          $0                $0                $216,500          $60,360
        Other
        Fees
------------------------------------------------------------------------------------------------------------------------------






Notes:
   (1) Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided KPMG in connection with statutory and regulatory filings.

(e)(1) The trust's Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the "Policy"), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant's Chief Financial Officer ("CFO") and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:
(1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor's annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC's rules and whether the provision of such services would impair the auditor's independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor's independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.


(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

            -------------------------------------------------------
                                   FISCAL 2007      FISCAL 2006
            -------------------------------------------------------
            Audit-Related Fees          0%               0%

            -------------------------------------------------------
            Tax Fees                    0%               0%
            -------------------------------------------------------
            All Other Fees              0%               0%

            -------------------------------------------------------



(f)       Not Applicable.

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(g)(1)    The aggregate non-audit fees and services billed by KPMG for the fiscal years 2007 and 2006 were $269,515 and $276,860, respectively. Non-audit fees consist of SAS No. 70 review of fund accounting and administration operations, attestation report in accordance with Rule 17 Ad-13, agreed upon procedures report over certain internal controls related to compliance with federal securities laws and regulations and tax consulting services for various service affiliates of the registrant.

(h) During the past fiscal year, Registrant's principal accountant provided certain non-audit services to Registrant's investment adviser or to entities controlling, controlled by, or under common control with Registrant's investment adviser that provide ongoing services to Registrant that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The audit committee of Registrant's Board of Trustees reviewed and considered these non-audit services provided by Registrant's principal accountant to Registrant's affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant's independence.



ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.   SCHEDULE OF INVESTMENTS

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Trust has a standing Nominating Committee (the "Committee") currently consisting of the Independent Trustees. The Committee is responsible for evaluating and recommending nominees for election to the Trust's Board of Trustees (the "Board"). Pursuant to the Committee's Charter, adopted on June 18th 2004, the Committee will review all shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust's office.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant's disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, except as noted below, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms. The registrant's fund accountant identified a weakness in its internal controls relating to the application of fair value pricing for certain international equity securities held by

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international equity funds that used an automated fair valuation process. This weakness has since been corrected.

(b) Except for the corrections noted above, there were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEMS 12. EXHIBITS.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.


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                                   SIGNATURES

Pursuant to the requirements of the securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                               SEI Institutional International Trust


By (Signature and Title)*                  /s/ Robert A. Nesher
                                           ------------------------------
                                           Robert A. Nesher
                                           President & CEO



Date: December 6, 2007


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*                  /s/ Robert A. Nesher
                                           ------------------------------
                                           Robert A. Nesher
                                           President & CEO
Date: December 6, 2007


By (Signature and Title)*                  /s/ Stephen F. Panner
                                           ------------------------------
                                           Stephen F. Panner,
                                           Controller & CFO

Date: December 6, 2007

* Print the name and title of each signing officer under his or her signature.